UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08361

Goldman Sachs Variable Insurance Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Caroline Kraus

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282

Copies to:

Stephen H. Bier, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Multi-Strategy Alternatives Portfolio

Goldman Sachs Trend Driven Allocation Fund*

*	Effective after the close of business on December 31, 2021, the Goldman Sachs Global Trends Allocation Fund was renamed the Goldman Sachs Trend Driven Allocation Fund and changed its principal investment strategy effective after the close of business on January 31, 2022.

Semi-Annual Report

June 30, 2022

Goldman Sachs Variable Insurance Trust

∎	GOLDMAN SACHS MULTI-STRATEGY ALTERNATIVES PORTFOLIO

∎	GOLDMAN SACHS TREND DRIVEN ALLOCATION FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Variable Insurance Trust – Goldman Sachs VIT Multi-Asset Strategies Funds

The following are highlights both of key factors affecting the global capital markets and of any key changes made to the Goldman Sachs VIT Multi Asset Strategies Funds (the “Funds”) during the six months ended June 30, 2022 (the “Reporting Period”). A fuller review of the markets and these changes will appear in the Funds’ annual shareholder report covering the 12 months ended December 31, 2022.

Market and Economic Review

•	Overall, the global capital markets struggled during the Reporting Period.

•

Economic uncertainty and market volatility was largely fueled by a rapid change in perceptions of upside inflation risk and the U.S. Federal Reserve’s (“Fed”) efforts to head off a potential recession.

•	Global equities, as represented by the MSCI All Country World Index, returned -20.18%.

•	Global fixed income, as represented by the Bloomberg Global Aggregate Bond Index, returned -13.91%.

•

In the first quarter of 2022, when the Reporting Period began, rapidly evolving expectations for inflation and Fed policy had already complicated the macro outlook, but the Russian invasion of Ukraine in February significantly increased market uncertainty and volatility.

•	Valuations broadly fell across multiple asset classes, with global equities suffering substantial declines.

•	Credit spreads (i.e., yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) widened as bond yields rose in response to inflationary pressures.

•

During the second quarter of 2022, investor concerns around slower economic growth accelerated; the Russia/Ukraine conflict led to a surge in commodity prices; and the risks of a potential policy miscalculation by the Fed increased.

•

Unexpectedly higher inflation data, released in early June, brought consumer confidence into focus and eroded the narrative in some parts of the market that suggested the U.S. economy had experienced peak inflation.

•

Most global equity markets fell into bear market territory during the second calendar quarter. (A bear market is a condition in which securities prices fall 20% or more from recent highs amid widespread pessimism and negative investor sentiment.)

•

Bond yields rose as Fed interest rate hikes came faster than investors had previously anticipated. Rising short-term interest rates and expectations for further monetary policy tightening hurt duration-sensitive assets, while concerns about the economic outlook pushed credit spreads wider.

Fund Changes and Highlights

Goldman Sachs Trend Driven Allocation Fund

•	Effective January 1, 2022, the Fund’s name (previously, the Goldman Sachs Global Trends Allocation Fund) was changed to the Goldman Sachs Trend Driven Allocation Fund.

•	After the close of business on January 31, 2022, the Fund’s principal investment strategy changed.

•	As of that time, the Fund primarily seeks to achieve its investment objective by investing in a portfolio of U.S. and non-U.S. equity securities and U.S. fixed income securities.

•

Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) makes investment decisions based upon its analysis of “trends” from around the world. Trends are used by the Investment Adviser to allocate the Fund’s relative weighting to equity and fixed income securities. The trends analyzed by the Investment Adviser are based on, but are not limited to, relative considerations around the prices and volatility of the underlying markets.

1

MARKET REVIEW

•

As a result of the trends analysis, the Investment Adviser may allocate more of the Fund’s assets to investments with relatively strong recent trends and allocate assets away from investments with relatively poor recent trends.

•

In addition, the Investment Adviser seeks to manage volatility and limit losses by allocating the Fund’s assets away from risky investments in distressed or volatile market environments. While the Investment Adviser attempts to manage the Fund’s volatility, there can be no guarantee that the Fund will be successful.

•

Effective as of the close of business on June 23, 2022, Federico Gilly no longer served as a portfolio manager for the Fund. Oliver Bunn, Vice President, continues to serve as a portfolio manager for the Fund. Additionally, effective the same date, James Park, Managing Director, began serving as a portfolio manager for the Fund. Mr. Park is a senior portfolio manager on the Alternative Investment Strategies team within Goldman Sachs Asset Management’s Quantitative Investment Strategies platform. He joined Goldman Sachs in 2004.

2

FUND BASICS

Multi-Strategy Alternatives Portfolio

as of June 30, 2022

PERFORMANCE REVIEW

January 1, 2022 – June 30, 2022	Fund Total Return (based on NAV)[1]	ICE BAML 3-Mo US Treasury Bill Index[2]
Institutional	-6.96%	-0.01%
Service	-7.07	-0.01
Advisor	-7.09	-0.01

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The ICE BofA 3 Month U.S. Treasury Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue.

The comparison to the ICE BofA 3-Month U.S. Treasury Bill Index is a means of emphasizing that the Fund has an unconstrained strategy. The Fund employs a benchmark agnostic strategy. Benchmark performance may not be comparable to the Fund’s performance.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

FUND BASICS

OVERALL UNDERLYING FUND AND ETF WEIGHTINGS4

Percentage of Net Assets

[4]

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund and exchange traded fund (“ETF”) reflects the value of that Underlying Fund or ETF as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds and investment companies held by the Portfolio are not reflected in the graph above. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

4

FUND BASICS

Trend Driven Allocation Fund

as of June 30, 2022

PERFORMANCE REVIEW

January 1, 2022 – June 30, 2022	Fund Total Return (based on NAV)[1]	60% MSCI World / 40% Bloomberg U.S. Treasury Index[2]	MSCI World Index (Net, USD, Hedged)[3]	Bloomberg U.S. Treasury Index (Total Return, USD, Unhedged)[4]
Institutional	-15.25%	-14.44%	-18.00%	-9.14%
Service	-15.32	-14.44	-18.00	-9.14

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s blended benchmark index is comprised of 60% the MSCI World Index and 40% the Bloomberg U.S. Treasury Index. It is not possible to invest directly in an unmanaged index.

[3]

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in an unmanaged index.

[4]

Bloomberg U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

FUND BASICS

FUND COMPOSITION5

[5]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The underlying composition of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall composition may differ from the percentages contained in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments

June 30, 2022 (Unaudited)

Shares	Description	Value

Underlying Funds (Class R6 Shares)(a) – 94.1%
Equity – 25.6%
272,177	Goldman Sachs Global Infrastructure Fund	$3,434,869
50,190	Goldman Sachs MarketBeta US Equity ETF	2,584,283
267,276	Goldman Sachs Emerging Markets Equity Insights Fund	2,167,605
26,817	Goldman Sachs MarketBeta International Equity ETF	1,202,453
26,301	Goldman Sachs Energy Infrastructure Fund	262,480

		9,651,690

Fixed Income – 68.5%
1,133,283	Goldman Sachs Long Short Credit Strategies Fund	8,839,611
532,195	Goldman Sachs Managed Futures Strategy Fund	6,508,748
434,073	Goldman Sachs Emerging Markets Debt Fund	3,971,771
492,423	Goldman Sachs High Yield Fund	2,609,845
280,813	Goldman Sachs High Yield Floating Rate Fund	2,434,650
165,833	Goldman Sachs Strategic Income Fund	1,446,065

		25,810,690

TOTAL UNDERLYING FUNDS (CLASS R6 SHARES)
(Cost $36,928,753)		$35,462,380

Exchange Traded Funds – 3.6%
1,808	Energy Select Sector SPDR Fund	$129,290
1,854	Health Care Select Sector SPDR Fund	237,757

Exchange Traded Funds – (continued)
2,914	Vanguard S&P 500 ETF	1,010,808

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,481,914)		$1,377,855

Shares	Dividend Rate	Value

Investment Companies (Institutional Shares)(a) – 25.2%
Goldman Sachs Financial Square Government Fund
6,407,591	1.367%	$6,407,591
Goldman Sachs VIT Government Money Market Fund
3,105,284	1.347%	3,105,284

TOTAL INVESTMENT COMPANIES
(Cost $9,512,875)		9,512,875

TOTAL INVESTMENTS – 122.9%
(Cost $47,923,542)		$46,353,110

LIABILITIES IN EXCESS OF OTHER ASSETS – (22.9)%		(8,655,674)

NET ASSETS – 100.0%		$37,697,436

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

Currency Abbreviations:
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX Bank Index	35	09/16/22	$148,005	$(2,656)
U.S. Treasury 2 Year Note	10	09/30/22	2,112,343	(14,140)

Total Futures Contracts				$(16,796)

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At June 30, 2022, the Fund had the following purchased option contracts:

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by the Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased options contracts:

Calls
3 Month Eurodollar	98.25 USD	09/19/2022	4	$967,950	$100	$9,559	$(9,459)
3 Month Eurodollar	99.00 USD	09/19/2022	12	2,903,850	150	9,178	(9,028)
3 Month Eurodollar	98.00 USD	12/19/2022	4	963,100	350	9,959	(9,609)
3 Month Eurodollar	98.75 USD	12/19/2022	12	2,889,300	525	11,128	(10,603)
3 Month Eurodollar	97.25 USD	12/18/2023	26	6,298,825	36,887	31,103	5,784
3 Month Eurodollar	97.50 USD	03/18/2024	66	16,008,300	89,512	82,303	7,209
3 Month Eurodollar	97.50 USD	06/17/2024	57	13,838,175	88,350	79,195	9,155
3 Month Eurodollar	95.88 USD	09/18/2023	17	4,112,087	51,744	46,602	5,142
3 Month Eurodollar	95.88 USD	06/19/2023	17	4,104,013	43,350	42,627	723
3 Month Eurodollar	95.88 USD	03/13/2023	11	2,650,450	22,000	28,126	(6,126)
3 Month Eurodollar	97.75 USD	03/13/2023	15	3,614,250	3,750	52,830	(49,080)
3 Month Eurodollar	97.75 USD	06/19/2023	7	1,689,888	3,369	28,546	(25,177)
3 Month Eurodollar	99.00 USD	12/19/2022	39	9,390,225	1,219	55,537	(54,318)

TOTAL				$69,430,413	$341,306	$486,693	$(145,387)

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

Schedule of Investments

June 30, 2022 (Unaudited)

Shares	Description	Value

Exchange Traded Funds – 12.9%
97,965	iShares Core S&P 500 ETF
(Cost $19,997,911)		$37,143,429

Shares	Dividend Rate	Value

Investment Companies (Institutional Shares)(a) – 50.1%
Goldman Sachs Financial Square Government Fund
57,777,966	1.358%	$57,777,966
Goldman Sachs Financial Square Treasury Instruments Fund
28,907,426	1.054%	28,907,426
Goldman Sachs Financial Square Treasury Obligations Fund
28,908,241	1.375%	28,908,241
Goldman Sachs Financial Square Treasury Solutions Fund
28,907,426	1.357%	28,907,426

TOTAL INVESTMENT COMPANIES
(Cost $144,501,059)		$144,501,059

TOTAL INVESTMENTS – 63.0%
(Cost $164,498,970)		$181,644,488

OTHER ASSETS IN EXCESS OF LIABILITIES – 37.0%		106,554,297

NET ASSETS – 100.0%		$288,198,785

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	129	09/16/22	$4,767,368	$(93,661)
FTSE 100 Index	22	09/16/22	1,918,824	(24,116)
TOPIX Index	22	09/08/22	3,131,941	(96,526)
U.S. Treasury 10 Year Note	210	09/21/22	24,671,029	177,877

Total Futures Contracts				$(36,426)

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statements of Assets and Liabilities

June 30, 2022 (Unaudited)

	Multi-Strategy Alternatives Portfolio	Trend Driven Allocation Fund

Assets:
Investments in unaffiliated issuers, at value (cost $1,481,914 and $19,997,911, respectively)	$1,377,855	$37,143,429
Investments in affiliated issuers, at value (cost $46,441,628 and $144,501,059, respectively)	44,975,255	144,501,059
Purchased Options, at value (premiums paid $486,693 and $—, respectively)	341,306	—
Cash	661,252	100,079,677
Foreign currency, at value (cost $— and $203,430, respectively)	—	295,311
Receivables:
Investments sold	696,139	5,245,923
Dividends	73,945	122,667
Collateral on certain derivative contracts	19,773	1,168,833
Reimbursement from investment adviser	7,203	21,509
Securities lending income	1,078	905
Fund shares sold	927	330,499
Variation margin on futures contracts	1,417	447,990
Other assets	3,820	30,230

Total assets	48,159,970	289,388,032

Liabilities:
Payables:
Fund shares redeemed	10,211,662	48,382
Investments purchased	75,390	836,715
Distribution and Service fees and Transfer Agency fees	51,565	72,218
Management fees	—	154,078
Accrued expenses	123,917	77,854

Total liabilities	10,462,534	1,189,247

Net Assets:
Paid-in capital	40,444,874	298,405,788
Total distributable loss	(2,747,438)	(10,207,003)

NET ASSETS	$37,697,436	$288,198,785
Net Assets:
Advisor	$20,753,362	$—
Institutional	2,295,664	547,018
Service	14,648,410	287,651,767

Total Net Assets	$37,697,436	$288,198,785
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Advisor	2,296,222	—
Institutional	252,433	49,957
Service	1,614,163	26,417,617
Net asset value, offering and redemption price per share:
Advisor	$9.04	$—
Institutional	9.09	10.95
Service	9.07	10.89

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statements of Operations

For the Six Months Ended June 30, 2022 (Unaudited)

	Multi-Strategy Alternatives Portfolio	Trend Driven Allocation Fund

Investment income:
Dividends — affiliated Underlying Funds	$378,164	$240,271
Dividends — unaffiliated issuers	9,968	398,967
Securities lending income — affiliated issuer	1,805	5,790

Total investment income	389,937	645,028

Expenses:
Distribution and/or Service (12b-1) fees(a)	59,946	397,743
Professional fees	38,675	61,834
Custody, accounting and administrative services	37,472	36,695
Management fees	28,543	1,258,528
Printing and mailing costs	11,608	9,890
Trustee fees	10,983	18,183
Transfer Agency fees(a)	3,806	31,861
Other	645	880

Total expenses	191,678	1,815,614

Less — expense reductions	(93,328)	(370,492)

Net expenses	98,350	1,445,122

NET INVESTMENT INCOME (LOSS)	291,587	(800,094)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(11,557)	6,108,729
Investments — affiliated Underlying Funds	(1,073,889)	—
Futures contracts	(394,714)	(30,904,295)
Purchased options	(9,471)	—
Foreign currency transactions	8,515	(1,050,452)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(104,059)	(24,999,151)
Investments — affiliated Underlying Funds	(1,822,203)	—
Futures contracts	(38,407)	(2,879,666)
Purchased options	(89,541)	—
Foreign currency translations	7,047	1,060,013

Net realized and unrealized loss	(3,528,279)	(52,664,822)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,236,692)	$(53,464,916)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees		Transfer Agency Fees
Fund	Advisor	Service	Advisor	Institutional	Service
Multi-Strategy Alternatives	$41,073	$18,873	$2,054	$242	$1,510
Trend Driven Allocation	—	397,743	—	42	31,819

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statements of Changes in Net Assets

	Multi-Strategy Alternatives Portfolio		Trend Driven Allocation Fund
	For the Six Months Ended June 30, 2022 (Unaudited)	For the Fiscal Year Ended December 31, 2021	For the Six Months Ended June 30, 2022 (Unaudited)	For the Fiscal Year Ended December 31, 2021

From operations:
Net investment income (loss)	$291,587	$519,664	$(800,094)	$(2,029,491)
Net realized gain (loss)	(1,481,116)	460,329	(25,846,018)	44,004,366
Net change in unrealized gain (loss)	(2,047,163)	137,496	(26,818,804)	10,247,601

Net increase (decrease) in net assets resulting from operations	(3,236,692)	1,117,489	(53,464,916)	52,222,476

Distributions to shareholders:
From distributable earnings:
Advisor Shares	—	(268,995)	—	—
Institutional Shares	—	(41,966)	—	(40,198)
Service Shares	—	(96,854)	—	(43,019,719)

Total distributions to shareholders	—	(407,815)	—	(43,059,917)

From share transactions:
Proceeds from sales of shares	44,217,538	9,602,512	18,029,324	16,311,964
Reinvestment of distributions	—	407,815	—	43,059,917
Cost of shares redeemed	(32,921,058)	(3,772,014)	(34,018,324)	(46,955,103)

Net increase (decrease) in net assets resulting from share transactions	11,296,480	6,238,313	(15,989,000)	12,416,778

TOTAL INCREASE (DECREASE)	8,059,788	6,947,987	(69,453,916)	21,579,337

Net Assets:

Beginning of period	29,637,648	22,689,661	357,652,701	336,073,364

End of period	$37,697,436	$29,637,648	$288,198,785	$357,652,701

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Institutional Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$9.77		$9.46	$9.02	$8.51	$9.39	$9.10

Net investment income(a)(b)	0.08		0.23	0.25	0.30	0.24	0.21

Net realized and unrealized gain (loss)	(0.76)		0.25	0.39	0.48	(0.87)	0.30

Total from investment operations	(0.68)		0.48	0.64	0.78	(0.63)	0.51

Distributions to shareholders from net investment income	—		(0.17)	(0.20)	(0.27)	(0.25)	(0.22)

Net asset value, end of period	$9.09		$9.77	$9.46	$9.02	$8.51	$9.39

Total Return(c)	(6.96)%		5.03%	7.05%	9.11%	(6.74)%	5.60%

Net assets, end of period (in 000’s)	$2,296		$2,515	$1,520	$1,309	$745	$453

Ratio of net expenses to average net assets(d)	0.20	%(e)	0.22%	0.21%	0.25%	0.22%	0.21%

Ratio of total expenses to average net assets(d)	0.74	%(e)	1.02%	1.39%	1.60%	1.57%	1.47%

Ratio of net investment income to average net assets	1.72	%(e)	2.29%	2.73%	3.30%	2.62%	2.20%

Portfolio turnover rate(f)	103%		25%	5%	26%	61%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Service Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$9.76		$9.45	$9.02	$8.52	$9.41	$9.13

Net investment income(a)(b)	0.08		0.20	0.23	0.32	0.28	0.27

Net realized and unrealized gain (loss)	(0.77)		0.26	0.38	0.43	(0.93)	0.22

Total from investment operations	(0.69)		0.46	0.61	0.75	(0.65)	0.49

Distributions to shareholders from net investment income	—		(0.15)	(0.18)	(0.25)	(0.24)	(0.21)

Net asset value, end of period	$9.07		$9.76	$9.45	$9.02	$8.52	$9.41

Total Return(c)	(7.07)%		4.84%	6.70%	8.82%	(6.93)%	5.37%

Net assets, end of period (in 000’s)	$14,648		$6,538	$3,472	$2,857	$811	$105

Ratio of net expenses to average net assets(d)	0.45	%(e)	0.47%	0.46%	0.51%	0.47%	0.46%

Ratio of total expenses to average net assets(d)	0.88	%(e)	1.28%	1.65%	1.86%	1.95%	1.73%

Ratio of net investment income to average net assets	1.75	%(e)	2.04%	2.51%	3.54%	3.08%	2.88%

Portfolio turnover rate(f)	103%		25%	5%	26%	61%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-STRATEGY ALTERNATIVES PORTFOLIO

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Multi-Strategy Alternatives Portfolio
	Advisor Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$9.73		$9.42	$8.99	$8.49	$9.36	$9.08

Net investment income(a)(b)	0.06		0.18	0.20	0.24	0.17	0.17

Net realized and unrealized gain (loss)	(0.75)		0.26	0.39	0.49	(0.83)	0.30

Total from investment operations	(0.69)		0.44	0.59	0.73	(0.66)	0.47

Distributions to shareholders from net investment income	—		(0.13)	(0.16)	(0.23)	(0.21)	(0.19)

Net asset value, end of period	$9.04		$9.73	$9.42	$8.99	$8.49	$9.36

Total Return(c)	(7.09)%		4.66%	6.56%	8.60%	(7.09)%	5.14%

Net assets, end of period (in 000’s)	$20,753		$20,585	$17,698	$15,410	$13,460	$15,512

Ratio of net expenses to average net assets(d)	0.60	%(e)	0.62%	0.61%	0.64%	0.62%	0.61%

Ratio of total expenses to average net assets(d)	1.13	%(e)	1.44%	1.79%	2.01%	1.93%	1.88%

Ratio of net investment income to average net assets	1.35	%(e)	1.89%	2.28%	2.61%	1.92%	1.78%

Portfolio turnover rate(f)	103%		25%	5%	26%	61%	53%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Trend Driven Allocation Fund
	Institutional Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$12.92		$12.61	$12.32	$11.65	$12.46	$11.33

Net investment income (loss)(a)	(0.01)		(0.04)	0.02	0.15	0.14	0.06

Net realized and unrealized gain (loss)	(1.96)		2.10	0.52	1.28	(0.64)	1.46

Total from investment operations	(1.97)		2.06	0.54	1.43	(0.50)	1.52

Distributions to shareholders from net investment income	—		—	(0.07)	(0.22)	(0.12)	(0.07)

Distributions to shareholders from net realized gains	—		(1.75)	(0.18)	(0.54)	(0.19)	(0.32)

Total distributions	—		(1.75)	(0.25)	(0.76)	(0.31)	(0.39)

Net asset value, end of period	$10.95		$12.92	$12.61	$12.32	$11.65	$12.46

Total Return(b)	(15.25)%		16.46%	4.35%	12.29%	(4.08)%	13.36%

Net assets, end of period (in 000’s)	$547		$337	$289	$277	$247	$30

Ratio of net expenses to average net assets	0.66	%(c)	0.65%	0.60%	0.59%	0.51%	0.68%

Ratio of total expenses to average net assets	0.89	%(c)	0.87%	0.90%	0.89%	0.86%	0.86%

Ratio of net investment income (loss) to average net assets	(0.25	)%(c)	(0.32)%	0.13%	1.18%	1.13%	0.46%

Portfolio turnover rate(d)	124%		12%	168%	61%	60%	64%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST TREND DRIVEN ALLOCATION FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Trend Driven Allocation Fund
	Service Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$12.86		$12.59	$12.30	$11.64	$12.45	$11.32

Net investment income (loss)(a)	(0.03)		(0.08)	(0.01)	0.11	0.08	0.03

Net realized and unrealized gain (loss)	(1.94)		2.10	0.51	1.28	(0.62)	1.46

Total from investment operations	(1.97)		2.02	0.50	1.39	(0.54)	1.49

Distributions to shareholders from net investment income	—		—	(0.03)	(0.19)	(0.08)	(0.04)

Distributions to shareholders from net realized gains	—		(1.75)	(0.18)	(0.54)	(0.19)	(0.32)

Total distributions	—		(1.75)	(0.21)	(0.73)	(0.27)	(0.36)

Net asset value, end of period	$10.89		$12.86	$12.59	$12.30	$11.64	$12.45

Total Return(b)	(15.32)%		16.17%	4.10%	11.94%	(4.34)%	13.11%

Net assets, end of period (in 000’s)	$287,652		$357,316	$335,784	$345,219	$395,842	$406,867

Ratio of net expenses to average net assets	0.91	%(c)	0.92%	0.85%	0.84%	0.81%	0.93%

Ratio of total expenses to average net assets	1.14	%(c)	1.14%	1.15%	1.14%	1.11%	1.11%

Ratio of net investment income (loss) to average net assets	(0.50	)%(c)	(0.58)%	(0.12)%	0.91%	0.63%	0.21%

Portfolio turnover rate(d)	124%		12%	168%	61%	60%	64%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements

June 30, 2022 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Strategy Alternatives	Institutional, Service and Advisor	Diversified
Trend Driven Allocation	Institutional and Service	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

The Multi-Strategy Alternatives Portfolio invests primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM acts as investment adviser. Additionally, the Multi-Strategy Alternatives Portfolio may invest a portion of its assets directly in other securities and instruments, including unaffiliated exchange traded funds (“Unaffiliated Funds”). The Trend Driven Allocation Fund may invest in one or a combination of the following securities and instruments: pooled investment vehicles, including exchange-traded funds (“ETFs”) and other investment companies; equity securities of U.S. and non-U.S. issuers; U.S. fixed income securities; and derivatives that provide exposure to a broad spectrum of asset classes and geographic regions.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Funds and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the

18

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

Underlying Funds. Because the Underlying Funds have varied expense and fee levels and each Fund may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, each Fund’s shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETF’s are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Options — When the Multi-Strategy Alternatives Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Multi-Strategy Alternatives Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2022:

MULTI-STRATEGY ALTERNATIVES PORTFOLIO
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income Underlying Funds	$25,810,690	$—	$—
Investment Companies	9,512,875	—	—
Equity Underlying Funds	9,651,690	—	—
Exchange Traded Funds	1,377,855	—	—

Total	$46,353,110	$—	$—

Derivative Type

Assets
Purchased Options Contracts	$341,306	$—	$—

Liabilities(a)
Futures Contracts	$(16,796)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

TREND DRIVEN ALLOCATION FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Exchange Traded Funds	$37,143,429	$—	$—
Investment Companies	144,501,059	—	—

Total	$181,644,488	$—	$—

Derivative Type

Assets(a)
Futures Contracts	$177,877	$—	$—

Liabilities(a)
Futures Contracts	$(214,303)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Strategy Alternatives

Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Equity		$—	Variation margin on futures contracts	$(2,656	)(a)
Interest Rate	Purchased options contracts, at value	341,306	Variation margin on futures contracts	(14,140)

Total		$341,306		$(16,796)

Trend Driven Allocation

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity		$—		Variation margin on futures contracts	$(214,303	)(a)
Interest Rate	Variation margin on futures contracts	177,877	(a)		—

Total		$177,877			$(214,303)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of June 30, 2022, is reported within the Statements of Assets and Liabilities.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

4.    INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations.

Multi-Strategy Alternatives

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(270,328)	$(7,015)
Interest Rate	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on futures contracts and purchased options	(133,857)	(120,933)

Total		$(404,185)	$(127,948)

Trend Driven Allocation

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(21,370,886)	$(3,941,932)
Interest Rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(9,533,409)	1,062,266

Total		$(30,904,295)	$(2,879,666)

For the six months ended June 30, 2022, the relevant values for each derivative type were as follows:

	Average Number of Contracts(1)
Fund	Futures Contracts	Purchased Options
Multi-Strategy Alternatives	52	178
Trend Driven Allocation	1,194	—

(1)

Amounts disclosed represent average number of contracts for futures and purchased options contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Funds held such derivatives during the six months ended June 30, 2022.

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Multi-Strategy Alternatives Portfolio’s and Trend Driven Allocation Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2022, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^
Multi-Strategy Alternatives	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%	0.00	%*
Trend Driven Allocation	0.79%	0.71%	0.68%	0.66%	0.65%	0.79%	0.65	%**

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.
*

GSAM agreed to waive a portion of its management fees in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the six months ended June 30, 2022, GSAM waived $28,543 of its management fee.

**

GSAM agreed to waive a portion of its management fees in order to achieve a net management rate, as defined in the Fund’s most recent prospectus. This waiver will be effective through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees. For the six months ended June 30, 2022, GSAM waived $191,170 of its management fee.

The Multi-Strategy Alternatives Portfolio invests in Institutional Shares of the Goldman Sachs Financial Square Government and Goldman Sachs VIT Government Money Market Funds and Trend Driven Allocation Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Instruments, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2022, GSAM waived $4,224 and $58,212 of the Multi-Strategy Alternatives Portfolio’s and Trend Driven Allocation Fund’s management fee, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Funds has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Service Shares.

The Trust, on behalf of Advisor Shares of the Multi-Strategy Alternatives Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.15% of the Multi-Strategy Alternatives Portfolio’s average daily net assets attributable to Advisor Shares.

C.  Service Plans — The Trust, on behalf of Advisor Shares of the Multi-Strategy Alternatives Portfolio, has adopted a Service Plan to allow Advisor Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and administration services to their customers who are beneficial owners of such shares. The Service Plans each provide for compensation to the service organizations equal to 0.25% of the average daily net assets attributable to Advisor Shares of the Multi-Strategy Alternatives Portfolio.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional, Service and Advisor Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Multi-Strategy Alternatives Portfolio and Trend Driven Allocation Fund are 0.204% and 0.004%, respectively. These Other Expense limitations will remain in place through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Total Expense Reductions
Multi-Strategy Alternatives	$28,543	$64,785	$93,328
Trend Driven Allocation	$191,170	$179,322	$370,492

F.  Line of Credit Facility — As of June 30, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

G.  Other Transactions with Affiliates — The following table provides information about Goldman Sachs Variable Insurance Trust Trend Driven Allocation Fund’s investments in the Goldman Sachs Financial Square Government, Goldman Sachs Financial Square Treasury Instruments, Goldman Sachs Financial Square Treasury Obligations, and Goldman Sachs Financial Square Treasury Solutions Funds as of and for the six months ended June 30, 2022.

Investment Companies	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2022	Shares as of June 30, 2022	Dividend Income
Goldman Sachs Financial Square Government Fund	$107,548,515	$17,522,812	$(67,293,361)	$57,777,966	57,777,966	$110,006
Goldman Sachs Financial Square Treasury Instruments Fund	17,641,672	15,596,999	(4,331,245)	28,907,426	28,907,426	39,900
Goldman Sachs Financial Square Treasury Obligations Fund	35,780,380	—	(6,872,139)	28,908,241	28,908,241	41,727
Goldman Sachs Financial Square Treasury Solutions Fund	35,779,565	—	(6,872,139)	28,907,426	28,907,426	48,638

Total	$196,750,132	$33,119,811	$(85,368,884)	$144,501,059	144,501,059	$240,271

As of June 30, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 12% of the Institutional Shares of the Trend Driven Allocation Fund.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Multi-Strategy Alternatives Portfolio invests primarily in Class R6 and Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Multi-Strategy Alternatives Portfolio. The tables below show the transactions in and earnings from investments in these Underlying Funds for the six months ended June 30, 2022:

Underlying Funds	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 06/30/2022	Shares as of June 30, 2022	Dividend Income
Goldman Sachs Absolute Return Tracker Fund	$2,125,889	$—	$(2,123,715)	$81,069	$(83,243)	$—	—	$—
Goldman Sachs Alternative Premia Fund	2,688,531	—	(2,600,514)	(359,303)	271,286	—	—	—
Goldman Sachs Dynamic Global Equity Fund	2,391,987	—	(2,374,414)	49,017	(66,590)	—	—	—
Goldman Sachs Emerging Markets Debt Fund	2,551,140	3,884,143	(1,600,000)	(426,493)	(437,019)	3,971,771	434,073	73,068
Goldman Sachs Emerging Markets Equity Insights Fund	501,367	2,896,170	(940,000)	(87,760)	(202,172)	2,167,605	267,276	—
Goldman Sachs Energy Infrastructure Fund	—	271,905	—	—	(9,425)	262,480	26,301	5,026
Goldman Sachs Financial Square Government Fund (Institutional Shares)	1,042,574	42,261,637	(36,896,620)	—	—	6,407,591	6,407,591	11,244
Goldman Sachs Global Infrastructure Fund	2,503,260	3,316,857	(2,100,000)	(62,351)	(222,897)	3,434,869	272,177	36,857
Goldman Sachs High Yield Floating Rate Fund	1,514,507	2,726,069	(1,610,000)	(63,877)	(132,049)	2,434,650	280,813	41,521
Goldman Sachs High Yield Fund	1,960,245	2,780,779	(1,650,000)	(211,371)	(269,808)	2,609,845	492,423	59,927
Goldman Sachs Long Short Credit Strategies Fund	2,101,630	11,317,619	(3,700,000)	(242,002)	(637,636)	8,839,611	1,133,283	99,788
Goldman Sachs Managed Futures Strategy Fund	2,991,500	5,502,280	(2,800,000)	230,513	584,455	6,508,748	532,195	—
Goldman Sachs MarketBeta US Equity ETF	—	4,891,930	(1,959,100)	(98,742)	(249,805)	2,584,283	50,190	13,404
Goldman Sachs MarketBeta International Equity ETF	—	2,360,928	(949,470)	(91,636)	(117,369)	1,202,453	26,817	21,030
Goldman Sachs Strategic Income Fund	905,551	1,126,928	(500,000)	(18,028)	(68,386)	1,446,065	165,833	11,928
Goldman Sachs Tactical Tilt Overlay Fund	5,839,260	—	(5,884,790)	227,075	(181,545)	—	—	—
Goldman Sachs VIT Government Money Market Fund (Institutional Class)	—	3,105,284	—	—	—	3,105,284	3,105,284	4,371

Total	$29,117,441	$86,442,529	$(67,688,623)	$(1,073,889)	$(1,822,203)	$44,975,255	13,194,256	$378,164

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2022, were as follows:

Fund	Purchases	Sales and Maturities
Multi-Strategy Alternatives	42,689,482	30,913,659
Trend Driven Allocation	94,651,506	128,674,485

7.    SECURITIES LENDING

The Multi-Strategy Alternatives Portfolio may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Trend Driven Allocation Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will, and BNYM may, exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

7.    SECURITIES LENDING (continued)

outstanding as of June 30, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable. The Funds did not have securities on loan as of June 30, 2022.

	For the six months ended June 30, 2022
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Fund from Lending to Goldman Sachs
Trend Driven Allocation	$643	$3,049

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended June 30, 2022.

Fund	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Ending value as of June 30, 2022
Multi-Strategy Alternatives	$—	$3,086,635	$(3,086,635)	$—
Trend Driven Allocation	$—	$36,218,546	$(36,218,546)	—

8.    TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2021, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Multi-Strategy Alternatives	Trend Driven Allocation
Capital loss carryforwards:
Perpetual Short-term	$(207,367)	$—
Perpetual Long-term	(193,227)	—
Total Capital loss carryforwards	$(400,594)	$—
Timing differences (Qualified late year ordinary loss deferral and Straddle loss deferral)	$(22,106)	$(7,053,130)

As of June 30, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Strategy Alternatives	Trend Driven Allocation
Tax cost	$48,520,302	$169,534,057
Gross unrealized gain	691,022	12,110,431
Gross unrealized loss	(2,858,214)	—
Net unrealized gain (loss)	$(2,167,192)	$12,110,431

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

8.    TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISK

The Funds’ and Underlying Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Funds or an Underlying Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds or an Underlying Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Funds will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETF’s are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Investments in the Underlying Funds Risk — The investments of the Multi-Strategy Alternatives Portfolio may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Multi-Strategy Alternatives Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Multi-Strategy

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

9.    OTHER RISK (continued)

Alternatives Portfolio is subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If the Multi-Strategy Alternatives Portfolio has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk — A Fund or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s or Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s or Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s or Underlying Fund’s expense ratio. Similarly, large Fund or an Underlying Fund share purchases may adversely affect a Fund’s or Underlying Fund’s performance to the extent that the Fund or an Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund or an Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund or an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund or an Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund or an Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s or Underlying Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s or Underlying Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund or an Underlying Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund or an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and/or an Underlying Fund and their investments. Additionally, a Fund and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund and the Underlying Fund have unsettled or open transactions defaults.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

11.    SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Strategy Alternatives Portfolio
	For the Six Months Ended June 30, 2022 (Unaudited)		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	20,429	$195,153	154,388	$1,520,126
Reinvestment of distributions	—	—	4,291	41,966
Shares redeemed	(25,347)	(239,341)	(62,051)	(611,039)
	(4,918)	(44,188)	96,628	951,053
Service Shares
Shares sold	4,330,811	41,100,454	428,346	4,203,235
Reinvestment of distributions	—	—	9,924	96,854
Shares redeemed	(3,386,258)	(31,461,159)	(136,031)	(1,336,716)
	944,553	9,639,295	302,239	2,963,373
Advisor Share
Shares sold	310,586	2,921,931	396,642	3,879,151
Reinvestment of distributions	—	—	27,617	268,995
Shares redeemed	(129,561)	(1,220,558)	(187,371)	(1,824,259)
	181,025	1,701,373	236,888	2,323,887

NET INCREASE	1,120,660	$11,296,480	635,755	$6,238,313

	Trend Driven Allocation Fund
	For the Six Months Ended June 30, 2022 (Unaudited)		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	25,027	$296,815	—	$—
Reinvestment of distributions	—	—	3,134	40,198
Shares redeemed	(1,125)	(12,872)	—	—
	23,902	283,943	3,134	40,198
Service Shares
Shares sold	1,523,449	17,732,509	1,197,442	16,311,964
Reinvestment of distributions	—	—	3,368,811	43,019,719
Shares redeemed	(2,891,241)	(34,005,452)	(3,449,473)	(46,955,103)
	(1,367,792)	(16,272,943)	1,116,780	12,376,580

NET INCREASE (DECREASE)	(1,343,890)	$(15,989,000)	1,119,914	$12,416,778

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Multi-Strategy Alternatives Portfolio and Goldman Sachs Trend Driven Allocation Fund (formerly, Goldman Sachs Global Trends Allocation Fund) (the “Funds”) are investment portfolios of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund and the underlying funds in which the Multi-Strategy Alternatives Portfolio invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund and Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund and Underlying Funds invest;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Fund and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services, as applicable;
(k)	a summary of potential benefits derived by the Fund and/or the Underlying Funds as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and/or the Underlying Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund and the Underlying Funds by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds, the Underlying Funds, and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds, the Underlying Funds, and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds and the Underlying Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2021, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2022. The information on each Fund’s investment performance was provided for the one-, three-, and five-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ and the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. For the Trend Driven Allocation Fund, they noted the efforts of the Fund’s portfolio management team to continue to enhance the investment models used in managing the Fund.

The Trustees noted that the Trend Driven Allocation Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period and in the third quartile for the three- and five-year periods; had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods; and had outperformed the Fund’s Competitor Fund Average for the one- and three-year periods and underperformed for the five-year period ended March 31, 2022. The Trustees also noted that in December 2021 the Fund had been repositioned from the Global Trends Allocation Fund, which involved changes to the Fund’s investment strategy and name, and that in April 2015 the Fund had been repositioned from the Global Markets Navigator Fund, which involved changes to the Fund’s investment objective, investment strategy, and benchmark. The Trustees noted that the VIT Multi-Strategy Alternatives Portfolio’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and (in the case of the Trend Driven Allocation Fund) breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations with respect to the Funds and the Underlying Funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. For the Trend Driven Allocation Fund, the Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.79%

Next $1 billion	0.71

Next $3 billion	0.68

Next $3 billion	0.66

Over $8 billion	0.65

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Trend Driven Allocation Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Trend Driven Allocation Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

For the Multi-Strategy Alternatives Portfolio, the Trustees noted that, although the Fund itself does not have breakpoints in its management fee schedule, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Fund at the specified asset levels. The Trustees considered the amount of assets in the Multi-Strategy Alternatives Portfolio; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Fund and Underlying Funds that exceed specified levels. They also considered the services provided to the Multi-Strategy Alternatives Portfolio under the Management Agreement and the fees and expenses borne by the Underlying Funds, and considered the Investment Adviser’s finding that the management fees payable by the Fund were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds and certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds or Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for the Funds and certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which the Funds’

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and those Underlying Funds’ securities lending cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds and the Underlying Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ and the Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds and/or the Underlying Funds (as applicable) receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds and the Underlying Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ and Underlying Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ and Underlying Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2023.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 8-9, 2022, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Impact of Russian Invasion of Ukraine (Unaudited)

The Russian invasion of Ukraine has negatively affected the global economy and has resulted in significant disruptions in financial markets and increased macroeconomic uncertainty. In addition, governments around the world have responded to Russia’s invasion by imposing economic sanctions and export controls on certain industry sectors, companies and individuals in or associated with Russia. Russia has imposed its own restrictions against investors and countries outside Russia and has proposed additional measures aimed at non-Russian-owned businesses. Businesses in the U.S. and globally have experienced shortages in materials and increased costs for transportation, energy and raw materials due, in part, to the negative effects of the war on the global economy. The escalation or continuation of the war between Russia and Ukraine or other hostilities presents heightened risks relating to cyber-attacks, the frequency and volume of failures to settle securities transactions, supply chain disruptions, inflation, as well as the potential for increased volatility in commodity, currency and other financial markets. The extent and duration of the war, sanctions and resulting market disruptions, as well as the potential adverse consequences for the Funds’ operations are difficult to predict.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST MULTI-ASSET STRATEGIES FUNDS

Fund Expenses — Six Month Period Ended June 30, 2022 (Unaudited)

As a shareholder of Institutional, Service or Advisor Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares, Service Shares and Advisor Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 through June 30, 2022, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Multi-Strategy Alternatives Portfolio				Trend Driven Allocation Fund
Share Class	Beginning Account Value 1/1/22	Ending Account Value 6/30/22		Expenses Paid for the 6 months ended 6/30/2022*	Beginning Account Value 1/1/22	Ending Account Value 6/30/22		Expenses Paid for the 6 months ended 6/30/2022*
Institutional

Actual	$1,000.00	$930.40		$0.96	$1,000.00	$847.52		$3.02
Hypothetical 5% return	1,000.00	1,023.80	+	1.00	1,000.00	1,021.52	+	3.31
Service

Actual	1,000.00	929.30		2.15	1,000.00	846.81		4.17
Hypothetical 5% return	1,000.00	1,022.56	+	2.26	1,000.00	1,020.28	+	4.56
Advisor

Actual	1,000.00	929.09		2.87	1,000.00	N/A		N/A
Hypothetical 5% return	1,000.00	1,021.82	+	3.01	1,000.00	N/A		N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Service Shares	Advisor Shares
Multi-Strategy Alternatives	0.20%	0.45%	0.60%
Trend Driven Allocation	0.66	0.91	N/A

39

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria,
Kathryn A. Cassidy	Principal Financial Officer,
John G. Chou	Principal Accounting Officer and Treasurer
Diana M. Daniels	Caroline L. Kraus, Secretary
Joaquin Delgado
Eileen H. Dowling
James A. McNamara
Gregory G. Weaver
Paul C. Wirth

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Multi-Strategy Alternatives Portfolio and Trend Driven Allocation Fund.

© 2022 Goldman Sachs. All rights reserved.

VITFOFSAR-22 287750-OTU-08/2022

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Core Fixed Income Fund

Semi-Annual Report

June 30, 2022

Goldman Sachs Variable Insurance Trust

∎	GOLDMAN SACHS CORE FIXED INCOME FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Variable Insurance Trust – Goldman Sachs Core Fixed Income Fund

The following are highlights both of key factors affecting the U.S. fixed income market and of any key changes made to the Goldman Sachs VIT Core Fixed Income Fund (the “Fund”) during the six months ended June 30, 2022 (the “Reporting Period”). A fuller review of the market and these changes will appear in the Fund’s annual shareholder report covering the 12 months ended December 31, 2022.

Market and Economic Review

•

During the Reporting Period, the U.S. fixed income market was challenged by rising interest rates, as persistently high inflation shifted investor expectations about the scope and timing of Federal Reserve (“Fed”) monetary policy action. The Bloomberg U.S. Aggregate Bond Index,[1] representing the broad U.S. fixed income market, returned -10.35% during the Reporting Period.

•

Inflation increased, driven by supply and demand imbalances, higher energy prices, government and central bank stimulus measures, and the effects of economic reopening amid the persistent overhangs of the COVID-19 pandemic.

•	Inflation surged to new multi-decade highs in February 2022, with energy and commodity prices in particular jumping in response to Russia’s invasion of Ukraine.

•	U.S. consumer inflation reached its highest level in nearly four decades during May 2022 and then hit a new high in June, as rising energy and food costs pushed up prices.

•

When the Reporting Period began in January 2022, the Fed maintained the targeted federal funds (“fed funds”) rate in a range between 0% and 0.25% but signaled the possibility of a more aggressive interest rate hike path amid growing inflationary pressures.

•

In March 2022, Fed officials hiked short-term interest rates, raising the targeted fed funds rate by 25 basis points in the first U.S. rate increase since the end of 2018. (A basis point is 1/100th of a percentage point.)

•	In May 2022, the Fed lifted the targeted fed funds rate by 50 basis points to a range between 0.75% and 1.00%.

•

On June 15th, Fed policymakers raised the targeted fed funds rate by 75 basis points to a range between 1.50% to 1.75% — the largest single rate increase since 1994 — and signaled they would continue tightening monetary policy at an aggressive pace.

•	During the Reporting Period, the Fed scaled back its large-scale asset purchase program, ending it entirely in March 2022.

•	On June 1st, the Fed began to reduce the size of its balance sheet.

•	U.S. Treasury yields rose across the maturity spectrum during the Reporting Period overall.

•

The front, or shortest-term, end of the U.S. Treasury yield curve steepened, as yields on maturities of one year and less surged upward in response to the Fed’s short-term rate hikes. (Yield curve is a spectrum of interest rates based on maturities of varying lengths. A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens; opposite of a flattening yield curve.)

•	The 2-30 year portion of the U.S. Treasury yield curve flattened, as investors priced in the Fed’s outlook for short-term interest rates.

•	Yields on maturities between two years and 10 years climbed, reaching approximately similar levels by the end of the Reporting Period.

[1]

The Bloomberg U.S. Aggregate Bond Index is a broad-based fixed income index that includes bonds of investment grade quality or better, including corporate bonds, U.S. Treasury securities, mortgage-backed securities, asset backed securities and municipal bonds.

1

MARKET REVIEW

•

After the Fed’s March 2022 rate hike, the U.S. Treasury yield curve inverted between two-year and 10-year maturities. That inversion reversed during the second calendar quarter though the U.S. Treasury yield curve was inverted in other smaller segments at the end of the Reporting Period. (Historically, protracted yield curve inversions have preceded U.S. economic recessions.)

•	For the Reporting Period as a whole, the yield on the bellwether 10-year U.S. Treasury rose approximately 146 basis points to end June 2022 at 2.98%.

•

During the Reporting Period overall, U.S. spread, or non-government bond, sectors broadly recorded absolute declines. On a relative basis, U.S. corporate bonds, both high yield and investment grade, underperformed U.S. Treasury securities the most. Securitized bonds overall, including U.S. mortgage-backed securities, commercial mortgage-backed securities and asset backed securities, modestly outperformed U.S. Treasury securities during the Reporting Period. Municipal bonds also modestly outpaced U.S. Treasury securities during the Reporting Period.

Fund Changes and Highlights

No material changes were made to the Fund during the Reporting Period.

2

FUND BASICS

Core Fixed Income Fund

as of June 30, 2022

PERFORMANCE REVIEW

January 1, 2022 – June 30, 2022	Fund Total Return (based on NAV)[1]	Bloomberg U.S. Aggregate Bond Index[2]
Institutional	-11.25%	-10.35%
Service	-11.45	-10.35

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

FUND BASICS

FUND COMPOSITION3

[3]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-Term Investments represent investments in commercial paper. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]

“Mortgage-Backed Securities” are guaranteed by the Government National Mortgage Association (“GNMA”), the Federal Home Loan Mortgage Corp. (“FHLMC”) or Uniform Mortgage-Backed Securities (“UMBS”). GNMA instruments are backed by the full faith and credit of the United States Government.

[5]

“U.S. Government Agency Securities” include agency securities offered by companies such as Federal Home Loan Bank (“FHLB”), Federal Home Loan Mortgage Corp. (“FHLMC”) and the Federal National Mortgage Association (“FNMA”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments

June 30, 2022 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Securities – 48.0%
FHLMC
$3,899	7.500%	12/01/29		$4,254
1,157	5.000	10/01/33		1,214
1,633	5.000	07/01/35		1,722
2,405	5.000	12/01/35		2,525
465	5.000	03/01/38		489
937	5.000	06/01/41		987
5,662	4.500	08/01/48		5,758
6,274	4.500	11/01/48		6,361
660,599	3.000	09/01/49		623,820
491,506	4.000	03/01/50		490,304
999,997	2.500	05/01/51		902,068
933,979	2.500	09/01/51		843,459
985,249	4.500	04/01/52		992,970
627,776	4.500	06/01/52		636,212
372,224	4.500	06/01/52		377,933
FNMA
488	5.500	09/01/23		492
529	5.500	09/01/23		533
387	5.500	10/01/23		389
450	4.500	07/01/24		454
2,285	9.000	11/01/25		2,363
13,550	7.000	08/01/26		14,183
4,617	8.000	10/01/29		4,988
915	8.500	04/01/30		1,018
1,721	8.000	05/01/30		1,798
3,530	8.000	08/01/32		3,886
4,458	4.500	08/01/39		4,608
16,393	3.000	01/01/43		15,669
8,155	3.000	01/01/43		7,795
23,087	3.000	03/01/43		22,067
9,851	3.000	03/01/43		9,416
71,671	3.000	03/01/43		68,504
87,640	3.000	04/01/43		83,767
17,111	3.000	04/01/43		16,355
20,729	3.000	04/01/43		19,813
9,346	3.000	04/01/43		8,933
11,943	3.000	04/01/43		11,415
11,695	3.000	05/01/43		11,178
49,604	3.000	05/01/43		47,412
44,582	3.000	05/01/43		42,612
320,398	4.000	12/01/44		323,719
279,674	4.500	04/01/45		288,945
35,127	4.500	05/01/45		36,357
981,426	3.500	07/01/45		960,723
644,519	4.000	08/01/45		649,187
153,452	4.000	02/01/48		153,748
185,832	4.000	03/01/48		186,133
11,891	4.000	07/01/48		11,922
3,640	4.000	07/01/48		3,644
332,721	4.500	07/01/48		338,656
204,619	4.000	08/01/48		204,886
176,041	5.000	11/01/48		182,483
4,000,000	3.000	TBA-30yr	(a)	3,729,998
1,000,000	4.000	TBA-30yr	(a)	989,218
1,000,000	4.500	TBA-30yr	(a)	1,003,672

Mortgage-Backed Securities – (continued)
FNMA – (continued)
3,000,000	2.000	TBA-30yr	(a)	2,602,365
5,000,000	2.500	TBA-30yr	(a)	4,494,115
1,000,000	3.500	TBA-30yr	(a)	961,575
1,000,000	4.000	TBA-30yr	(a)	985,901
3,000,000	5.000	TBA-30yr	(a)	3,061,890
1,000,000	3.500	TBA-30yr	(a)	1,002,070
FNMA Series 2012-111, Class B
5,887	7.000	10/25/42		6,490
FNMA Series 2012-153, Class B
15,957	7.000	07/25/42		17,552
FTMA
487,301	4.000	01/01/46		490,374
GNMA
386	7.000	10/15/25		387
2,114	7.000	11/15/25		2,149
149	7.000	02/15/26		150
727	7.000	04/15/26		735
743	7.000	04/15/26		762
785	7.000	03/15/27		796
152	7.000	11/15/27		152
351	7.000	11/15/27		354
1,746	7.000	11/15/27		1,836
4,356	7.000	02/15/28		4,506
631	7.000	04/15/28		639
82	7.000	05/15/28		86
1,755	7.000	06/15/28		1,832
715	7.000	07/15/28		750
1,910	7.000	07/15/28		1,990
7,340	7.000	09/15/28		7,654
52,622	6.000	08/20/34		57,207
42,707	5.000	06/15/40		45,398
191,452	4.000	08/20/43		193,623
71,917	4.000	10/20/45		72,598
216,676	3.500	04/20/47		212,740
269,389	3.500	12/20/47		264,496
39,500	5.000	08/20/48		40,670
122,723	4.500	09/20/48		125,459
134,087	5.000	10/20/48		137,974
375,821	5.000	11/20/48		386,715
47,310	5.000	12/20/48		48,666
287,420	4.500	01/20/49		293,738
39,967	4.500	03/20/49		40,836
784,748	3.000	08/20/49		748,195
255,681	4.500	10/20/49		261,089
253,794	4.500	03/20/50		258,758
767,383	3.500	02/20/51		750,141
1,000,000	2.000	TBA-30yr	(a)	888,940
1,000,000	2.000	TBA-30yr	(a)	886,958
1,000,000	2.500	TBA-30yr	(a)	914,615
4,000,000	3.000	TBA-30yr	(a)	3,768,664
2,000,000	4.500	TBA-30yr	(a)	2,029,070
2,000,000	4.500	TBA-30yr	(a)	2,021,460
951,772	3.000	11/20/51		900,803
4,000,000	2.000	TBA-30yr	(a)	3,807,216
1,000,000	5.000	TBA-30yr	(a)	1,024,382

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $48,918,833)				$48,180,536

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – 24.1%
Aerospace/Defense – 0.5%
Boeing Co. (The)(b)
$50,000	3.450%		11/01/28	$44,629
25,000	5.150		05/01/30	23,985
25,000	3.250		02/01/35	19,030
100,000	5.805		05/01/50	92,083
Northrop Grumman Corp.(b)
50,000	2.930		01/15/25	48,953
75,000	3.250		01/15/28	71,252
25,000	4.750		06/01/43	23,964
50,000	5.250		05/01/50	52,807
Raytheon Technologies Corp.(b)
50,000	3.950		08/16/25	50,210
50,000	4.125		11/16/28	49,397
25,000	4.050		05/04/47	22,191

				498,501

Agriculture – 0.1%
Archer-Daniels-Midland Co(b).
25,000	3.250		03/27/30	23,521
100,000	2.900		03/01/32	90,419

				113,940

Auto Manufacturers – 0.4%
General Motors Co.
50,000	5.400		10/02/23	50,764
25,000	4.000		04/01/25	24,663
General Motors Financial Co., Inc.(b)
125,000	4.300		07/13/25	123,038
125,000	1.500		06/10/26	109,283
125,000	2.350		01/08/31	97,089

				404,837

Banks – 5.6%
Bank of America Corp.(b)
(SOFR + 1.05%)
400,000	2.551	(c)	02/04/28	364,004
(3 Mo. LIBOR + 1.04%)
85,000	3.419	(c)	12/20/28	79,174
(SOFR + 2.15%)
175,000	2.592	(c)	04/29/31	148,423
(SOFR + 1.22%)
110,000	2.299	(c)	07/21/32	88,913
(SOFR + 1.33%)
75,000	2.972	(c)	02/04/33	63,928
(SOFR + 1.83%)
340,000	4.571	(c)	04/27/33	330,899
(US Treasury Yield Curve Rate T-Note Constant Maturity + 1.20%)
100,000	2.482	(c)	09/21/36	77,765
Bank of America Corp.(c), GMTN
(3 Mo. LIBOR + 1.37%)
25,000	3.593		07/21/28	23,596
Bank of America Corp., Series L
25,000	4.183		11/25/27	24,326

Corporate Bonds – (continued)
Banks – (continued)
Bank of America Corp., MTN
75,000	4.125		01/22/24	75,853
65,000	4.200		08/26/24	65,144
45,000	3.248	(b)	10/21/27	42,449
(3 Mo. LIBOR + 1.58%)
75,000	3.824	(b)(c)	01/20/28	71,913
(3 Mo. LIBOR + 1.31%)
50,000	4.271	(b)(c)	07/23/29	48,084
(3 Mo. LIBOR + 1.19%)
50,000	2.884	(b)(c)	10/22/30	43,733
(SOFR + 1.53%)
50,000	1.898	(b)(c)	07/23/31	40,004
Citigroup, Inc.
220,000	3.400		05/01/26	212,878
150,000	4.450		09/29/27	147,475
25,000	4.125		07/25/28	24,002
(SOFR + 1.42%)
75,000	2.976	(b)(c)	11/05/30	65,451
(SOFR + 1.35%)
200,000	3.057	(b)(c)	01/25/33	169,880
Fifth Third Bancorp
30,000	2.375	(b)	01/28/25	28,745
Huntington Bancshares, Inc.
50,000	4.000	(b)	05/15/25	49,770
JPMorgan Chase & Co.(b)
(3 Mo. LIBOR + 0.73%)
25,000	3.559	(c)	04/23/24	24,930
(3 Mo. LIBOR + 0.89%)
25,000	3.797	(c)	07/23/24	24,928
(3 Mo. LIBOR + 1.00%)
50,000	4.023	(c)	12/05/24	49,836
(SOFR + 1.16%)
125,000	2.301	(c)	10/15/25	119,142
(3 Mo. LIBOR + 1.25%)
100,000	3.960	(c)	01/29/27	97,832
15,000	3.625		12/01/27	14,407
(3 Mo. LIBOR + 1.34%)
972,000	3.782	(c)	02/01/28	932,730
(3 Mo. LIBOR + 0.95%)
45,000	3.509	(c)	01/23/29	42,124
(SOFR + 3.79%)
25,000	4.493	(c)	03/24/31	24,416
(SOFR + 2.04%)
25,000	2.522	(c)	04/22/31	21,312
(SOFR + 1.26%)
150,000	2.963	(c)	01/25/33	128,798
JPMorgan Chase & Co.(c), Series HH
(SOFR + 3.13%)
74,000	4.600	(b)	08/01/69	62,753
KeyCorp(c)
(SOFR + 2.06%)
220,000	4.789	(b)	06/01/33	216,890
Morgan Stanley
(3 Mo. LIBOR + 1.40%)
50,000	2.584	(b)(c)	10/24/23	50,008

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Banks – (continued)
Morgan Stanley – (continued)
(3 Mo. LIBOR + 0.85%)
$25,000	3.737	% (b)(c)	04/24/24	$24,933
25,000	3.625		01/20/27	24,263
20,000	3.950		04/23/27	19,388
(SOFR + 1.00%)
200,000	2.475	(b)(c)	01/21/28	181,912
(SOFR + 1.36%)
150,000	2.484	(b)(c)	09/16/36	115,340
Morgan Stanley, Series F
25,000	3.875		04/29/24	25,071
Morgan Stanley, GMTN
225,000	3.700		10/23/24	224,502
(3 Mo. LIBOR + 1.63%)
25,000	4.431	(b)(c)	01/23/30	24,265
(SOFR + 1.14%)
400,000	2.699	(b)(c)	01/22/31	346,776
Morgan Stanley, MTN(b)
(SOFR + 1.15%)
75,000	2.720	(c)	07/22/25	72,351
(SOFR + 3.12%)
50,000	3.622	(c)	04/01/31	45,971
(SOFR + 1.03%)
75,000	1.794	(c)	02/13/32	59,052
US Bancorp(c)
(US Treasury Yield Curve Rate T-Note Constant Maturity + 2.54%)
100,000	3.700	(b)	10/31/39	77,091
Wells Fargo & Co.
175,000	3.000		10/23/26	165,235
Wells Fargo & Co., GMTN
50,000	4.300		07/22/27	49,404
Wells Fargo & Co., MTN
25,000	3.750	(b)	01/24/24	25,048
(SOFR + 4.50%)
25,000	5.013	(b)(c)	04/04/51	24,522

				5,601,639

Beverages – 0.2%
Constellation Brands, Inc.(b)
50,000	4.400		11/15/25	50,233
50,000	3.600		02/15/28	47,418
25,000	3.150		08/01/29	22,519
Keurig Dr Pepper, Inc.(b)
25,000	3.800		05/01/50	19,811
100,000	4.500		04/15/52	88,069

				228,050

Biotechnology – 0.1%
Amgen, Inc.
70,000	3.125	(b)	05/01/25	68,727
Royalty Pharma PLC
75,000	1.200	(b)	09/02/25	67,194

				135,921

Corporate Bonds – (continued)
Building Materials – 0.4%
Carrier Global Corp.(b)
$150,000	2.493%		02/15/27	$136,889
75,000	2.722		02/15/30	64,821
Martin Marietta Materials, Inc.
175,000	3.200	(b)	07/15/51	123,779
Masco Corp.
50,000	1.500	(b)	02/15/28	41,982

				367,471

Chemicals – 0.4%
DuPont de Nemours, Inc.(b)
25,000	4.205		11/15/23	25,150
50,000	4.493		11/15/25	50,350
Ecolab, Inc.
4,000	2.750	(b)	08/18/55	2,800
Huntsman International LLC(b)
25,000	4.500		05/01/29	23,522
25,000	2.950		06/15/31	20,765
International Flavors & Fragrances, Inc.(b)
75,000	1.832	(d)	10/15/27	64,576
150,000	2.300	(d)	11/01/30	123,371
50,000	3.268	(d)	11/15/40	37,984
Sherwin-Williams Co. (The)(b)
25,000	3.450		06/01/27	23,859
50,000	2.950		08/15/29	44,778

				417,155

Commercial Services – 0.6%
CoStar Group, Inc.(d)
100,000	2.800	(b)	07/15/30	84,057
Emory University, Series 2020
140,000	2.143	(b)	09/01/30	122,649
Global Payments, Inc.
50,000	2.650		02/15/25	47,682
PayPal Holdings, Inc.(b)
150,000	1.650		06/01/25	141,483
125,000	2.650		10/01/26	118,560
S&p Global, Inc.(d)
75,000	4.250	(b)	05/01/29	74,286

				588,717

Computers – 0.8%
Amdocs Ltd.
50,000	2.538	(b)	06/15/30	42,370
Apple, Inc.
325,000	2.450	(b)	08/04/26	311,895
Dell International LLC / EMC Corp(b)
18,000	5.450		06/15/23	18,208
75,000	5.850		07/15/25	77,403
100,000	6.020		06/15/26	103,719
25,000	5.300		10/01/29	24,657
Hewlett Packard Enterprise Co.(b)
150,000	4.450		10/02/23	151,252
45,000	4.900		10/15/25	45,789
25,000	6.350		10/15/45	25,148

				800,441

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Diversified Financial Services – 0.6%
Air Lease Corp.(b)
$75,000	2.300%		02/01/25	$70,118
75,000	3.375		07/01/25	70,686
75,000	2.875		01/15/26	68,858
Air Lease Corp., GMTN
75,000	3.750	(b)	06/01/26	70,601
Ally Financial, Inc.
25,000	1.450.	(b)	10/02/23	24,181
American Express Co.(b)
20,000	2.500		07/30/24	19,495
25,000	3.625		12/05/24	24,868
Aviation Capital Group LLC(d)
50,000	1.950	(b)	01/30/26	43,734
Capital One Financial Corp.
25,000	3.500		06/15/23	24,877
45,000	3.300	(b)	10/30/24	43,963
Discover Financial Services
75,000	3.750	(b)	03/04/25	73,885
Intercontinental Exchange, Inc.
50,000	3.000	(b)	06/15/50	36,481
Mastercard, Inc.
25,000	3.300	(b)	03/26/27	24,585
Nuveen LLC(d)
25,000	4.000	(b)	11/01/28	24,412
Raymond James Financial, Inc.
25,000	4.650	(b)	04/01/30	24,569

				645,313

Electric – 1.2%
Alliant Energy Finance LLC(d)
25,000	3.750	(b)	06/15/23	24,991
American Electric Power Co., Inc.
50,000	2.300	(b)	03/01/30	42,069
Arizona Public Service Co.
45,000	2.950	(b)	09/15/27	42,200
Avangrid, Inc.
25,000	3.200	(b)	04/15/25	24,283
Berkshire Hathaway Energy Co.(b)
25,000	3.250		04/15/28	23,757
50,000	3.700		07/15/30	47,979
Dominion Energy, Inc.(e)
50,000	3.071		08/15/24	48,829
Dominion Energy, Inc., Series C
25,000	3.375	(b)	04/01/30	22,862
Entergy Corp.
45,000	2.950	(b)	09/01/26	42,682
Exelon Corp.(b)
50,000	4.050		04/15/30	47,982
25,000	4.700		04/15/50	23,317
FirstEnergy Corp.
100,000	2.650	(b)	03/01/30	82,523
FirstEnergy Corp., Series B
50,000	2.250	(b)	09/01/30	40,185
Florida Power & Light Co.
68,000	4.125	(b)	02/01/42	64,033

Corporate Bonds – (continued)
Electric – (continued)
MidAmerican Energy Co.
25,000	3.650	(b)	04/15/29	24,328
NextEra Energy Capital Holdings, Inc.
70,000	1.900	(b)	06/15/28	60,926
NRG Energy, Inc.(d)
75,000	3.750	(b)	06/15/24	73,521
Ohio Power Co., Series P
25,000	2.600	(b)	04/01/30	22,072
Pacific Gas and Electric Co.(b)
25,000	2.100		08/01/27	20,997
50,000	2.500		02/01/31	38,430
25,000	3.300		08/01/40	17,277
25,000	3.500		08/01/50	16,697
Progress Energy, Inc.
95,000	7.000		10/30/31	106,856
Southern California Edison Co., Series A
50,000	4.200	(b)	03/01/29	48,152
Southern Co. (The)
60,000	3.250	(b)	07/01/26	57,468
Virginia Electric and Power Co.
75,000	2.450	(b)	12/15/50	50,346
Vistra Operations Co. LLC(d)
125,000	3.550	(b)	07/15/24	120,638

				1,235,400

Entertainment – 0.3%
Magallanes, Inc.(b)
250,000	4.054	(d)	03/15/29	229,193
75,000	4.279(d)		03/15/32	67,004

				296,197

Environmental Control – 0.2%
Republic Services, Inc.(b)
75,000	2.500		08/15/24	72,656
100,000	1.750		02/15/32	78,700
Waste Management, Inc.
50,000	1.150	(b)	03/15/28	42,555

				193,911

Food – 0.2%
Kraft Heinz Foods Co.
95,000	3.750	(b)	04/01/30	87,790
Mars, Inc.(b)
25,000	2.700	(d)	04/01/25	24,422
25,000	3.200	(d)	04/01/30	23,118
Sysco Corp.
25,000	6.600	(b)	04/01/50	28,817
Tyson Foods, Inc.
50,000	3.900	(b)	09/28/23	50,167

				214,314

Gas – 0.2%
East Ohio Gas Co. (The)(b)
25,000	1.300	(d)	06/15/25	22,982
25,000	2.000	(d)	06/15/30	20,763

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Gas – (continued)
NiSource, Inc. (b)
$95,000	3.490%		05/15/27	$90,950
25,000	3.600		05/01/30	22,910

				157,605

Hand/Machine Tools – 0.0%
Stanley Black & Decker, Inc.
50,000	4.250	(b)	11/15/28	49,815

Healthcare – Products – 0.1%
Baxter International, Inc.
100,000	2.272	(b)	12/01/28	87,550

Healthcare – Services – 0.2%
Centene Corp.
110,000	2.625	(b)	08/01/31	88,275
HCA, Inc.
80,000	3.500	(b)	09/01/30	68,220

				156,495

Healthcare-Products – 0.3%
DH Europe Finance II Sarl(b)
75,000	2.200		11/15/24	71,981
25,000	2.600		11/15/29	22,390
75,000	3.250		11/15/39	62,220
STERIS Irish FinCo UnLtd Co.
75,000	2.700	(b)	03/15/31	63,312
Stryker Corp.
100,000	1.950	(b)	06/15/30	83,174
Thermo Fisher Scientific, Inc.
25,000	1.750	(b)	10/15/28	21,874

				324,951

Healthcare-Services – 0.4%
Adventist Health System
30,000	2.952	(b)	03/01/29	27,489
Banner Health
120,000	2.338	(b)	01/01/30	105,910
Baylor Scott & White Holdings, Series 2021
40,000	1.777	(b)	11/15/30	32,956
Centene Corp.
150,000	4.250		12/15/27	140,064
Rush Obligated Group, Series 2020
60,000	3.922	(b)	11/15/29	57,722
Stanford Health Care, Series 2020
40,000	3.310	(b)	08/15/30	37,014
Sutter Health, Series 20A
40,000	2.294	(b)	08/15/30	34,340

				435,495

Home Builders – 0.1%
Lennar Corp.
70,000	4.750	(b)	11/29/27	68,178

Insurance – 0.4%
American International Group, Inc.
25,000	3.400	(b)	06/30/30	22,939

Corporate Bonds – (continued)
Insurance – (continued)
Arch Capital Group US, Inc.
36,000	5.144		11/01/43	34,930
Berkshire Hathaway Finance Corp.
75,000	1.850	(b)	03/12/30	64,143
Corebridge Financial, Inc.(d)
120,000	3.900	(b)	04/05/32	107,681
Marsh & McLennan Cos., Inc.
50,000	4.375	(b)	03/15/29	49,406
Principal Financial Group, Inc.(b)
50,000	3.100		11/15/26	47,446
75,000	2.125		06/15/30	61,846
Willis North America, Inc.
25,000	2.950	(b)	09/15/29	21,410

				409,801

Internet – 0.6%
Amazon.com, Inc.(b)
335,000	5.200		12/03/25	351,630
45,000	4.800		12/05/34	47,196
15,000	3.875		08/22/37	14,174
50,000	3.100		05/12/51	39,439
Expedia Group, Inc.(b)
25,000	4.625		08/01/27	24,023
35,000	3.800		02/15/28	31,923
50,000	2.950		03/15/31	39,856
Netflix, Inc.(d)
90,000	4.875	(b)	06/15/30	82,597

				630,838

Iron/Steel – 0.1%
Steel Dynamics, Inc.(b)
20,000	2.400		06/15/25	18,939
50,000	1.650		10/15/27	42,884

				61,823

Lodging – 0.2%
Hyatt Hotels Corp.
75,000	1.800	(b)	10/01/24	70,985
Marriott International, Inc./Md, Series HH
125,000	2.850	(b)	04/15/31	103,694

				174,679

Machinery-Diversified – 0.2%
Otis Worldwide Corp.(b)
25,000	2.293		04/05/27	22,678
150,000	2.565		02/15/30	129,678

				152,356

Media – 1.0%
Charter Communications Operating LLC / Charter Communications Operating Capital.(b)
320,000	4.908		07/23/25	320,822
Comcast Corp.(b)
25,000	3.700		04/15/24	25,075
45,000	3.375		08/15/25	44,469

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Media – (continued)
Comcast Corp.(b) – (continued)
$50,000	3.950%		10/15/25	$50,255
25,000	3.300		02/01/27	24,312
75,000	3.300		04/01/27	72,625
225,000	3.150		02/15/28	214,470
125,000	4.150		10/15/28	124,683
25,000	3.750		04/01/40	21,927
25,000	4.700		10/15/48	24,245
Fox Corp.(b)
25,000	4.030		01/25/24	24,999
25,000	4.709		01/25/29	24,548
Walt Disney Co. (The)
25,000	3.700	(b)	09/15/24	25,037

				997,467

Mining – 0.1%
Newmont Corp.
75,000	2.250	(b)	10/01/30	62,382

Miscellaneous Manufacturing – 0.1%
General Electric Co., MTN
50,000	6.750		03/15/32	55,934

Oil & Gas – 0.1%
Continental Resources, Inc.
31,000	4.500	(b)	04/15/23	31,111
Phillips 66
50,000	3.700		04/06/23	50,044
25,000	1.300	(b)	02/15/26	22,520

				103,675

Packaging & Containers – 0.0%
Berry Global, Inc.
50,000	1.570	(b)	01/15/26	44,640

Pharmaceuticals – 1.0%
AbbVie, Inc.(b)
125,000	4.050	(b)	11/21/39	111,403
200,000	4.250		11/21/49	177,274
Becton Dickinson and Co.(b)
12,000	3.363		06/06/24	11,876
100,000	2.823		05/20/30	87,907
Bristol-Myers Squibb Co.(b)
75,000	2.950		03/15/32	68,845
25,000	4.250		10/26/49	23,490
Cigna Corp.(b)
50,000	2.400		03/15/30	42,931
75,000	4.900		12/15/48	72,006
150,000	3.400		03/15/50	114,710
CVS Health Corp.(b)
25,000	2.625		08/15/24	24,462
25,000	5.125		07/20/45	24,135
Pfizer, Inc.
75,000	3.450	(b)	03/15/29	72,948
Zoetis, Inc.(b)
45,000	3.000		09/12/27	42,455
150,000	2.000		05/15/30	125,475

				999,917

Corporate Bonds – (continued)
Pipelines – 0.7%
Energy Transfer L.P.(b)
15,000	4.250		04/01/24	14,954
50,000	2.900		05/15/25	47,573
25,000	5.250		04/15/29	24,774
5,000	6.000		06/15/48	4,700
Energy Transfer LP, Series 5Y
75,000	4.200	(b)	09/15/23	75,001
MPLX L.P.(b)
75,000	2.650		08/15/30	62,616
35,000	4.500		04/15/38	30,680
25,000	5.500		02/15/49	23,220
Plains All American Pipeline LP / PAA Finance Corp.(b)
35,000	3.850		10/15/23	34,820
25,000	3.800		09/15/30	22,121
Sabine Pass Liquefaction LLC(b)
75,000	5.625		03/01/25	76,625
75,000	5.000		03/15/27	75,311
Targa Resources Corp.
55,000	4.200	(b)	02/01/33	49,817
Western Midstream Operating L.P.(b)
75,000	3.600		02/01/25	69,371
25,000	5.450		04/01/44	20,760
20,000	5.300		03/01/48	16,130
Williams Cos., Inc. (The)(b)
25,000	3.900		01/15/25	24,715
35,000	4.000		09/15/25	34,485

				707,673

Real Estate Investment Trusts – 1.8%
Alexandria Real Estate Equities, Inc.
25,000	3.375	(b)	08/15/31	22,063
American Campus Communities Operating Partnership L.P.
95,000	4.125	(b)	07/01/24	95,371
American Homes 4 Rent L.P.(b)
50,000	4.900		02/15/29	48,792
30,000	2.375		07/15/31	23,967
American Tower Corp.(b)
75,000	3.375		05/15/24	73,878
100,000	2.400		03/15/25	94,496
75,000	2.100		06/15/30	59,925
Crown Castle International Corp.(b)
85,000	3.150		07/15/23	84,049
60,000	3.650		09/01/27	56,753
CubeSmart L.P.(b)
45,000	4.000		11/15/25	44,416
125,000	2.500		02/15/32	101,526
Duke Realty L.P.
25,000	1.750	(b)	07/01/30	20,408
Essex Portfolio L.P.
50,000	3.000		01/15/30	44,252
Healthcare Realty Trust, Inc.
25,000	2.050	(b)	03/15/31	19,603
Host Hotels & Resorts L.P., Series J
75,000	2.900	(b)	12/15/31	59,533

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Real Estate Investment Trusts – (continued)
Invitation Homes Operating Partnership L.P.(b)
$75,000	2.300%		11/15/28	$63,071
195,000	2.000		08/15/31	150,156
Kilroy Realty LP
25,000	4.750	(b)	12/15/28	24,516
Mid-America Apartments L.P.(b)
50,000	1.700		02/15/31	39,550
100,000	2.875		09/15/51	69,541
National Retail Properties, Inc.(b)
35,000	3.900		06/15/24	34,927
45,000	4.000		11/15/25	44,759
Realty Income Corp.(b)
50,000	4.625		11/01/25	50,684
25,000	3.950		08/15/27	24,434
25,000	3.400		01/15/28	23,619
50,000	2.850		12/15/32	42,849
Regency Centers L.P.
100,000	2.950	(b)	09/15/29	87,913
Spirit Realty L.P.
75,000	3.400	(b)	01/15/30	64,779
UDR, Inc.
25,000	2.100	(b)	08/01/32	19,495
UDR, Inc., MTN
100,000	1.900	(b)	03/15/33	75,653
Ventas Realty L.P.
45,000	3.500	(b)	02/01/25	43,943
WP Carey, Inc.(b)
20,000	4.600		04/01/24	20,113
30,000	4.000		02/01/25	29,896
25,000	3.850		07/15/29	23,312
25,000	2.400		02/01/31	20,419

				1,802,661

REITS – 0.1%
Vici Properties L.P.
135,000	4.750	(b)	02/15/28	128,959

Retail – 0.9%
7-Eleven, Inc.(d)
100,000	1.300	(b)	02/10/28	83,272
AutoNation, Inc.
25,000	1.950	(b)	08/01/28	20,872
Dollar Tree, Inc.(b)
50,000	4.000		05/15/25	49,817
50,000	4.200		05/15/28	48,533
Home Depot, Inc. (The) (b)
25,000	3.900		12/06/28	25,010
25,000	4.250		04/01/46	23,543
Lowe’s Cos., Inc.(b)
75,000	1.700		09/15/28	63,935
100,000	1.700		10/15/30	80,315
250,000	3.750		04/01/32	232,007
25,000	3.000		10/15/50	17,431
50,000	4.250		04/01/52	43,278
McDonald’s Corp., MTN
25,000	4.200	(b)	04/01/50	22,469

Corporate Bonds – (continued)
Retail – (continued)
Starbucks Corp.
75,000	3.800	(b)	08/15/25	74,832
Target Corp.
50,000	2.950	(b)	01/15/52	37,819
Tractor Supply Co.
50,000	1.750	(b)	11/01/30	39,261
Walgreens Boots Alliance, Inc.
41,000	4.100	(b)	04/15/50	32,353

				894,747

Semiconductors – 0.6%
Applied Materials, Inc.
25,000	1.750	(b)	06/01/30	21,034
Broadcom, Inc.(b)
125,000	4.150	(d)	04/15/32	113,167
100,000	3.419	(d)	04/15/33	82,667
199,000	3.137	(d)	11/15/35	152,006
100,000	3.500	(d)	02/15/41	75,412
Intel Corp.
75,000	3.050	(b)	08/12/51	55,849
Micron Technology, Inc.
50,000	2.703	(b)	04/15/32	39,928
Skyworks Solutions, Inc.
25,000	3.000	(b)	06/01/31	20,370

				560,433

Software – 0.9%
Adobe, Inc.(b)
50,000	2.150		02/01/27	46,755
75,000	2.300		02/01/30	66,282
Fiserv, Inc.(b)
100,000	2.750		07/01/24	97,617
25,000	4.200		10/01/28	24,152
Intuit, Inc.
25,000	1.350	(b)	07/15/27	21,883
Oracle Corp.(b)
125,000	2.875		03/25/31	102,992
50,000	3.850		04/01/60	34,498
Roper Technologies, Inc.
50,000	4.200	(b)	09/15/28	48,924
ServiceNow, Inc.
125,000	1.400	(b)	09/01/30	97,759
Take-Two Interactive Software, Inc.
85,000	3.700	(b)	04/14/27	82,473
VMware, Inc.(b)
25,000	1.800		08/15/28	20,770
100,000	2.200		08/15/31	78,660
Workday, Inc.(b)
75,000	3.500		04/01/27	71,852
50,000	3.700		04/01/29	46,864
25,000	3.800		04/01/32	22,860

				864,341

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Bonds – (continued)
Telecommunications – 2.2%
AT&T, Inc.(b)
$288,000	2.300%		06/01/27	$263,032
150,000	4.350		03/01/29	147,825
50,000	2.750		06/01/31	43,210
128,000	2.550		12/01/33	103,810
25,000	4.900		08/15/37	24,775
60,000	4.850		03/01/39	57,245
75,000	3.500		06/01/41	59,948
25,000	4.350		06/15/45	21,818
25,000	5.150		11/15/46	24,680
25,000	4.500		03/09/48	22,238
25,000	3.650		06/01/51	19,541
25,000	3.500		09/15/53	18,959
T-Mobile USA, Inc.(b)
75,000	3.500		04/15/25	73,432
75,000	1.500		02/15/26	67,837
150,000	3.750		04/15/27	144,297
175,000	2.050		02/15/28	152,086
100,000	3.875		04/15/30	93,363
75,000	2.875		02/15/31	62,260
75,000	3.500		04/15/31	64,932
25,000	3.000		02/15/41	18,573
Verizon Communications, Inc.
145,000	4.329		09/21/28	144,313
200,000	3.875	(b)	02/08/29	193,366
50,000	3.150	(b)	03/22/30	45,455
125,000	2.550	(b)	03/21/31	106,902
153,000	2.355	(b)	03/15/32	126,922
50,000	4.862		08/21/46	49,273
90,000	2.987	(b)	10/30/56	62,513

				2,212,605

Transportation – 0.2%
Burlington Northern Santa Fe LLC
25,000	4.050	(b)	06/15/48	22,824
FedEx Corp.(b)
45,000	3.400		02/15/28	42,962
75,000	5.250		05/15/50	74,851
Union Pacific Corp.
125,000	2.800	(b)	02/14/32	111,160

				251,797

TOTAL CORPORATE BONDS
(Cost $26,809,087)				$24,138,624

Foreign Bonds – 6.6%
Agriculture – 0.1%
BAT Capital Corp. (United Kingdom)(b)
$25,000	3.222%		08/15/24	$24,318
100,000	2.259		03/25/28	83,689
25,000	4.540		08/15/47	18,370

				126,377

Foreign Bonds – (continued)
Banks – 2.7%
Banco Santander SA (Spain)
200,000	2.746		05/28/25	189,717
Barclays PLC(c) (United Kingdom)
(SOFR + 2.71%)
200,000	2.852	(b)	05/07/26	188,900
BNP Paribas SA (France)
200,000	3.375	(b)(d)	01/09/25	195,445
(SOFR + 1.00%)
200,000	1.323	(c)(d)	01/13/27	176,620
BPCE SA(c)(d) (France)
(SOFR + 1.73%)
250,000	3.116	(b)	10/19/32	201,237
Credit Suisse AG (Switzerland)
250,000	1.250		08/07/26	218,617
Credit Suisse Group AG (Switzerland)
250,000	4.550		04/17/26	244,125
Deutsche Bank AG(c) (Germany)
(SOFR + 2.16%)
150,000	2.222	(b)	09/18/24	144,955
HSBC Holdings PLC(c) (United Kingdom)
(SOFR + 1.54%)
200,000	1.645	(b)	04/18/26	183,468
ING Groep NV(c)(d) (Netherlands)
(US 1 Year CMT T-Note + 1.10%)
200,000	1.400	(b)	07/01/26	181,556
Macquarie Bank Ltd.(c)(d) (Australia)
(US Treasury Yield Curve Rate T-Note Constant Maturity + 1.70%)
200,000	3.052	(b)	03/03/36	160,480
Macquarie Group Ltd.(c)(d) (Australia)
(SOFR + 1.07%)
50,000	1.340	(b)	01/12/27	44,068
NatWest Group PLC (United Kingdom)
200,000	3.875		09/12/23	199,495
Toronto-Dominion Bank (The) (Canada)
175,000	4.456		06/08/32	173,045
UBS Group AG(c)(d) (Switzerland)
(US 1 Year CMT T-Note + 1.10%)
200,000	2.746	(b)	02/11/33	162,777
Westpac Banking Corp.(c) (Australia)
(US Treasury Yield Curve Rate T-Note Constant Maturity + 2.00%)
25,000	4.110	(b)	07/24/34	22,872
Westpac Banking Corp.(c), GMTN (Australia)
(US 5 Year Swap + 2.24%)
25,000	4.322	(b)	11/23/31	24,078

				2,711,455

Beverages – 0.7%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)(b)
35,000	4.700		02/01/36	33,597
210,000	4.900		02/01/46	198,066

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Bonds – (continued)
Beverages – (continued)
Anheuser-Busch InBev Worldwide, Inc. (Belgium)(b)
$175,000	4.750%		01/23/29	$178,336
25,000	4.950		01/15/42	23,826
100,000	4.600		04/15/48	90,040
25,000	5.550		01/23/49	25,547
25,000	4.500		06/01/50	22,461
JDE Peet’s NV(d) (Netherlands)
150,000	1.375	(b)	01/15/27	129,132

				701,005

Biotechnology – 0.1%
CSL Finance PLC (Australia)(b)
25,000	3.850	(d)	04/27/27	24,784
75,000	4.250	(d)	04/27/32	73,333

				98,117

Commercial Services – 0.2%
DP World Crescent Ltd., Series E (United Arab Emirates)
200,000	3.875		07/18/29	185,000

Diversified Financial Services – 0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
250,000	2.450		10/29/26	217,638
225,000	3.000		10/29/28	189,287
150,000	3.300		01/30/32	119,537
Avolon Holdings Funding Ltd. (Ireland)(b)
25,000	3.950	(d)	07/01/24	24,094
100,000	2.875	(d)	02/15/25	92,102
25,000	4.250	(d)	04/15/26	23,272

				665,930

Electric – 0.2%
Enel Finance International NV(d) (Italy)
200,000	1.875	(b)	07/12/28	168,236

Engineering & Construction – 0.1%
Cellnex Finance Co. SA, Series E (Spain)
100,000	1.250		01/15/29	78,113

Internet – 0.2%
Tencent Holdings Ltd. (China)
200,000	3.595	(b)	01/19/28	190,256

Machinery-Construction & Mining – 0.2%
Weir Group PLC (The)(d) (United Kingdom)
200,000	2.200	(b)	05/13/26	175,237

Mining – 0.3%
Glencore Funding LLC (Australia)(b)
75,000	4.125	(d)	03/12/24	74,618
25,000	4.625	(d)	04/29/24	25,048
75,000	1.625	(d)	04/27/26	66,678
150,000	2.625	(d)	09/23/31	120,966
Newcrest Finance Pty Ltd.(d) (Australia)
25,000	3.250	(b)	05/13/30	22,053
Teck Resources Ltd. (Canada)
25,000	3.900	(b)	07/15/30	22,993

				332,356

Foreign Bonds – (continued)
Oil & Gas – 0.4%
Saudi Arabian Oil Co. (Saudi Arabia)
480,000	3.500		04/16/29	457,800

Pharmaceuticals – 0.2%
Bayer US Finance II LLC(d) (Germany)
200,000	3.875	(b)	12/15/23	199,567

Pipelines – 0.2%
Enbridge, Inc. (Canada)
125,000	2.500	(b)	08/01/33	101,086
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates)
196,522	2.940		09/30/40	159,920

				261,006

Semiconductors – 0.2%
NXP BV / NXP Funding LLC / NXP USA, Inc. (China)(b)
25,000	3.400		05/01/30	22,271
125,000	2.500		05/11/31	102,790
125,000	2.650		02/15/32	102,732

				227,793

Transportation – 0.1%
Canadian Pacific Railway Co. (Canada)(b)
25,000	2.050		03/05/30	21,161
50,000	2.450		12/02/31	42,897

				64,058

TOTAL FOREIGN BONDS
(Cost $7,436,053)				$6,642,306

Asset-Backed Securities – 4.1%
Collateralized Loan Obligations – 3.9%
Cathedral Lake VI Ltd., Series 2021-6A, Class B(c)(d)
(3 Mo. LIBOR + 1.950%) (Cayman Islands)
$300,000	3.134%		04/25/34	$282,439
Cathedral Lake VIII Ltd., Series 2021-8A, Class C(c)(d)
(3 Mo. LIBOR + 2.620%) (Cayman Islands)
200,000	3.683		01/20/35	184,904
CBAM Ltd., Series 2018-5A, Class A(c)(d)
(3 Mo. LIBOR + 1.020%) (Cayman Islands)
525,000	2.064		04/17/31	513,730
CFIP CLO Ltd., Series 2021-1A, Class A(c)(d)
(3 Mo. LIBOR + 1.220%) (Cayman Islands)
700,000	2.283		01/20/35	668,631
CFIP CLO Ltd., Series 2021-1A, Class C1(c)(d)
(3 Mo. LIBOR + 2.400%) (Cayman Islands)
300,000	3.463		01/20/35	275,143
Crown City CLO I, Series 2020-1A, Class A1AR(c)(d)
(3 Mo. LIBOR + 1.190%) (Cayman Islands)
250,000	2.253		07/20/34	240,337
Diameter Capital CLO 1 Ltd., Series 2021-1A, Class A1A(c)(d)
(3 Mo. LIBOR + 1.240%)
425,000	2.284		07/15/36	409,358

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Asset-Backed Securities – (continued)
Collateralized Loan Obligations – (continued)
HalseyPoint CLO 3 Ltd., Series 2020-3A, Class A1A(c)(d)
(3 Mo. LIBOR + 1.450%) (Cayman Islands)
$250,000	2.736%		11/30/32	$245,871
Jamestown CLO XV Ltd., Series 2020-15A, Class A(c)(d)
(3 Mo. LIBOR + 1.340%) (Cayman Islands)
300,000	2.384		04/15/33	292,958
Marble Point CLO XVII Ltd., Series 2020-1A, Class A(c)(d)
(3 Mo. LIBOR + 1.300%) (Cayman Islands)
500,000	2.363		04/20/33	486,115
Venture 39 CLO Ltd., Series 2020-39A, Class A1(c)(d)
(3 Mo. LIBOR + 1.280%) (Cayman Islands)
275,000	2.324		04/15/33	265,942

				3,865,428

Collateralized Debt Obligations – 0.2%
Arbor Realty Commercial Real Estate Notes Ltd., Series 2022-FL1, Class A(c)(d)
(SOFR + 1.450%) (Cayman Islands)
250,000	2.229		01/15/37	243,740

Home Equity – 0.0%
GMACM Home Equity Loan Trust, Series 2007-HE3, Class 2A1(c)
21,602	7.000		09/25/37	21,284

TOTAL ASSET-BACKED SECURITIES
(Cost $4,293,392)				$4,130,452

U.S. Government Agency Securities – 2.5%
Federal Farm Credit Banks Funding Corp.
$460,000	2.900	%(f)	04/12/32	$439,868
230,000	3.300	(f)	05/19/32	227,646
600,000	2.850	(f)	03/28/34	554,931
340,000	3.080	(f)	03/30/37	308,760
Federal Home Loan Banks
100,000	3.375	(f)	12/08/23	100,478
Federal National Mortgage Associations
400,000	1.875	(f)	09/24/26	380,911
400,000	6.250	(f)	05/15/29	474,486

TOTAL U.S. GOVERNMENT AGENCY SECURITIES
(Cost $2,607,838)				$2,487,080

Foreign Government Securities – 1.9%
Sovereign – 1.9%
Abu Dhabi Government International Bond(d)
$220,000	3.125%		10/11/27	$214,748
Hungary Government International Bond(d)
200,000	5.500		06/16/34	193,863
Indonesia Government International Bond
200,000	3.050		03/12/51	151,772
Israel Government AID Bond(g)
200,000	5.500		12/04/23	206,660
100,000	5.500		04/26/24	104,028

Foreign Government Securities – (continued)
Sovereign – (continued)
Israel Government International Bond
200,000	3.250		01/17/28	195,225
Mexico Government International Bond
400,000	3.250	(b)	04/16/30	351,825
110,000	1.450		10/25/33	78,408
200,000	4.280	(b)	08/14/41	158,089
Peruvian Government International Bond(b)
50,000	3.230		07/28/21	30,744
Romanian Government International Bond(d)
120,000	3.000		02/27/27	106,017
10,000	2.124		07/16/31	7,400
30,000	2.625		12/02/40	18,191
10,000	4.625		04/03/49	7,419
Romanian Government International Bond, Series E
70,000	2.875		03/11/29	60,336
Uruguay Government International Bond
50,000	4.375	(b)	01/23/31	50,634

				1,935,359

TOTAL FOREIGN GOVERNMENT SECURITIES
(Cost $2,234,317)				$1,935,359

Municipal Bonds – 1.4%
Arizona – 0.0%
City of Tucson AZ
$25,000	1.932	%(b)	07/01/31	$20,806

California – 0.7%
Bay Area Toll Authority
30,000	1.633	(b)	04/01/28	26,671
California Health Facilities Financing Authority(b)
125,000	3.478		06/01/29	120,523
100,000	3.790		06/01/32	95,723
California Statewide Communities Development Authority
50,000	1.877		02/01/31	40,376
Municipal Improvement Corp. of Los Angeles(b)
35,000	1.648		11/01/28	30,460
80,000	2.074		11/01/30	67,859
Port of Oakland
80,000	2.199	(b)	05/01/31	67,579
San Francisco Municipal Transportation Agency
30,000	1.302		03/01/28	26,033
San Jose Financing Authority(b)
25,000	1.812		06/01/29	21,606
25,000	1.862		06/01/30	21,149
State of California
105,000	7.625	(b)	03/01/40	141,925

				659,904

Florida – 0.1%
State Board of Administration Finance Corp.
70,000	2.154	(b)	07/01/30	60,811

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Principal Amount	Interest Rate		Maturity Date	Value

Municipal Bonds – (continued)
Illinois – 0.2%
Chicago O’Hare International Airport
$85,000	2.346	% (b)	01/01/30	$74,367
State of Illinois GO Bonds
25,000	5.100		06/01/33	25,152
100,000	7.350	(b)	07/01/35	109,080

				208,599

Louisiana – 0.2%
City of New Orleans LA Water System Revenue
25,000	1.008	(b)	12/01/26	21,751
Louisiana Local Government Environmental Facilities & Community Development Auth, Series 2022-ELL A
140,000	4.275		02/01/36	139,220

				160,971

New York – 0.0%
City of New York NY
40,000	1.940	(b)	03/01/29	35,184
Metropolitan Transportation Authority
25,000	5.989	(b)	11/15/30	27,413
New York City Transitional Finance Authority Future Tax Secured Revenue
10,000	3.590	(b)	08/01/27	9,905

				72,502

Ohio – 0.1%
American Municipal Power, Inc.
100,000	6.270	(b)	02/15/50	115,514

Texas – 0.1%
City of Houston TX Airport System Revenue
30,000	2.235		07/01/29	26,484
40,000	2.285		07/01/30	34,725

				61,209

TOTAL MUNICIPAL BONDS
(Cost $1,414,454)				$1,360,316

Commercial Mortgage-Backed Securities – 1.2%
3650R Commercial Mortgage Trust Series 2021-PF1, Class AS
$150,000	2.778%		11/15/54	$126,587
Banc of America Commercial Mortgage Trust Series 2016-UB10, Class D(d)
100,000	3.000		07/15/49	84,831
BANK Series 2019-BN21, Class A5
150,000	2.851		10/17/52	136,526
BANK Series 2021-BN32, Class A5
150,000	2.643		04/15/54	132,187
BX Trust Series 2021-ARIA, Class C(c) (1 Mo. LIBOR + 1.646%)(d)
150,000	2.970		10/15/36	140,336
Cantor Commercial Real Estate Lending Series 2019-CF3, Class A4
100,000	3.006		01/15/53	91,168

Commercial Mortgage-Backed Securities – (continued)
DOLP Trust Series 2021-NYC, Class A(d)
200,000	2.956		05/10/41	172,983
EQUS Mortgage Trust Series 2021-EQAZ, Class A(c) (1 Mo. LIBOR + 0.755%)(d)
200,000	2.079		10/15/38	191,211
Taubman Centers Commercial Mortgage Trust 2022-Dpm Series 2022-DPM, Class A(c) (TSFR1M + 2.186%)(d)
150,000	3.465		05/15/37	142,886

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $1,366,043)				$1,218,715

Collateralized Mortgage Obligations – 0.6%
Alternative Loan Trust Series 2005-38, Class A1(c) (1 Year CMT + 1.500%)
$45,286	1.976%		09/25/35	$41,430
Connecticut Avenue Securities Trust Series 2021-R01, Class 1M2(c) (SOFR + 1.550%)(d)
44,000	2.476		10/25/41	41,544
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M2(c) (SOFR + 1.650%)(d)
42,000	2.576		12/25/41	37,616
Connecticut Avenue Securities Trust 2022-R05 Series 2022-R05, Class 2M1(c) (SOFR + 1.900%)(d)
50,004	2.826		04/25/42	49,701
Connecticut Avenue Securities Trust 2022-R05 Series 2022-R05, Class 2M2(c) (SOFR + 3.000%)(d)
36,000	3.926		04/25/42	34,088
Federal Home Loan Mortgage Corporation Series 2020-DNA5, Class M2(c) (SOFR + 2.800%)(d)
17,732	3.726		10/25/50	17,771
Federal Home Loan Mortgage Corporation Series 2021-DNA5, Class M2(c) (SOFR + 1.650%)(d)
28,344	2.576		01/25/34	27,337
Federal Home Loan Mortgage Corporation Series 2022-DNA1, Class M1A(c) (SOFR + 1.000%)(d)
100,000	1.926		01/25/42	96,481
Federal Home Loan Mortgage Corporation Series 2022-DNA3, Class M1A(c) (SOFR + 2.000%)(d)
40,016	2.926		04/25/42	39,182
JPMorgan Mortgage Trust Series 2021-6, Class A3(c)(d)
96,888	2.500		10/25/51	82,752
Lehman XS Trust Series 2005-7N, Class 1A1A(c) (1 Mo. LIBOR + 0.540%)
84,000	2.164		12/25/35	77,974
London Wall Mortgage Capital PLC Series 2017-FL1, Class A(c) (SONIA + 0.969%)
11,562	1.571		11/15/49	14,068
Wells Fargo Mortgage Backed Securities Trust Series 2019-3, Class A1(c)(d)
7,120	3.500		07/25/49	6,976

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $580,330)				$566,920

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

U.S. Treasury Obligations – 28.9%
U.S. Treasury Bonds
$1,640,000	3.125	%(f)	11/15/41	$1,573,375
1,550,000	2.750	(f)	08/15/42	1,388,945
2,310,000	2.750	(f)	11/15/42	2,066,728
2,930,000	2.375	(f)	11/15/49	2,474,019
3,200,000	2.000	(f)	02/15/50	2,480,000
U.S. Treasury Notes
2,945,000	0.125	(f)	01/31/23	2,903,011
720,000	0.125	(f)	03/31/23	705,937
1,030,000	0.375	(f)	12/31/25	938,507
4,050,000	0.750	(f)	03/31/26	3,719,988
3,830,000	0.750	(f)	04/30/26	3,510,734
1,720,000	0.625	(f)	07/31/26	1,559,691
1,150,000	3.250	(f)	06/30/27	1,161,320
630,000	1.250	(f)	03/31/28	569,166
970,000	2.875	(f)	05/15/28	958,633
1,180,000	1.250	(f)	06/30/28	1,061,447
780,000	3.125	(f)	11/15/28	781,523
1,160,000	3.250	(f)	06/30/29	1,173,775

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $32,241,907)				$29,026,799

Shares	Dividend Rate			Value

Investment Company – 3.8%(h)
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,764,134	1.367%			$3,764,134
(Cost $3,764,134)

Principal Amount	Interest Rate		Maturity Date	Value

Short-Term Investments(d) – 8.6%
Certificate of Deposits – 1.7%
Cooeperatieve Rabobank U.A.
$988,000	1.500	%(f)	10/17/22	$985,777
Versailles Commercial Paper LLC (SOFR + 0.43%)
770,000	0.100	(f)	10/28/22	770,000

Commercial Paper – 6.9%
AT&T, Inc.
800,000	0.932		08/16/22	797,744
Banque et Caisse d’Epargne de l’Etat
500,000	0.915		07/01/22	499,980
BASF SE
494,000	1.738		09/06/22	492,049
BNZ International Funding Ltd.(c) (SOFR + 0.700%)(d)
501,000	1.461		09/09/22	501,344
Liberty Street Funding LLC
1,401,000	2.553		10/12/22	1,391,305

Principal Amount	Interest Rate		Maturity Date	Value

Short-Term Investments(d) – (continued)
Commercial Paper – (continued)
LMA SA
$1,000,000	1.222		07/27/22	998,720
Old Line Funding LLC
503,000	1.119		07/08/22	502,824
Royal Bank of Canada (c) (FEDL01 + 0.430%)(d)
467,000	0.000		12/23/22	466,999
Salisbury Receivables Co LLC
254,000	1.424		08/08/22	253,510
Versailles Commercial Paper LLC
1,000,000	1.119		07/12/22	999,460

TOTAL SHORT-TERM INVESTMENTS
(Cost $8,663,786)				$8,659,712

TOTAL INVESTMENTS – 131.7%
(Cost $140,330,174)				$132,110,953

LIABILITIES IN EXCESS OF ASSETS – (31.7)%				(31,766,892)

NET ASSETS – 100.0%				$100,344,061

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $34,172,109 which represents approximately 34.1% of the Fund’s net assets as of June 30, 2022.

(b)	Securities with “Call” features. Maturity dates disclosed are the final maturity date.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2022.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(e)	Step coupon.

(f)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(g)	Guaranteed by the United States Government. Total market value of $310,688, which represents 0.3% of net assets as of June 30, 2022.

(h)	Represents an affiliated issuer.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Investment Abbreviations:
CLO	—Collateralized Loan Obligation
CMT	—Constant Maturity Treasury Index
FEDL01	—Fed Funds Rate
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association
GMTN	—Global Medium Term Note
GO	—General Obligation
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
Mo.	—Month
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
SONIA	—Sterling Overnight Index Average
TSFR1M	—1 Month Secured Financing Rate

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2022, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
BNP Paribas Securities	USD	172,757	SEK	1,623,002	7/1/2022	$14,102
BNP Paribas Securities	USD	160,204	SEK	1,623,002	9/26/2022	974
JPMorgan Chase Bank, N.A	USD	982,248	EUR	927,476	7/28/2022	8,780
Morgan Stanley Co., Inc.	USD	89,035	AUD	120,366	7/14/2022	5,947
Morgan Stanley Co., Inc.	USD	69,959	JPY	8,925,682	7/15/2022	4,134
Morgan Stanley Co., Inc.	USD	15,883	CHF	15,062	7/20/2022	90
Morgan Stanley Co., Inc.	USD	226,473	CAD	288,050	7/21/2022	2,699
Morgan Stanley Co., Inc.	USD	262,889	GBP	214,055	9/22/2022	1,911

TOTAL						$38,637

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
BNP Paribas Securities	SEK	1,653,000	USD	175,951	7/1/2022	$(14,363)
BNP Paribas Securities	SEK	1,653,000	USD	163,165	9/26/2022	(992)
JPMorgan Chase Bank, N.A	EUR	657,440	USD	696,265	7/28/2022	(6,224)
Morgan Stanley Co., Inc.	JPY	11,613,101	USD	91,022	7/15/2022	(5,378)
Morgan Stanley Co., Inc.	CAD	258,925	USD	203,574	7/21/2022	(2,426)
Morgan Stanley Co., Inc.	GBP	305,018	USD	374,603	9/22/2022	(2,723)

TOTAL						$(32,106)

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD SALES CONTRACTS — At June 30, 2022, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(a)	Settlement Date	Principal Amount	Value
Federal National Mortgage Association	3.000%	TBA-30yr	07/15/51	$(4,000,000)	$(3,723,604)
Federal National Mortgage Association	3.000	TBA-30yr	06/15/51	(4,000,000)	(3,729,998)
Federal National Mortgage Association	3.500	TBA-30yr	03/15/52	(1,000,000)	(1,002,070)
Federal National Mortgage Association	4.000	TBA-30yr	06/15/51	(1,000,000)	(989,218)
Government National Mortgage Association	2.000	TBA-30yr	03/15/52	(4,000,000)	(3,807,216)
Government National Mortgage Association	2.000	TBA-30yr	06/15/51	(1,000,000)	(888,940)

Total (Proceed Receivable $(14,285,488)					$(14,141,046)

(a)

TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At June 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:

U.S. Treasury 10 Year Note	7	09/21/22	$826,028	$2,269
U.S. Treasury 2 Year Note	27	09/30/22	5,686,406	(21,258)
U.S. Treasury Long Bond	1	09/21/22	136,814	1,249

Total				(17,740)

Short position contracts:

Euro Bund Future	(2)	09/08/22	(259,910)	(443)
Long Gilt Future	(4)	09/28/22	535,534	21,307
U.S. Treasury 5 Year Note	(1)	09/30/22	(112,124)	31

Total				20,895

Total Futures Contracts				$3,155

SWAP CONTRACTS — At June 30, 2022, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at June 30, 2022(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
Prudential Financial, Inc.	1.000%	1.125%	Bank of America NA	06/20/2024	75	$844	$—	$844
General Electric Co.	1.000	1.965		06/20/2026	175	(3,438)	—	(3,438)
Nordstrom, Inc.	1.000	3.877		06/20/2024	225	(8,724)	(429)	(8,295)
ICE CD JWN	1.000	6.220		12/20/2024	100	(6,220)	(1,928)	(4,292)
ICE CD MEX	1.000	3.366		06/20/2027	210	(7,069)	(3,794)	(3,275)
Republic of Indonesia	1.000	1.980		06/20/2027	200	(3,959)	367	(4,326)
Republic of Chile	1.000	0.587		06/20/2027	90	(529)	39	(568)

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS (continued)

Reference Obligation/Index(a)	Financing Rate Received (Paid) by the Fund	Credit Spread at June 30, 2022(b)	Counterparty	Termination Date	Notional Amount (000’s)	Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
Markit CDX North America Investment Grade Index	1.000%	0.110%	Bank of America NA	06/20/2025	4,500	$4,960	$13,291	$(8,331)
Markit CMBX North American BBB-	3.000	16.109		11/18/2054	100	(16,109)	(27,006)	10,897
Markit CDX North America Investment Grade Index	1.000	0.659		12/20/2025	575	3,792	—	3,792
Markit CDX North America Investment Grade Index	1.000	0.434		06/20/2026	7,025	30,481	76,963	(46,482)
ICE CDX Investment Grade Index	1.000	0.222		12/20/2026	13,100	29,123	233,808	(204,685)
ICE CDX Investment Grade Index	1.000	0.026		06/20/2027	2,600	(667)	19,470	(20,137)

TOTAL						$22,485	$310,781	$(288,296)

(a)	Payments received quarterly.
(b)

Credit spread on the referenced obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
1.2500%(b)	6 Month NIBOR	12/15/2022	NZD	600	$(3,469)	$(662)	$(2,807)
1 Day ESTRON(c)	1.750%	09/21/2024	EUR	1,040	(4,008)	3,235	(7,243)
2.2500(c)	3 Month STIBOR	09/21/2024	SEK	10,840	(10,715)	(8,196)	(2,519)
1 Day SOFR(c)	1.730	02/08/2026	USD	6,200	103,583	61,982	41,601
1 Day ESTRON(c)	0.750	09/21/2027	EUR	20	1,156	1,103	53
1 Day SOFR(c)	0.000	09/21/2027	USD	1,350	4,517	12,114	(7,597)
1 Day SONIO(c)	0.000	09/21/2027	GBP	300	13,168	12,588	580
2.5000(c)	3 Month STIBOR	09/21/2027	SEK	4,240	(5,651)	(3,428)	(2,223)
3.5000(b)	6 Month BBR	09/21/2027	AUD	1,340	(18,446)	(19,176)	730
3.7500(b)	NFIX3FR	09/21/2027	NZD	480	(4,610)	(4,969)	359
12 Month BOJDTR(c)	0.000	05/26/2032	JPY	108,000	9,924	574	9,350
2.0000(c)	1 Day ESTRON	05/26/2032	EUR	370	(9,568)	(1,090)	(8,478)
0.000(c)	1 Day SONIO	06/07/2032	GBP	440	(15,838)	4,051	(19,889)
NFIX3FR (b)	3.750	09/21/2032	NZD	80	1,597	1,602	(5)
0.000(c)	1 Day SOFR	09/21/2032	CHF	540	(24,411)	(23,934)	(477)
1 Day SOFR(c)	0.000	09/21/2032	USD	360	2,129	4,225	(2,096)
1 Day SONIO(c)	0.000	09/21/2032	GBP	290	26,169	28,261	(2,092)
1.0000(c)	1 Day ESTRON	09/21/2032	EUR	430	(50,258)	(51,231)	973
12 Month BOJDTR(c)	0.000	09/21/2032	JPY	24,710	9,151	8,197	954
3 Month STIBOR(c)	2.500	09/21/2032	SEK	7,120	19,579	17,782	1,797
3.0000(c)	6 Month NIBOR	09/21/2032	NOK	2,290	(5,988)	1,888	(7,876)
3.2500(b)	3 Month BA	09/21/2032	CAD	510	(14,775)	(15,974)	1,199
3.7500(b)	6 Month BBR	09/21/2032	AUD	40	(894)	(1,562)	668

TOTAL					$22,342	$27,380	$(5,038)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2022.
(b)	Payments made semi-annually.
(c)	Payments made annually.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED & WRITTEN OPTIONS CONTRACTS — At June 30, 2022, the Fund had the following purchased & written options contracts:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased Option Contracts

Puts
6M IRS	JPMorgan Bank	$0.30	09/09/2022	1,370,000	$1,370,000	$14	$2,662	$(2,648)
6M IRS	JPMorgan Bank	0.28	09/09/2022	1,060,000	1,060,000	10	2,022	(2,012)
6M IRS	Morgan Stanley Co., Inc.	0.54	11/17/2022	2,600,000	2,600,000	160	6,113	(5,953)

Total Purchased Option Contracts				5,030,000		184	10,797	$(10,613)

Written Option Contracts

Puts
6M IRS	JPMorgan Bank	$0.40	09/09/2022	(140,000)	$(140,000)	$(4)	$2,636	$2,632
6M IRS	JPMorgan Bank	0.36	09/09/2022	(110,000)	(110,000)	(3)	2,032	2,029
6M IRS	Morgan Stanley Co., Inc.	0.60	11/17/2022	(270,000)	(270,000)	(165)	6,144	5,979

Total Written Option Contracts				(520,000)		(172)	10,812	$10,640

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Core Fixed Income Fund

Assets:
Investments in unaffiliated issuers, at value (cost $136,566,040)	$128,346,819
Investments in affiliated issuers, at value (cost $3,764,134)	3,764,134
Purchased options, at value (premiums paid $10,797)	184
Receivables:
Investments sold on an extended-settlement basis	17,519,573
Collateral on certain derivative contracts(a)	1,104,959
Interest and Dividends	520,357
Fund shares sold	227,764
Reimbursement from investment adviser	12,868
Unrealized gain on swap contracts	14,932
Upfront premiums paid on swap contracts	343,531
Unrealized gain on forward foreign currency exchange contracts	38,637
Variation margin on futures contracts	63,396
Other assets	487

Total assets	151,957,641

Liabilities:
Variation margin on futures contracts	25,353
Unrealized loss on swap contracts	272,072
Unrealized loss on forward foreign currency exchange contracts	32,106
Upfront payments received on swap contracts	27,006
Written options, at value (premiums received $10,812)	172
Payables:
Investments purchased	33,713,757
Collateral on certain derivative contracts(a)	14,141,046
Foreign bank overdraft (cost $3,622,020)	3,127,993
Management fees	31,771
Fund shares redeemed	30,572
Distribution and Service fees and Transfer Agency fees	18,436
Accrued expenses	193,296

Total liabilities	51,613,580

Net Assets:
Paid-in capital	112,576,827
Total distributable loss	(12,232,766)

NET ASSETS	$100,344,061
Net Assets:
Institutional	$29,749,559
Service	70,594,502

Total Net Assets	$100,344,061
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	3,042,832
Service	7,225,588
Net asset value, offering and redemption price per share:
Institutional	$9.78
Service	9.77

(a) Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps

Core Fixed Income	$1,104,959	$(14,141,046)

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statement of Operations

For the Six Months Ended June 30, 2022 (Unaudited)

Core Fixed Income Fund

Investment income:
Interest	$1,031,225
Dividends — affiliated issuers	10,411

Total investment income	1,041,636

Expenses:
Management fees	197,942
Distribution and Service fees — Service	87,777
Professional fees	82,468
Custody, accounting and administrative services	42,305
Printing and mailing costs	13,232
Trustee fees	10,573
Transfer Agency fees(a)	9,897
Other	371

Total expenses	444,534

Less — expense reductions	(152,040)

Net expenses	292,494

NET INVESTMENT INCOME	749,142

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(2,402,178)
Forward Sales Contracts	430,156
Futures contracts	(1,335,214)
Swap contracts	63,314
Written options	3,609
Purchased options	(2,944)
Forward foreign currency exchange contracts	27,557
Foreign currency transactions	(139)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(9,139,313)
Forward Sales Contracts	146,208
Futures contracts	(48,775)
Written options	5,282
Purchased options	(1,036)
Swap contracts	(540,399)
Forward foreign currency exchange contracts	3,766
Foreign currency translations	(8,024)

Net realized and unrealized loss	(12,798,130)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,048,988)

(a) Class specific Distribution and/or Service and Transfer Agency fees were as follows:

Transfer Agency Fees
Institutional	Service
$2,875	$7,022

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statements of Changes in Net Assets

	Core Fixed Income Fund
	For the Six Months Ended June 30, 2022 (Unaudited)	For the Fiscal Year Ended December 31, 2021

From operations:
Net investment income	$749,142	$769,313
Net realized loss	(3,215,839)	(403,832)
Net change in unrealized loss	(9,582,291)	(1,969,524)

Net decrease in net assets resulting from operations	(12,048,988)	(1,604,043)

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(288,353)	(368,886)
Service Shares	(616,443)	(758,578)

Total distributions to shareholders	(904,796)	(1,127,464)

From share transactions:
Proceeds from sales of shares	15,003,355	46,513,298
Reinvestment of distributions	904,796	1,127,464
Cost of shares redeemed	(5,656,258)	(13,688,105)

Net increase in net assets resulting from share transactions	10,251,893	33,952,657

TOTAL INCREASE (DECREASE)	(2,701,891)	31,221,150

Net Assets:

Beginning of period	103,045,952	71,824,802

End of period	$100,344,061	$103,045,952

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund
	Institutional Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$11.13		$11.53	$10.85	$10.20	$10.66	$10.61

Net investment income(a)	0.09		0.12	0.18	0.26	0.29	0.23

Net realized and unrealized gain (loss)	(1.34)		(0.36)	0.86	0.69	(0.37)	0.13

Total from investment operations	(1.25)		(0.24)	1.04	0.95	(0.08)	0.36

Distributions to shareholders from net investment income	(0.10)		(0.14)	(0.26)	(0.30)	(0.38)	(0.31)

Distributions to shareholders from net realized gains	—		(0.02)	(0.10)	—	—	—

Total distributions	(0.10)		(0.16)	(0.36)	(0.30)	(0.38)	(0.31)

Net asset value, end of period	$9.78		$11.13	$11.53	$10.85	$10.20	$10.66

Total Return(b)	(11.25)%		(2.06)%	9.64%	9.28%	(0.58)%	3.40%

Net assets, end of period (in 000’s)	$29,750		$31,179	$25,194	$17,421	$2,657	$241

Ratio of net expenses to average net assets	0.41	%(c)	0.41%	0.41%	0.44%	0.42%	0.42%

Ratio of total expenses to average net assets	0.72	%(c)	0.81%	0.93%	1.08%	1.06%	0.65%

Ratio of net investment income to average net assets	1.90	%(c)	1.09%	1.61%	2.41%	2.88%	2.18%

Portfolio turnover rate(d)	349%		513%	501%	556%	406%	229%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Core Fixed Income Fund
	Service Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$11.13		$11.53	$10.85	$10.21	$10.65	$10.60

Net investment income(a)	0.07		0.09	0.16	0.25	0.25	0.21

Net realized and unrealized gain (loss)	(1.34)		(0.34)	0.85	0.66	(0.34)	0.12

Total from investment operations	(1.27)		(0.25)	1.01	0.91	(0.09)	0.33

Distributions to shareholders from net investment income	(0.09)		(0.13)	(0.23)	(0.27)	(0.35)	(0.28)

Distributions to shareholders from net realized gains	—		(0.02)	(0.10)	—	—	—

Total distributions	(0.09)		(0.15)	(0.33)	(0.27)	(0.35)	(0.28)

Net asset value, end of period	$9.77		$11.13	$11.53	$10.85	$10.21	$10.65

Total Return(b)	(11.45)%		(2.23)%	9.37%	9.00%	(0.83)%	3.14%

Net assets, end of period (in 000’s)	$70,595		$71,867	$46,631	$37,524	$36,416	$108,948

Ratio of net expenses to average net assets	0.66	%(c)	0.66%	0.66%	0.68%	0.67%	0.67%

Ratio of total expenses to average net assets	0.97	%(c)	1.06%	1.18%	1.35%	1.18%	0.90%

Ratio of net investment income to average net assets	1.65	%(c)	0.85%	1.39%	2.33%	2.46%	1.95%

Portfolio turnover rate(d)	349%		513%	501%	556%	406%	229%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements

June 30, 2022 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists the series of the Trust that is included in this report (the “Fund”), along with its corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Core Fixed Income	Institutional and Service	Diversified

Shares of the Trust are offered to a separate account of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to management agreements (the “Agreements”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment	Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/ deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not

26

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Core Fixed Income	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby the Fund sells mortgage-backed-securities and simultaneously contracts with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

iii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to the Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement, which may result in a realized gain or loss. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral

28

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on other investments. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2022:

CORE FIXED INCOME FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Mortgage-Backed Securities	$—	$48,180,536	$—
U.S. Treasury Obligations	29,026,799	—	—
Corporate Bonds	—	24,138,624	—
Commercial Paper	—	6,903,935	—
Foreign Bonds	—	6,642,306	—
Asset- Backed Securities	—	4,130,452	—
U.S. Government Agency Securities	—	2,487,080	—
Foreign Government Securities	—	1,935,359	—
Municipal Bonds	—	1,360,316	—
Commercial Mortgage-Backed Securities	—	1,218,715	—
Collateralized Mortgage Obligations	—	566,920	—
Investment Company	3,764,134	—	—
Certificate of Deposit	—	1,755,777	—

Total	$32,790,933	$99,320,020	$—

Liabilities
Forward Sales Contracts	$—	$(14,141,046)	$—

Derivative Type

Assets
Credit Default Swap Contracts(a)	$—	$15,533	$—
Forward Foreign Currency Contracts(a)	—	38,637	—
Futures Contracts(a)	24,856	—	—
Interest Rate Swap Contracts(a)	—	58,264	—
Purchased Options Contracts	—	184	—

Total	$24,856	$112,618	$—

Derivative Type

Liabilities
Credit Default Swap Contracts(a)	$—	$(303,829)	$—
Forward Foreign Currency Contracts(a)	—	(32,106)	—
Futures Contracts(a)	(21,701)	—	—
Interest Rate Swap Contracts(a)	—	(63,302)	—
Purchased Options Contracts	—	(172)	—

Total	$(21,701)	$(399,409)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

4.    INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2022. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Core Fixed Income Fund

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest Rate	Purchased options at value, variation margin on futures and swaps contracts	$83,304	(a)	Written options at value, variation margin on futures and swaps contracts	$(85,175	)(a)
Credit	Receivable for unrealized gain on swap contracts	14,932		Payable for unrealized loss on swap contracts	(272,072)
Currency	Receivables for unrealized gain on forward foreign currency exchange contracts	38,637		Payable for unrealized loss on forward foreign currency exchange contracts	(32,106)

Total		$136,873			$(389,353)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only the variation margin as of June 30, 2022, is reported within the Consolidated Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$138,496	$(519,475)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	27,557	3,766
Interest Rate	Net realized gain (loss) from futures contracts, swap contracts, written options, and purchased options/Net change in unrealized gain (loss) on futures contracts, swap contracts and purchased options	(1,409,731)	(65,453)

Total		$(1,243,678)	$(581,162)

	Average number of Contracts or Notional Amounts(1)
Risk	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options
Core Fixed Income Fund	80	$30,879,532	$277,899,167	$5,030,000	$520,000

(1)

Amounts disclosed represent average number of contracts for futures contracts, purchased options and written options, notional amounts for forward contracts and swap contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the six months ended June 30, 2022.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Core Fixed Income Fund	0.40%	0.36%	0.34%	0.33%	0.32%	0.40%	0.39%

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invest. For the six months ended June 30, 2022, GSAM waived $5,101 of the Fund’s management fee.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of the Fund, has adopted Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.
C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund is 0.004%. These Other Expense limitations will remain in place through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Total Expense Reductions
Core Fixed Income Fund	$5,101	$146,939	$152,040

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.   Line of Credit Facility — As of June 30, 2022, the Fund participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2022, the Fund did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

F.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2022:

Fund	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2022	Shares as of June 30, 2022	Dividend Income
Core Fixed Income Fund	$7,004,192	$34,268,565	$(37,508,623)	$3,764,134	3,764,134	$10,411

6.    PORTOLIO SECURITIES TRANSCTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2022, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Core Fixed Income Fund	$326,360,274	$54,837,410	$314,909,181	$37,616,085

7.    TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2021, the Fund’s capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

Core Fixed Income Fund
Capital loss carryforwards:
Perpetual Short-term	$(353,719)
Perpetual Long-term	(65,428)
Total Capital loss carryforwards	$(419,147)
Timing differences (Late year ordinary loss deferral, post October loss deferral, and straddle loss deferrals)	$(161,044)

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

7.    TAX INFORMATION (continued)

As of June 30, 2022, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Core Fixed Income Fund
Tax cost	$140,327,065
Gross unrealized gain	325,388
Gross unrealized loss	(8,541,500)
Net unrealized gain (loss)	$(8,216,112)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of market discount accretion and premium amortization and swap transactions.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

8.    OTHER RISKS (continued)

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

10.    SUMMARY OF SHARE TRANSACTIONS

	Core Fixed Income Fund
	For the Fiscal Year Ended June 30, 2022 (Unaudited)		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	466,621	$4,771,340	1,500,925	$16,820,030
Reinvestment of distributions	28,813	288,353	33,172	368,886
Shares redeemed	(252,781)	(2,742,084)	(919,193)	(10,321,960)
	242,653	2,317,609	614,904	6,866,956
Service Shares
Shares sold	987,433	10,232,015	2,646,702	29,693,268
Reinvestment of distributions	61,597	616,443	68,220	758,578
Shares redeemed	(281,804)	(2,914,174)	(300,466)	(3,366,145)
	767,226	7,934,284	2,414,456	27,085,701

NET INCREASE	1,009,879	$10,251,893	3,029,360	$33,952,657

37

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Core Fixed Income (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

38

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2021, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2022. The information on the Fund’s investment performance was provided for the one-, three- and

39

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

five-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five- year periods, and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one-year period ended March 31, 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

40

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.40%

Next $1 billion	0.36

Next $3 billion	0.34

Next $3 billion	0.33

Over $8 billion	0.32

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) futures commissions earned by Goldman Sachs for executing futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (h) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (i) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (j) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

41

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2023.

42

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for the Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 8-9, 2022, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

43

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Impact of Russian Invasion of Ukraine (Unaudited)

The Russian invasion of Ukraine has negatively affected the global economy and has resulted in significant disruptions in financial markets and increased macroeconomic uncertainty. In addition, governments around the world have responded to Russia’s invasion by imposing economic sanctions and export controls on certain industry sectors, companies and individuals in or associated with Russia. Russia has imposed its own restrictions against investors and countries outside Russia and has proposed additional measures aimed at non-Russian-owned businesses. Businesses in the U.S. and globally have experienced shortages in materials and increased costs for transportation, energy and raw materials due, in part, to the negative effects of the war on the global economy. The escalation or continuation of the war between Russia and Ukraine or other hostilities presents heightened risks relating to cyber-attacks, the frequency and volume of failures to settle securities transactions, supply chain disruptions, inflation, as well as the potential for increased volatility in commodity, currency and other financial markets. The extent and duration of the war, sanctions and resulting market disruptions, as well as the potential adverse consequences for the Fund’s operations are difficult to predict.

44

GOLDMAN SACHS VARIABLE INSURANCE TRUST CORE FIXED INCOME FUND

Fund Expenses — Six Month Period Ended June 30, 2022 (Unaudited)

As a shareholder of Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 through June 30, 2022, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/22	Ending Account Value 6/30/22		Expenses Paid for the 6 Months Ended 6/30/22*
Institutional Shares

Actual	$1,000.00	$887.50		$1.92
Hypothetical 5% return	1,000.00	1,022.76	+	2.06
Service Shares

Actual	1,000.00	885.54		3.09
Hypothetical 5% return	1,000.00	1,021.52	+	3.31

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.41% and 0.66% for Institutional Shares and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

45

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary
Kathryn A. Cassidy
John G. Chou
Diana M. Daniels
Joaquin Delgado
Eileen H. Dowling
James A. McNamara
Gregory G. Weaver
Paul C. Wirth

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Core Fixed Income Fund.

© 2022 Goldman Sachs. All rights reserved.

VITFISAR-22 287748-OTU-08/2022

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Equity Index Fund

Goldman Sachs International Equity Insights Fund

Goldman Sachs Large Cap Value Fund

Goldman Sachs Mid Cap Growth Fund* (formerly, Goldman Sachs Growth Opportunities Fund)

Goldman Sachs Mid Cap Value Fund

Goldman Sachs Small Cap Equity Insights Fund

Goldman Sachs Strategic Growth Fund

Goldman Sachs U.S. Equity Insights Fund

*	Effective after the close of business on April 29, 2022, the Goldman Sachs Growth Opportunities Fund was renamed the Goldman Sachs Mid Cap Growth Fund.

Semi-Annual Report

June 30, 2022

Goldman Sachs Variable Insurance Trust

∎	GOLDMAN SACHS EQUITY INDEX FUND

∎	GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

∎	GOLDMAN SACHS LARGE CAP VALUE FUND

∎	GOLDMAN SACHS MID CAP GROWTH FUND

∎	GOLDMAN SACHS MID CAP VALUE FUND

∎	GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

∎	GOLDMAN SACHS STRATEGIC GROWTH FUND

∎	GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Variable Insurance Trust Equity Funds

The following are highlights both of key factors affecting the U.S. and international equity markets and of any key changes made to the Goldman Sachs VIT Equity Funds (the “Funds”) during the six months ended June 30, 2022 (the “Reporting Period”). Attribution highlights are provided for those Funds that materially outperformed or underperformed their respective benchmark during the Reporting Period. A fuller review will appear in the Funds’ annual shareholder report covering the 12 months ended December 31, 2022.

Market and Economic Review

U.S. Equities

•

Overall, U.S. equities struggled during the Reporting Period. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a return of -19.96%, its worst showing in the first half of a calendar year since 1970 and erasing nearly all the gains achieved in 2021. The Russell 3000® Index generated a return of -21.10%.

•

Inflationary pressures, shifting U.S. Federal Reserve (“Fed”) policy, COVID-19 pandemic overhangs and ongoing war between Russia and Ukraine were the primary concerns pressuring the U.S. equity markets during the Reporting Period.

•	During the first quarter of 2022, the S&P 500 Index returned -4.95%, marking the first quarterly decline since the first quarter of 2020.

•

Among the major economic and geopolitical developments were the dramatic repricing of the Fed interest rate hike path and accelerated expectations for a more aggressive balance sheet runoff phase due to concerns about elevated and persistent inflation pressures.

•	The hawkish Fed policy shift drove a large increase in bond yields, and U.S. Treasuries suffered one of their worst quarters on record. (Hawkish suggests higher interest rates; opposite of dovish.)

•	COVID-19, and more specifically, the Omicron variants, was still an overhang, with resurgent cases bringing back supply-chain issues and worker shortages.

•	Amid this backdrop, dampened corporate earnings momentum played into the bearish narrative for the U.S. equities markets. (Bearish refers to an expected downward movement in the prices of securities.)

•	Growth equities meaningfully lagged value equities as a potential by-product of anticipated higher interest rates in the near term.

•	During the second quarter of 2022, the S&P 500 Index returned -16.10%.

•	Inflation, the Fed’s policy response and recession worries were at the core of investors’ narratives, resulting in a broad risk-off, or heightened risk aversion, atmosphere.

•	Geopolitical overhang also remained a concern, as it affected energy prices, leading to low consumer sentiment and potentially changing consumer spending trends.

•	On the other hand, equity inflows, buyback strength, insider buying, resilient consumer spending and some hints of cooling in the labor market were seen by the consensus as tailwinds.

•	In late May/early June 2022, it remained unclear whether a rebound seen in the U.S. equity markets from the May 20, 2022 year-to-date lows represented the start of a recovery or a bear-market rally.

•	This question was quickly answered later in the month after the release of a higher than consensus expected May Consumer Price Index report, which sent the S&P 500 Index to new year-to-date lows.

•

Moreover, following a 25 basis point hike in March 2022 and a 50 basis point increase in May 2022, the Fed agreed to a 75 basis point interest rate hike during its June 2022 meeting, wherein Fed Chair Powell asserted

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MARKET REVIEW

the Fed’s unconditional commitment to price stability with a policy response evolving based on incoming data. (A basis point is 1/100th of a percentage point.)

•

At the end of the quarter, investors were looking ahead to the second quarter corporate earnings reporting season with some caution, as input price pressures and consumption trends factored into analyst arguments for downward revisions to earnings estimates.

•

During the Reporting Period overall, all segments of the U.S. equity markets declined, but small-cap stocks were weakest, followed by mid-cap stocks and large-cap stocks. Value stocks meaningfully outperformed growth stocks on a relative basis across the capitalization spectrum during the Reporting Period.

•

Ten of the 11 sectors of the S&P 500 Index declined during the Reporting Period. The best performing sector by far within the S&P 500 Index during the Reporting Period was energy, the only one to produce a positive total return. Still, utilities, consumer staples and health care also produced total returns that notably outpaced the broad S&P 500 Index. The weakest performing sectors during the Reporting Period were consumer discretionary, communication services and information technology.

International Equities

•

Representing the developed international equity markets, the MSCI EAFE Index (net) returned -19.57% for the Reporting Period, in line with the U.S. equity market, as represented by the -19.96% return of the S&P 500 Index.

•	During the first quarter of 2022, the MSCI EAFE Index (net) returned -5.91%.

•

International equity prices faced pressures from global concerns around rising inflation, planned interest rate hikes by the Fed, rising bond yields, valuation concerns, and Russia’s late February invasion of Ukraine.

•

Major countries around the world took a public stance condemning Russia’s action and imposed various economic sanctions, including removal of Russian financial institutions from bank connectivity network SWIFT, banning transactions with the Russian central bank and halting trading of Russian securities. Such sanctions boosted the price of crude oil in the global markets.

•	Driven by increased market volatility, the Fed signaled a slower than anticipated pace of monetary policy tightening while retaining a cautionary focus on rising inflation.

•	Hopes around the success of diplomatic talks and peaceful negotiations between Russia and Ukraine led to some market recovery toward the end of the quarter.

•

Still, beyond the broader concerns around the geopolitical crisis, the impact on commodity prices reinforced worries about supply-side inflation and a potential stagflation scenario—particularly in Europe. (Stagflation is characterized by slow economic growth and high inflation.) However, the corporate earnings season retained its overall strength.

•

Other macroeconomic uncertainties included those around regulation in China, the status of Chinese shares listed in the U.S., and slowing economic growth in China, all exacerbated by the imposition of lockdowns and manufacturing halts due to a rise in COVID-19 cases, leading, in turn, to further supply-chain issues.

•	During the second quarter of 2022, the MSCI EAFE Index (net) returned -14.51%.

•	All major regions performed roughly in line with each other, as inflationary pressures persisted, and odds of a U.S. recession grew.

•

Supply-chain issues worsened as China initially instituted lockdowns following a surge in COVID-19 cases. However, as the quarter progressed, China began easing its COVID-19-induced restrictions, mitigating the disruption.

•

In the Euro area, the geopolitical crisis of the ongoing war in Ukraine remained on the forefront of concerns, in part due to worries about potential gas shortages due to reduced supply from Russia. This was particularly

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MARKET REVIEW

concerning for countries with high energy dependence, such as Italy, Spain and Germany. Germany triggered an emergency plan in June 2022 that allowed utilities to pass on cost increases to consumers.

•	The Bank of England introduced a 25 basis point interest rate hike in June despite negative economic growth in the country.

•

Japanese equities fell, as the yen significantly weakened against the U.S. dollar, driven by concerns around a U.S. recession, currency markets and monetary policy. Inflation was also a headwind for Japan, with its inflation at the highest since 2008 and its consumer confidence index falling to its lowest level since January 2021.

•

The best performing sector within the MSCI EAFE Index during the Reporting Period was energy, the only sector to post a positive total return for the Reporting Period. The weakest performing sectors were information technology, industrials and consumer discretionary.

•

All of the country constituents of the MSCI EAFE Index posted negative total returns during the Reporting Period. On a relative basis, however, Hong Kong, Portugal, Norway and the U.K. were the best performing countries within the MSCI EAFE Index during the Reporting Period. The weakest performing countries during the Reporting Period were Ireland, Austria, Sweden and the Netherlands.

Fund Changes and Highlights

Goldman Sachs Equity Index Fund

•

Effective June 16, 2022, Melissa Kapitulik no longer served as a portfolio manager for the Fund. As of that date, John Law became a portfolio manager for the Fund, joining Michael Feehily and Michael Finocchi.

Goldman Sachs Mid Cap Growth Fund (formerly, Goldman Sachs Growth Opportunities Fund)

•

Effective after the close of business on April 29, 2022, the Board of Trustees of the Goldman Sachs Variable Insurance Trust approved changes to the Fund’s name and principal investment strategy. The Fund’s name changed to the Goldman Sachs Mid Cap Growth Fund.

Goldman Sachs Strategic Growth Fund

•	The Fund underperformed its benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Russell Index”), during the Reporting Period.

•

Stock selection overall detracted from the Fund’s performance during the Reporting Period, especially in the information technology sector. To a lesser degree, stock selection in the communication services and consumer discretionary sectors also hurt.

•

Having a neutral allocation to communication services, which was the worst performing sector in the Russell Index during the Reporting Period, and having no exposure to energy, which was the only sector in the Russell Index to post a positive return during the Reporting Period, further dampened the Fund’s relative results.

•

These detractors were only partially offset by the positive contributions made by effective stock selection in industrials; having an overweighted allocation to health care, which outpaced the Russell Index during the Reporting Period; and having a position, albeit modest, in cash during a Reporting Period when the Russell Index experienced a double-digit decline.

3

FUND BASICS

Equity Index Fund

as of June 30, 2022

PERFORMANCE REVIEW

January 1, 2022–June 30, 2022	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Service	-20.23%	-19.96%

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/223

Holding	% of Net Assets	Line of Business
Apple, Inc.	6.6%	Technology Hardware & Equipment
Microsoft Corp.	6.0	Software & Services
Amazon.com, Inc.	2.9	Retailing
Alphabet, Inc., Class A	2.1	Media & Entertainment
Alphabet, Inc., Class C	1.9	Media & Entertainment
Tesla, Inc.	1.8	Automobiles & Components
Berkshire Hathaway, Inc., Class B	1.6	Diversified Financials
UnitedHealth Group, Inc.	1.5	Health Care Equipment & Services
Johnson & Johnson	1.5	Pharmaceuticals, Biotechnology & Life Sciences
NVIDIA Corp.	1.2	Semiconductors & Semiconductor Equipment

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

4

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2022

[4]

The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

FUND BASICS

International Equity Insights Fund

as of June 30, 2022

PERFORMANCE REVIEW

January 1, 2022–June 30, 2022	Fund Total Return (based on NAV)[1]	MSCI EAFE Standard Index[2]
Institutional	-18.12%	-19.57%
Service	-18.15	-19.57

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI EAFE Standard Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI EAFE Standard Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI EAFE Standard Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/223

Holding	% of Net Assets	Line of Business	Country
Novo Nordisk A/S, Class B	2.0%	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Shell PLC	1.8	Energy	Netherlands
ASML Holding NV	1.7	Semiconductors & Semiconductor Equipment	Netherlands
GSK PLC ADR	1.5	Pharmaceuticals, Biotechnology & Life Sciences	United States
British American Tobacco PLC	1.4	Food, Beverage & Tobacco	United Kingdom
Commonwealth Bank of Australia	1.4	Banks	Australia
Diageo PLC	1.4	Food, Beverage & Tobacco	United Kingdom
Sanofi	1.4	Pharmaceuticals, Biotechnology & Life Sciences	France
Nestle SA	1.1	Food, Beverage & Tobacco	United States
Cie Financiere Richemont SA	1.1	Consumer Durables & Apparel	Switzerland

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2022

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.4% of the Fund’s net assets at June 30, 2022.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

FUND BASICS

Large Cap Value Fund

as of June 30, 2022

PERFORMANCE REVIEW

January 1, 2022–June 30, 2022	Fund Total Return (based on NAV)[1]	Russell 1000 Value Index[2]
Institutional	-13.04%	-12.86%
Service	-13.23	-12.86

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Russell 1000® Value Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/223

Holding	% of Net Assets	Line of Business
Johnson & Johnson	4.0%	Pharmaceuticals, Biotechnology & Life Sciences
JPMorgan Chase & Co.	2.9	Banks
Bristol-Myers Squibb Co.	2.5	Pharmaceuticals, Biotechnology & Life Sciences
Bank of America Corp.	2.4	Banks
AT&T, Inc.	2.2	Telecommunication Services
Chevron Corp.	2.1	Energy
NextEra Energy, Inc.	2.1	Utilities
ConocoPhillips	1.9	Energy
Humana, Inc.	1.8	Health Care Equipment & Services
L3Harris Technologies, Inc.	1.8	Capital Goods

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

8

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2022

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

9

FUND BASICS

Mid Cap Growth Fund (formerly, Growth Opportunities Fund)

as of June 30, 2022

PERFORMANCE REVIEW

January 1, 2022–June 30, 2022	Fund Total Return (based on NAV)[1]	Russell Midcap Growth Index[2]
Institutional	-31.34%	-31.00%
Service	-31.39	-31.00

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/223, 4

Holding	% of Net Assets	Line of Business
Cadence Design Systems, Inc.	3.3%	Software & Services
Veeva Systems, Inc., Class A	2.4	Health Care Equipment & Services
Rockwell Automation, Inc.	2.3	Capital Goods
Dexcom, Inc.	2.2	Health Care Equipment & Services
West Pharmaceutical Services, Inc.	2.2	Pharmaceuticals, Biotechnology & Life Sciences
Insulet Corp.	2.2	Health Care Equipment & Services
Lululemon Athletica, Inc.	2.1	Consumer Durables & Apparel
Keysight Technologies, Inc.	2.0	Technology Hardware & Equipment
Verisk Analytics, Inc.	1.9	Commercial & Professional Services
Ball Corp.	1.9	Materials

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
[4]	The top 10 holdings exclude investments in money market funds.

10

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS5

As of June 30, 2022

[5]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.9% of the Fund’s net assets at June 30, 2022. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

11

FUND BASICS

Mid Cap Value Fund

as of June 30, 2022

PERFORMANCE REVIEW

January 1, 2022–June 30, 2022	Fund Total Return (based on NAV)[1]	Russell Midcap® Value Index[2]
Institutional	-16.55%	-16.23%
Service	-16.63	-16.23

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell Midcap Value® Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/223

Holding	% of Net Assets	Line of Business
Ball Corp.	1.7%	Materials
Cummins, Inc.	1.7	Capital Goods
Xcel Energy, Inc.	1.7	Utilities
Ameren Corp.	1.7	Utilities
AvalonBay Communities, Inc. REIT	1.7	Real Estate
Motorola Solutions, Inc.	1.6	Technology Hardware & Equipment
AES Corp. (The)	1.5	Utilities
Zimmer Biomet Holdings, Inc.	1.5	Health Care Equipment & Services
M&T Bank Corp.	1.4	Banks
Principal Financial Group, Inc.	1.4	Insurance

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

12

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2022

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

13

FUND BASICS

Small Cap Equity Insights Fund

as of June 30, 2022

PERFORMANCE REVIEW

January 1, 2022–June 30, 2022	Fund Total Return (based on NAV)[1]	Russell 2000® Index[2]
Institutional	-22.32%	-23.43%
Service	-22.43	-23.43

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Russell 2000® Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/223,4

Holding	% of Net Assets	Line of Business
Medpace Holdings, Inc.	0.8%	Pharmaceuticals, Biotechnology & Life Sciences
Alkermes PLC	0.8	Pharmaceuticals, Biotechnology & Life Sciences
Murphy USA, Inc.	0.8	Retailing
Group 1 Automotive, Inc.	0.8	Retailing
Mueller Industries, Inc.	0.7	Capital Goods
CommVault Systems, Inc.	0.7	Software & Services
Power Integrations, Inc.	0.7	Semiconductors & Semiconductor Equipment
Sanderson Farms, Inc.	0.7	Food, Beverage & Tobacco
Patterson Cos., Inc.	0.7	Health Care Equipment & Services
Vishay Intertechnology, Inc.	0.7	Technology Hardware & Equipment

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
[4]	The top 10 holdings exclude investments in money market funds.

14

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS5

As of June 30, 2022

[5]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.4% of the Fund’s net assets at June 30, 2022. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

15

FUND BASICS

Strategic Growth Fund

as of June 30, 2022

PERFORMANCE REVIEW

January 1, 2022–June 30, 2022	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Institutional	-31.45%	-28.07%
Service	-31.54	-28.07

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/223

Holding	% of Net Assets	Line of Business
Apple, Inc.	12.3%	Technology Hardware & Equipment
Microsoft Corp.	11.1	Software & Services
Amazon.com, Inc.	5.8	Retailing
Alphabet, Inc., Class A	3.8	Media & Entertainment
Alphabet, Inc., Class C	3.1	Media & Entertainment
Tesla, Inc.	2.8	Automobiles & Components
Mastercard, Inc., Class A	2.7	Software & Services
Eli Lilly & Co.	2.5	Pharmaceuticals, Biotechnology & Life Sciences
NVIDIA Corp.	2.4	Semiconductors & Semiconductor Equipment
UnitedHealth Group, Inc.	2.1	Health Care Equipment & Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

16

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2022

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

17

FUND BASICS

U.S. Equity Insights Fund

as of June 30, 2022

PERFORMANCE REVIEW

January 1, 2022–June 30, 2022	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Institutional	-21.34%	-19.96%
Service	-21.40	-19.96

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, an unmanaged index of common stock prices. The figures for the index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/223

Holding	% of Net Assets	Line of Business
Microsoft Corp.	7.0%	Software & Services
Apple, Inc.	5.6	Technology Hardware & Equipment
Alphabet, Inc., Class C	3.5	Media & Entertainment
Berkshire Hathaway, Inc., Class B	2.6	Diversified Financials
Amazon.com, Inc.	2.2	Retailing
Tesla, Inc.	1.8	Automobiles & Components
Merck & Co., Inc.	1.7	Pharmaceuticals, Biotechnology & Life Sciences
AbbVie, Inc.	1.6	Pharmaceuticals, Biotechnology & Life Sciences
Union Pacific Corp.	1.4	Transportation
Elevance Health, Inc.	1.4	Health Care Equipment & Services

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

18

FUND BASICS

FUND vs. BENCHMARK SECTOR ALLOCATIONS4

As of June 30, 2022

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments

June 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 100.1%
Automobiles & Components – 2.2%
1,390	Aptiv PLC*	$123,807
1,305	BorgWarner, Inc.	43,548
20,374	Ford Motor Co.	226,763
7,556	General Motors Co.*	239,979
4,389	Tesla, Inc.*	2,955,640

		3,589,737

Banks – 3.7%
37,109	Bank of America Corp.	1,155,203
10,127	Citigroup, Inc.	465,741
2,243	Citizens Financial Group, Inc.	80,053
682	Comerica, Inc.	50,045
3,506	Fifth Third Bancorp	117,801
939	First Republic Bank	135,404
7,612	Huntington Bancshares, Inc.	91,572
15,357	JPMorgan Chase & Co.	1,729,352
4,899	KeyCorp	84,410
926	M&T Bank Corp.	147,595
2,181	PNC Financial Services Group, Inc. (The)	344,096
5,010	Regions Financial Corp.	93,937
333	Signature Bank	59,677
311	SVB Financial Group*	122,842
6,927	Truist Financial Corp.	328,548
7,088	US Bancorp	326,190
19,888	Wells Fargo & Co.	779,013
808	Zions Bancorp NA	41,127

		6,152,606

Capital Goods – 5.3%
2,986	3M Co.	386,418
728	A O Smith Corp.	39,807
475	Allegion PLC	46,502
1,216	AMETEK, Inc.	133,626
2,890	Boeing Co. (The)*	395,121
4,527	Carrier Global Corp.	161,433
2,799	Caterpillar, Inc.	500,349
754	Cummins, Inc.	145,922
1,459	Deere & Co.	436,927
774	Dover Corp.	93,902
2,065	Eaton Corp. PLC	260,169
3,092	Emerson Electric Co.	245,938
3,045	Fastenal Co.	152,006
1,881	Fortive Corp.	102,289
676	Fortune Brands Home & Security, Inc.	40,479
341	Generac Holdings, Inc.*	71,808
1,209	General Dynamics Corp.	267,491
5,737	General Electric Co.	365,275
3,553	Honeywell International, Inc.	617,547
1,980	Howmet Aerospace, Inc.	62,271
219	Huntington Ingalls Industries, Inc.	47,703
386	IDEX Corp.	70,109
1,500	Illinois Tool Works, Inc.	273,375
2,139	Ingersoll Rand, Inc.	90,009
3,679	Johnson Controls International PLC	176,151
1,022	L3Harris Technologies, Inc.	247,017

Common Stocks – (continued)
Capital Goods – (continued)
1,243	Lockheed Martin Corp.	534,440
1,280	Masco Corp.	64,768
291	Nordson Corp.	58,910
762	Northrop Grumman Corp.	364,670
2,262	Otis Worldwide Corp.	159,856
1,852	PACCAR, Inc.	152,494
668	Parker-Hannifin Corp.	164,361
883	Pentair PLC	40,415
770	Quanta Services, Inc.	96,512
7,777	Raytheon Technologies Corp.	747,447
619	Rockwell Automation, Inc.	123,373
268	Snap-on, Inc.	52,804
792	Stanley Black & Decker, Inc.	83,049
1,098	Textron, Inc.	67,055
1,236	Trane Technologies PLC	160,519
277	TransDigm Group, Inc.*	148,658
380	United Rentals, Inc.*	92,306
936	Westinghouse Air Brake Technologies Corp.	76,827
228	W.W. Grainger, Inc.	103,610
967	Xylem, Inc.	75,600

		8,797,318

Commercial & Professional Services – 0.8%
451	Cintas Corp.	168,462
1,144	Copart, Inc.*	124,307
647	Equifax, Inc.	118,259
690	Jacobs Engineering Group, Inc.	87,720
714	Leidos Holdings, Inc.	71,907
1,932	Nielsen Holdings PLC	44,861
1,088	Republic Services, Inc.	142,386
552	Robert Half International, Inc.	41,339
1,137	Rollins, Inc.	39,704
817	Verisk Analytics, Inc.	141,414
2,021	Waste Management, Inc.	309,173

		1,289,532

Consumer Durables & Apparel – 0.9%
1,658	D.R. Horton, Inc.	109,743
804	Garmin Ltd.	78,993
665	Hasbro, Inc.	54,450
1,395	Lennar Corp., Class A	98,445
277	Mohawk Industries, Inc.*	34,373
2,039	Newell Brands, Inc.	38,822
6,653	NIKE, Inc., Class B	679,936
17	NVR, Inc.*	68,070
1,244	PulteGroup, Inc.	49,300
353	PVH Corp.	20,086
249	Ralph Lauren Corp.	22,323
1,407	Tapestry, Inc.	42,942
1,740	VF Corp.	76,856
310	Whirlpool Corp.	48,010

		1,422,349

Consumer Services – 1.8%
214	Booking Holdings, Inc.*	374,284
1,118	Caesars Entertainment, Inc.*	42,819

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Consumer Services – (continued)
4,349	Carnival Corp.*	$37,619
146	Chipotle Mexican Grill, Inc.*	190,860
676	Darden Restaurants, Inc.	76,469
195	Domino’s Pizza, Inc.	75,994
764	Expedia Group, Inc.*	72,450
1,463	Hilton Worldwide Holdings, Inc.	163,037
1,811	Las Vegas Sands Corp.*	60,832
1,433	Marriott International, Inc., Class A	194,902
3,880	McDonald’s Corp.	957,894
1,793	MGM Resorts International	51,907
2,072	Norwegian Cruise Line Holdings Ltd.*	23,041
848	Penn National Gaming, Inc.*	25,796
1,164	Royal Caribbean Cruises Ltd.*	40,635
6,003	Starbucks Corp.	458,569
517	Wynn Resorts Ltd.*	29,459
1,489	Yum! Brands, Inc.	169,016

		3,045,583

Diversified Financials – 4.9%
3,180	American Express Co.	440,812
580	Ameriprise Financial, Inc.	137,855
3,889	Bank of New York Mellon Corp. (The)	162,210
9,462	Berkshire Hathaway, Inc., Class B*	2,583,315
750	BlackRock, Inc.	456,780
2,062	Capital One Financial Corp.	214,840
569	Cboe Global Markets, Inc.	64,405
7,825	Charles Schwab Corp. (The)	494,384
1,889	CME Group, Inc.	386,678
1,495	Discover Financial Services	141,397
200	FactSet Research Systems, Inc.	76,914
1,440	Franklin Resources, Inc.	33,566
1,776	Goldman Sachs Group, Inc. (The)(a)	527,508
2,956	Intercontinental Exchange, Inc.	277,982
1,729	Invesco Ltd.	27,889
209	MarketAxess Holdings, Inc.	53,506
846	Moody’s Corp.	230,087
7,303	Morgan Stanley	555,466
421	MSCI, Inc.	173,515
603	Nasdaq, Inc.	91,982
1,104	Northern Trust Corp.	106,514
973	Raymond James Financial, Inc.	86,996
1,821	S&P Global, Inc.	613,786
1,942	State Street Corp.	119,724
2,566	Synchrony Financial	70,873
1,212	T. Rowe Price Group, Inc.	137,695

		8,266,679

Energy – 4.4%
1,724	APA Corp.	60,168
4,625	Baker Hughes Co.	133,524
10,309	Chevron Corp.	1,492,537
6,751	ConocoPhillips	606,307
4,326	Coterra Energy, Inc.	111,567
3,281	Devon Energy Corp.	180,816

Common Stocks – (continued)
Energy – (continued)
873	Diamondback Energy, Inc.	105,764
3,051	EOG Resources, Inc.	336,952
22,028	Exxon Mobil Corp.	1,886,478
4,722	Halliburton Co.	148,082
1,438	Hess Corp.	152,342
10,313	Kinder Morgan, Inc.	172,846
3,713	Marathon Oil Corp.	83,468
2,839	Marathon Petroleum Corp.	233,394
4,620	Occidental Petroleum Corp.	272,026
2,302	ONEOK, Inc.	127,761
2,431	Phillips 66	199,318
1,186	Pioneer Natural Resources Co.	264,573
7,310	Schlumberger NV	261,406
2,127	Valero Energy Corp.	226,057
6,283	Williams Cos., Inc. (The)	196,092

		7,251,478

Food & Staples Retailing – 1.5%
2,323	Costco Wholesale Corp.	1,113,367
3,470	Kroger Co. (The)	164,235
2,649	Sysco Corp.	224,397
3,815	Walgreens Boots Alliance, Inc.	144,589
7,378	Walmart, Inc.	897,017

		2,543,605

Food, Beverage & Tobacco – 3.7%
9,551	Altria Group, Inc.	398,945
2,929	Archer-Daniels-Midland Co.	227,290
944	Brown-Forman Corp., Class B	66,231
1,039	Campbell Soup Co.	49,924
20,292	Coca-Cola Co. (The)	1,276,570
2,559	Conagra Brands, Inc.	87,620
852	Constellation Brands, Inc., Class A	198,567
3,163	General Mills, Inc.	238,648
767	Hershey Co. (The)	165,028
1,469	Hormel Foods Corp.	69,572
587	J M Smucker Co. (The)	75,142
1,361	Kellogg Co.	97,094
3,870	Keurig Dr Pepper, Inc.	136,959
3,750	Kraft Heinz Co. (The)	143,025
724	Lamb Weston Holdings, Inc.	51,737
1,311	McCormick & Co., Inc.	109,141
1,037	Molson Coors Beverage Co., Class B	56,527
7,298	Mondelez International, Inc., Class A	453,133
1,934	Monster Beverage Corp.*	179,282
7,249	PepsiCo, Inc.	1,208,118
8,123	Philip Morris International, Inc.	802,065
1,564	Tyson Foods, Inc., Class A	134,598

		6,225,216

Health Care Equipment & Services – 6.2%
9,187	Abbott Laboratories	998,167
241	ABIOMED, Inc.*	59,650
392	Align Technology, Inc.*	92,775
787	AmerisourceBergen Corp.	111,345
2,593	Baxter International, Inc.	166,548

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
1,496	Becton Dickinson and Co.	$368,809
7,462	Boston Scientific Corp.*	278,109
1,471	Cardinal Health, Inc.	76,889
3,057	Centene Corp.*	258,653
1,665	Cigna Corp.	438,761
254	Cooper Cos., Inc. (The)	79,532
6,865	CVS Health Corp.	636,111
329	DaVita, Inc.*	26,307
1,188	DENTSPLY SIRONA, Inc.	42,447
2,052	Dexcom, Inc.*	152,936
3,262	Edwards Lifesciences Corp.*	310,184
1,264	Elevance Health, Inc.	609,981
1,194	HCA Healthcare, Inc.	200,664
742	Henry Schein, Inc.*	56,941
1,290	Hologic, Inc.*	89,397
658	Humana, Inc.	307,990
448	IDEXX Laboratories, Inc.*	157,127
1,866	Intuitive Surgical, Inc.*	374,525
486	Laboratory Corp. of America Holdings	113,899
763	McKesson Corp.	248,898
7,044	Medtronic PLC	632,199
314	Molina Healthcare, Inc.*	87,797
613	Quest Diagnostics, Inc.	81,517
777	ResMed, Inc.	162,882
525	STERIS PLC	108,229
1,769	Stryker Corp.	351,907
243	Teleflex, Inc.	59,742
4,907	UnitedHealth Group, Inc.	2,520,382
336	Universal Health Services, Inc., Class B	33,839
1,105	Zimmer Biomet Holdings, Inc.	116,091

		10,411,230

Household & Personal Products – 1.7%
1,291	Church & Dwight Co., Inc.	119,624
654	Clorox Co. (The)	92,201
4,398	Colgate-Palmolive Co.	352,456
1,217	Estee Lauder Cos., Inc. (The), Class A	309,933
1,758	Kimberly-Clark Corp.	237,594
12,520	Procter & Gamble Co. (The)	1,800,251

		2,912,059

Insurance – 2.2%
3,146	Aflac, Inc.	174,068
1,426	Allstate Corp. (The)	180,717
4,157	American International Group, Inc.	212,548
1,105	Aon PLC, Class A	297,996
1,107	Arthur J Gallagher & Co.	180,485
273	Assurant, Inc.	47,188
1,241	Brown & Brown, Inc.	72,400
2,209	Chubb Ltd.	434,245
805	Cincinnati Financial Corp.	95,779
202	Everest Re Group Ltd.	56,617
496	Globe Life, Inc.	48,345

Common Stocks – (continued)
Insurance – (continued)
1,695	Hartford Financial Services Group, Inc. (The)	110,904
875	Lincoln National Corp.	40,924
1,037	Loews Corp.	61,453
2,616	Marsh & McLennan Cos., Inc.	406,134
3,591	MetLife, Inc.	225,479
1,205	Principal Financial Group, Inc.	80,482
3,049	Progressive Corp. (The)	354,507
1,962	Prudential Financial, Inc.	187,724
1,266	Travelers Cos., Inc. (The)	214,119
1,063	W R Berkley Corp.	72,560
585	Willis Towers Watson PLC	115,473

		3,670,147

Materials – 2.6%
1,156	Air Products and Chemicals, Inc.	277,995
611	Albemarle Corp.	127,687
8,010	Amcor PLC	99,564
446	Avery Dennison Corp.	72,194
1,712	Ball Corp.	117,734
581	Celanese Corp.	68,331
1,135	CF Industries Holdings, Inc.	97,304
3,817	Corteva, Inc.	206,652
3,778	Dow, Inc.	194,983
2,679	DuPont de Nemours, Inc.	148,899
699	Eastman Chemical Co.	62,749
1,303	Ecolab, Inc.	200,349
657	FMC Corp.	70,306
7,633	Freeport-McMoRan, Inc.	223,342
1,346	International Flavors & Fragrances, Inc.	160,336
2,014	International Paper Co.	84,246
2,641	Linde PLC (United Kingdom)	759,367
1,364	LyondellBasell Industries NV, Class A	119,295
331	Martin Marietta Materials, Inc.	99,048
1,883	Mosaic Co. (The)	88,934
4,182	Newmont Corp.	249,540
1,377	Nucor Corp.	143,773
492	Packaging Corp. of America	67,650
1,225	PPG Industries, Inc.	140,066
786	Sealed Air Corp.	45,368
1,267	Sherwin-Williams Co. (The)	283,694
703	Vulcan Materials Co.	99,896
1,424	Westrock Co.	56,732

		4,366,034

Media & Entertainment – 7.5%
4,079	Activision Blizzard, Inc.	317,591
1,572	Alphabet, Inc., Class A*	3,425,797
1,443	Alphabet, Inc., Class C*	3,156,490
608	Charter Communications, Inc., Class A*	284,866
23,354	Comcast Corp., Class A	916,411
1,329	DISH Network Corp., Class A*	23,829
1,452	Electronic Arts, Inc.	176,636

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Media & Entertainment – (continued)
1,657	Fox Corp., Class A	$53,289
729	Fox Corp., Class B	21,651
2,116	Interpublic Group of Cos., Inc. (The)	58,254
692	Live Nation Entertainment, Inc.*	57,145
1,518	Match Group, Inc.*	105,789
11,993	Meta Platforms, Inc., Class A*	1,933,871
2,308	Netflix, Inc.*	403,600
2,000	News Corp., Class A	31,160
566	News Corp., Class B	8,994
1,112	Omnicom Group, Inc.	70,734
3,198	Paramount Global, Class B	78,927
829	Take-Two Interactive Software, Inc.*	101,577
3,948	Twitter, Inc.*	147,616
9,499	Walt Disney Co. (The)*	896,706
11,622	Warner Bros Discovery, Inc.*	155,967

		12,426,900

Pharmaceuticals, Biotechnology & Life Sciences – 8.9%
9,229	AbbVie, Inc.	1,413,514
1,549	Agilent Technologies, Inc.	183,975
2,803	Amgen, Inc.	681,970
772	Biogen, Inc.*	157,442
115	Bio-Rad Laboratories, Inc., Class A*	56,925
208	Bio-Techne Corp.	72,101
11,171	Bristol-Myers Squibb Co.	860,167
930	Catalent, Inc.*	99,780
268	Charles River Laboratories International, Inc.*	57,344
3,395	Danaher Corp.	860,700
4,122	Eli Lilly & Co.	1,336,476
6,588	Gilead Sciences, Inc.	407,204
819	Illumina, Inc.*	150,991
953	Incyte Corp.*	72,399
986	IQVIA Holdings, Inc.*	213,952
13,755	Johnson & Johnson	2,441,650
13,235	Merck & Co., Inc.	1,206,635
121	Mettler-Toledo International, Inc.*	139,001
1,799	Moderna, Inc.*	256,987
1,257	Organon & Co.	42,424
673	PerkinElmer, Inc.	95,714
29,308	Pfizer, Inc.	1,536,618
554	Regeneron Pharmaceuticals, Inc.*	327,486
2,046	Thermo Fisher Scientific, Inc.	1,111,551
1,326	Vertex Pharmaceuticals, Inc.*	373,654
6,562	Viatris, Inc.	68,704
325	Waters Corp.*	107,568
385	West Pharmaceutical Services, Inc.	116,412
2,468	Zoetis, Inc.	424,225

		14,873,569

Real Estate – 2.9%
752	Alexandria Real Estate Equities, Inc. REIT	109,062
2,371	American Tower Corp. REIT	606,004
739	AvalonBay Communities, Inc. REIT	143,551

Common Stocks – (continued)
Real Estate – (continued)
769	Boston Properties, Inc. REIT	68,426
543	Camden Property Trust REIT	73,023
1,688	CBRE Group, Inc., Class A*	124,254
2,267	Crown Castle International Corp. REIT	381,717
1,496	Digital Realty Trust, Inc. REIT	194,226
2,032	Duke Realty Corp. REIT	111,658
472	Equinix, Inc. REIT	310,113
1,825	Equity Residential REIT	131,801
341	Essex Property Trust, Inc. REIT	89,175
714	Extra Space Storage, Inc. REIT	121,466
378	Federal Realty Investment Trust REIT	36,190
2,791	Healthpeak Properties, Inc. REIT	72,315
3,710	Host Hotels & Resorts, Inc. REIT	58,173
1,557	Iron Mountain, Inc. REIT	75,810
3,188	Kimco Realty Corp. REIT	63,027
608	Mid-America Apartment Communities, Inc. REIT	106,199
3,849	Prologis, Inc. REIT	452,835
790	Public Storage REIT	247,009
2,992	Realty Income Corp. REIT	204,234
784	Regency Centers Corp. REIT	46,499
568	SBA Communications Corp. REIT	181,788
1,720	Simon Property Group, Inc. REIT	163,262
1,468	UDR, Inc. REIT	67,587
2,094	Ventas, Inc. REIT	107,694
5,053	VICI Properties, Inc. REIT	150,529
862	Vornado Realty Trust REIT	24,645
2,269	Welltower, Inc. REIT	186,852
3,856	Weyerhaeuser Co. REIT	127,711

		4,836,835

Retailing – 5.7%
330	Advance Auto Parts, Inc.	57,120
45,760	Amazon.com, Inc.*	4,860,170
104	AutoZone, Inc.*	223,508
1,302	Bath & Body Works, Inc.	35,050
1,035	Best Buy Co., Inc.	67,472
873	CarMax, Inc.*	78,989
1,191	Dollar General Corp.	292,319
1,193	Dollar Tree, Inc.*	185,929
2,937	eBay, Inc.	122,385
686	Etsy, Inc.*	50,222
752	Genuine Parts Co.	100,016
5,422	Home Depot, Inc. (The)	1,487,092
1,417	LKQ Corp.	69,561
3,450	Lowe’s Cos., Inc.	602,611
350	O’Reilly Automotive, Inc.*	221,116
214	Pool Corp.	75,163
1,879	Ross Stores, Inc.	131,962
2,426	Target Corp.	342,624
6,196	TJX Cos., Inc. (The)	346,047
604	Tractor Supply Co.	117,085
269	Ulta Beauty, Inc.*	103,694

		9,570,135

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 5.2%
8,525	Advanced Micro Devices, Inc.*	$651,907
2,727	Analog Devices, Inc.	398,387
4,644	Applied Materials, Inc.	422,511
2,133	Broadcom, Inc.	1,036,233
715	Enphase Energy, Inc.*	139,597
21,238	Intel Corp.	794,513
785	KLA Corp.	250,478
727	Lam Research Corp.	309,811
2,870	Microchip Technology, Inc.	166,690
5,841	Micron Technology, Inc.	322,890
228	Monolithic Power Systems, Inc.	87,561
13,062	NVIDIA Corp.	1,980,069
1,385	NXP Semiconductors NV (China)	205,021
2,280	ON Semiconductor Corp.*	114,707
572	Qorvo, Inc.*	53,951
5,876	QUALCOMM, Inc.	750,600
866	Skyworks Solutions, Inc.	80,226
269	SolarEdge Technologies, Inc.*	73,620
834	Teradyne, Inc.	74,685
4,834	Texas Instruments, Inc.	742,744

		8,656,201

Software & Services – 13.4%
3,297	Accenture PLC, Class A	915,412
2,461	Adobe, Inc.*	900,874
854	Akamai Technologies, Inc.*	77,996
462	ANSYS, Inc.*	110,552
1,156	Autodesk, Inc.*	198,786
2,185	Automatic Data Processing, Inc.	458,937
608	Broadridge Financial Solutions, Inc.	86,670
1,466	Cadence Design Systems, Inc.*	219,944
740	Ceridian HCM Holding, Inc.*	34,839
675	Citrix Systems, Inc.	65,590
2,727	Cognizant Technology Solutions Corp., Class A	184,045
1,300	DXC Technology Co.*	39,403
300	EPAM Systems, Inc.*	88,434
3,170	Fidelity National Information Services, Inc.	290,594
3,026	Fiserv, Inc.*	269,223
397	FleetCor Technologies, Inc.*	83,414
3,457	Fortinet, Inc.*	195,597
433	Gartner, Inc.*	104,712
1,473	Global Payments, Inc.	162,973
4,690	International Business Machines Corp.	662,181
1,489	Intuit, Inc.	573,920
396	Jack Henry & Associates, Inc.	71,288
4,489	Mastercard, Inc., Class A	1,416,190
39,136	Microsoft Corp.	10,051,299
3,011	NortonLifeLock, Inc.	66,122
8,261	Oracle Corp.	577,196
1,666	Paychex, Inc.	189,707
247	Paycom Software, Inc.*	69,190
6,037	PayPal Holdings, Inc.*	421,624
564	PTC, Inc.*	59,976

Common Stocks – (continued)
Software & Services – (continued)
551	Roper Technologies, Inc.	217,452
5,137	Salesforce, Inc.*	847,810
1,048	ServiceNow, Inc.*	498,345
800	Synopsys, Inc.*	242,960
218	Tyler Technologies, Inc.*	72,481
514	VeriSign, Inc.*	86,008
8,605	Visa, Inc., Class A	1,694,238

		22,305,982

Technology Hardware & Equipment – 8.3%
3,111	Amphenol Corp., Class A	200,286
80,459	Apple, Inc.	11,000,354
1,188	Arista Networks, Inc.*	111,363
714	CDW Corp.	112,498
21,797	Cisco Systems, Inc.	929,424
3,906	Corning, Inc.	123,078
333	F5, Inc.*	50,962
6,870	Hewlett Packard Enterprise Co.	91,096
5,463	HP, Inc.	179,077
1,635	Juniper Networks, Inc.	46,598
941	Keysight Technologies, Inc.*	129,717
868	Motorola Solutions, Inc.	181,933
1,176	NetApp, Inc.	76,722
1,075	Seagate Technology Holdings PLC	76,798
1,692	TE Connectivity Ltd. (Switzerland)	191,450
251	Teledyne Technologies, Inc.*	94,153
1,357	Trimble, Inc.*	79,018
1,631	Western Digital Corp.*	73,118
283	Zebra Technologies Corp., Class A*	83,188

		13,830,833

Telecommunication Services – 1.4%
37,415	AT&T, Inc.	784,218
4,795	Lumen Technologies, Inc.	52,313
3,062	T-Mobile US, Inc.*	411,962
22,020	Verizon Communications, Inc.	1,117,515

		2,366,008

Transportation – 1.8%
699	Alaska Air Group, Inc.*	27,995
3,269	American Airlines Group, Inc.*	41,451
697	C.H. Robinson Worldwide, Inc.	70,655
11,408	CSX Corp.	331,516
3,380	Delta Air Lines, Inc.*	97,918
882	Expeditors International of Washington, Inc.	85,960
1,263	FedEx Corp.	286,335
435	J.B. Hunt Transport Services, Inc.	68,499
1,255	Norfolk Southern Corp.	285,249
481	Old Dominion Freight Line, Inc.	123,271
3,159	Southwest Airlines Co.*	114,103
3,295	Union Pacific Corp.	702,758
1,662	United Airlines Holdings, Inc.*	58,868
3,820	United Parcel Service, Inc., Class B	697,303

		2,991,881

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Shares	Description	Value

Common Stocks – (continued)
Utilities – 3.1%
3,430	AES Corp. (The)	$72,064
1,324	Alliant Energy Corp.	77,600
1,349	Ameren Corp.	121,896
2,625	American Electric Power Co., Inc.	251,842
968	American Water Works Co., Inc.	144,009
682	Atmos Energy Corp.	76,452
3,377	CenterPoint Energy, Inc.	99,892
1,515	CMS Energy Corp.	102,262
1,823	Consolidated Edison, Inc.	173,367
1,673	Constellation Energy Corp.	95,796
4,222	Dominion Energy, Inc.	336,958
1,001	DTE Energy Co.	126,877
4,044	Duke Energy Corp.	433,557
2,001	Edison International	126,543
1,074	Entergy Corp.	120,975
1,244	Evergy, Inc.	81,171
1,769	Eversource Energy	149,427
5,094	Exelon Corp.	230,860
2,868	FirstEnergy Corp.	110,103
10,265	NextEra Energy, Inc.	795,127
2,089	NiSource, Inc.	61,605
1,276	NRG Energy, Inc.	48,705
601	Pinnacle West Capital Corp.	43,945
3,789	PPL Corp.	102,796
2,617	Public Service Enterprise Group, Inc.	165,604
1,665	Sempra Energy	250,200
5,544	Southern Co. (The)	395,343
1,633	WEC Energy Group, Inc.	164,345
2,805	Xcel Energy, Inc.	198,482

		5,157,803

TOTAL INVESTMENTS – 100.1%
(Cost $47,957,974)		$166,959,720

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(154,897)

NET ASSETS – 100.0%		$166,804,823

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	4	09/16/22	$748,755	$9,145

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

June 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 95.8%
Australia – 10.4%
27,635	Aristocrat Leisure Ltd. (Consumer Services)	$657,327
221,604	Aurizon Holdings Ltd. (Transportation)	582,826
51,288	Australia & New Zealand Banking Group Ltd. (Banks)	781,153
3,040	BHP Group Ltd. (Materials)	87,046
34,859	BHP Group Ltd. (Materials)	972,020
7,036	Challenger Ltd. (Diversified Financials)	33,311
32,622	Charter Hall Group REIT (Real Estate)	244,702
20,241	Commonwealth Bank of Australia (Banks)	1,264,588
23,171	Computershare Ltd. (Software & Services)	395,139
42,765	Glencore PLC (Materials)*	231,634
12,419	Incitec Pivot Ltd. (Materials)	28,580
11,731	National Australia Bank Ltd. (Banks)	222,453
14,246	Rio Tinto PLC ADR (Materials)(a)	869,006
30,748	Suncorp Group Ltd. (Insurance)	234,476
248,815	Telstra Corp. Ltd. (Telecommunication Services)	661,792
80,544	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	631,643
18,569	Wesfarmers Ltd. (Retailing)	537,090
49,874	Westpac Banking Corp. (Banks)	672,746
14,091	Woodside Energy Group Ltd. (Energy)	309,699

		9,417,231

Belgium – 0.4%
1,778	D’ieteren Group (Retailing)	261,270
1,778	KBC Group NV (Banks)	100,032

		361,302

Canada – 0.3%
25,117	International Petroleum Corp. (Energy)*	244,150

China – 0.1%
39,800	Chow Tai Fook Jewellery Group Ltd. (Retailing)*	75,178
15,000	SITC International Holdings Co. Ltd. (Transportation)	42,663

		117,841

Denmark – 4.3%
177	AP Moller – Maersk A/S, Class A (Transportation)	410,809
110	AP Moller – Maersk A/S, Class B (Transportation)	258,236
3,240	Carlsberg AS, Class B (Food, Beverage & Tobacco)	414,081
3,327	D/S Norden A/S (Transportation)	115,905
1,162	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	377,005

Common Stocks – (continued)
Denmark – (continued)
16,034	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,778,209
929	Orsted AS (Utilities)(b)	97,846
1,911	Pandora A/S (Consumer Durables & Apparel)	121,411
3,424	Solar A/S, Class B (Capital Goods)	293,920

		3,867,422

Finland – 1.9%
20,550	Kesko OYJ, Class B (Food & Staples Retailing)	486,333
26,367	Nokia OYJ (Technology Hardware & Equipment)	122,212
80,162	Nordea Bank Abp (Banks)	708,113
3,953	Sampo OYJ, Class A (Insurance)	172,751
12,037	Stora Enso OYJ, Class R (Materials)	190,728

		1,680,137

France – 8.6%
2,239	Arkema SA (Materials)	200,284
1,776	Cie de Saint-Gobain (Capital Goods)	76,740
3,055	Covivio REIT (Real Estate)	170,676
3,329	Dassault Aviation SA (Capital Goods)	519,866
18,708	Dassault Systemes (Software & Services)	692,961
13,688	Electricite de France SA (Utilities)(a)	112,431
563	Gecina SA REIT (Real Estate)	52,837
565	Hermes International (Consumer Durables & Apparel)	635,867
1,887	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	178,667
1,037	Kering (Consumer Durables & Apparel)	537,402
1,122	Legrand SA (Capital Goods)	83,307
953	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	584,073
4,455	Pernod Ricard SA (Food, Beverage & Tobacco)	823,618
667	Publicis Groupe SA (Media & Entertainment)*	32,804
2,081	Rothschild & Co. (Diversified Financials)	70,570
6,327	Safran SA (Capital Goods)	629,951
12,077	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	1,217,919
164	Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)	51,745
23,776	Societe Generale SA (Banks)	525,681
4,612	Thales SA (Capital Goods)	566,248

		7,763,647

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – 8.4%
17,564	BASF SE (Materials)	$768,465
16,151	Bayer AG (Pharmaceuticals, Biotechnology & Life Sciences)	964,480
5,384	Bayerische Motoren Werke AG (Automobiles & Components)	417,371
1,445	Brenntag SE (Capital Goods)	94,616
7,902	Commerzbank AG (Banks)*	56,066
6,284	Covestro AG (Materials)(b)	218,361
21,690	Deutsche Post AG (Transportation)	818,932
76,460	E.ON SE (Utilities)	644,029
912	Hapag-Lloyd AG (Transportation)(a)(b)	238,443
20,584	K+S AG (Materials)	500,971
14,574	Mercedes-Benz Group AG (Automobiles & Components)	846,435
4,204	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	713,088
430	MTU Aero Engines AG (Capital Goods)	78,772
2,908	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Insurance)	687,880
3,634	RWE AG (Utilities)	134,407
2,105	Wacker Chemie AG (Materials)	305,271

		7,487,587

Hong Kong – 0.8%
900	Jardine Matheson Holdings Ltd. (Capital Goods)	47,250
55,500	Sun Hung Kai Properties Ltd. (Real Estate)	657,123

		704,373

Indonesia – 0.1%
67,300	First Resources Ltd. (Food, Beverage & Tobacco)	79,111

Ireland – 0.0%
4,331	Kenmare Resources PLC (Materials)	22,776

Italy – 1.2%
87,786	A2A SpA (Utilities)	111,711
5,554	ACEA SpA (Utilities)	82,333
3,828	BFF Bank SpA (Diversified Financials)(b)	25,761
12,147	Davide Campari-Milano NV (Food, Beverage & Tobacco)	128,147
56,005	Leonardo SpA (Capital Goods)	568,216
549	Reply SpA (Software & Services)	66,787
6,117	Snam SpA (Utilities)	32,092
11,902	Terna — Rete Elettrica Nazionale (Utilities)	93,576

		1,108,623

Japan – 25.4%
97,200	Acom Co. Ltd. (Diversified Financials)	227,062
2,900	Air Water, Inc. (Materials)	36,543

Common Stocks – (continued)
Japan – (continued)
7,600	ASKA Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	56,276
5,900	Central Japan Railway Co. (Transportation)	678,104
7,400	Citizen Watch Co. Ltd. (Technology Hardware & Equipment)	30,104
3,000	Coca-Cola Bottlers Japan Holdings, Inc. (Food, Beverage & Tobacco)	35,861
2,000	Daiwa House Industry Co. Ltd. (Real Estate)	46,774
120,200	Daiwa Securities Group, Inc. (Diversified Financials)	538,211
2,200	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	93,016
4,400	Fujikura Ltd. (Capital Goods)	24,924
2,900	Fujitsu Ltd. (Software & Services)	362,871
1,800	Fuyo General Lease Co. Ltd. (Diversified Financials)	102,141
3,100	G-Tekt Corp. (Automobiles & Components)	29,112
28,200	H2O Retailing Corp. (Retailing)	217,634
400	Hankyu Hanshin Holdings, Inc. (Transportation)	10,925
6,800	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	175,777
5,800	Inui Global Logistics Co. Ltd. (Commercial & Professional Services)	74,722
11,000	J Front Retailing Co. Ltd. (Retailing)	93,906
44,300	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	767,665
6,000	Kansai Electric Power Co., Inc. (The) (Utilities)	59,391
6,400	KDDI Corp. (Telecommunication Services)	201,820
5,100	Kissei Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	99,819
2,400	Kokuyo Co. Ltd. (Commercial & Professional Services)	30,408
7,600	Konami Group Corp. (Media & Entertainment)	421,052
2,800	Kurabo Industries Ltd. (Consumer Durables & Apparel)	40,082
1,500	Lawson, Inc. (Food & Staples Retailing)	49,921
8,700	Mandom Corp. (Household & Personal Products)	102,492
70,100	Marubeni Corp. (Capital Goods)	628,908
22,500	Mitsubishi Corp. (Capital Goods)	670,076
48,900	Mitsubishi Estate Co. Ltd. (Real Estate)	708,725
6,800	Mitsubishi Gas Chemical Co., Inc. (Materials)	98,368

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
135,500	Mitsubishi HC Capital, Inc. (Diversified Financials)	$625,383
8,100	Mitsubishi Pencil Co. Ltd. (Commercial & Professional Services)	87,663
1,800	Mitsubishi Research Institute, Inc. (Software & Services)	54,740
5,300	Mitsubishi Shokuhin Co. Ltd. (Food & Staples Retailing)	148,022
35,000	Mitsui & Co. Ltd. (Capital Goods)	769,109
35,100	Mitsui Fudosan Co. Ltd. (Real Estate)	754,118
17,500	MS&AD Insurance Group Holdings, Inc. (Insurance)	536,609
13,200	NEC Corp. (Software & Services)	515,024
27,600	NGK Insulators Ltd. (Capital Goods)	371,841
5,500	Nippon Express Holdings, Inc. (Transportation)	299,602
4,100	Nippon Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	17,333
17,400	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	499,957
2,600	Nippon Yusen KK (Transportation)	178,269
46,100	Nissan Motor Co. Ltd. (Automobiles & Components)	180,556
2,400	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	55,522
800	NS Solutions Corp. (Software & Services)	21,368
38,500	NTT Data Corp. (Software & Services)	534,104
6,700	Obayashi Corp. (Capital Goods)	48,731
40,400	ORIX Corp. (Diversified Financials)	677,098
15,800	Osaka Gas Co. Ltd. (Utilities)	302,811
9,000	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	321,270
15,600	Ricoh Co. Ltd. (Technology Hardware & Equipment)	121,792
1,900	Ricoh Leasing Co. Ltd. (Diversified Financials)	48,927
700	S Foods, Inc. (Food, Beverage & Tobacco)	16,136
76,400	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	602,716
1,700	Sanyo Electric Railway Co. Ltd. (Retailing)	27,143
5,900	Sato Holdings Corp. (Commercial & Professional Services)	81,248
6,900	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	468,181
5,800	Seiko Epson Corp. (Technology Hardware & Equipment)	82,052
13,000	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	663,500

Common Stocks – (continued)
Japan – (continued)
5,600	SoftBank Group Corp. (Telecommunication Services)	217,048
16,900	Sompo Holdings, Inc. (Insurance)	746,438
5,100	Square Enix Holdings Co. Ltd. (Media & Entertainment)	226,372
23,200	Subaru Corp. (Automobiles & Components)	410,372
51,700	Sumitomo Corp. (Capital Goods)	702,781
4,200	Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	33,731
400	Taisei Corp. (Capital Goods)	12,472
31,000	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	870,739
13,900	Takuma Co. Ltd. (Capital Goods)	136,270
13,200	Toho Gas Co. Ltd. (Utilities)	318,857
12,000	Tokai Corp. (Health Care Equipment & Services)	147,366
14,600	Tokio Marine Holdings, Inc. (Insurance)	851,355
8,900	Tokyo Century Corp. (Diversified Financials)	295,677
36,400	Tokyo Gas Co. Ltd. (Utilities)	754,355
200	Tokyu Corp. (Transportation)	2,361
22,800	TOPPAN, Inc. (Commercial & Professional Services)	380,394
41,900	Tosoh Corp. (Materials)	521,183
5,700	Toyota Motor Corp. (Automobiles & Components)	87,947
11,600	Toyota Tsusho Corp. (Capital Goods)	378,193
4,400	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	98,964

		23,016,390

Luxembourg – 0.6%
7,240	Eurofins Scientific SE (Pharmaceuticals, Biotechnology & Life Sciences)	571,802

Netherlands – 6.7%
305	Adyen NV (Software & Services)*(b)	440,156
559	ASM International NV (Semiconductors & Semiconductor Equipment)	139,083
3,207	ASML Holding NV (Semiconductors & Semiconductor Equipment)	1,515,109
786	ASR Nederland NV (Insurance)	31,689
5,572	Heineken Holding NV (Food, Beverage & Tobacco)	404,776
7,731	Heineken NV (Food, Beverage & Tobacco)	703,689
28,312	ING Groep NV (Banks)	278,919
27,886	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	725,846
4,798	OCI NV (Materials)	157,834

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
62,878	Shell PLC (Energy)	$1,631,530
511	Sligro Food Group NV (Food & Staples Retailing)*	9,666

		6,038,297

New Zealand – 0.1%
24,383	Spark New Zealand Ltd. (Telecommunication Services)	72,972

Norway – 2.4%
12,362	Aker BP ASA (Energy)	428,131
12,461	Aker BP ASA SDR (Energy)*	431,505
14,786	BW Offshore Ltd. (Energy)	40,081
30,532	Golden Ocean Group Ltd. (Transportation)	361,041
1,234	Kongsberg Gruppen ASA (Capital Goods)	44,381
4,506	Mowi ASA (Food, Beverage & Tobacco)	103,042
81,440	MPC Container Ships ASA (Transportation)	162,448
31,023	Odfjell Drilling Ltd. (Energy)*	73,182
19,476	Stolt-Nielsen Ltd. (Transportation)	412,714
21,290	Wallenius Wilhelmsen ASA (Transportation)	115,603

		2,172,128

Portugal – 0.3%
26,154	Galp Energia SGPS SA (Energy)	306,028

Singapore – 0.3%
89,800	Singapore Technologies Engineering Ltd. (Capital Goods)	264,355

South Africa – 0.9%
22,036	Anglo American PLC (Materials)	787,756

Spain – 0.3%
7,839	Bankinter SA (Banks)	49,032
3,443	Merlin Properties Socimi SA REIT (Real Estate)	33,343
8,576	Red Electrica Corp. SA (Utilities)	162,340

		244,715

Sweden – 4.5%
21,429	Atlas Copco AB, Class B (Capital Goods)	179,552
10,721	Boliden AB (Materials)	342,863
14,955	Epiroc AB, Class B (Capital Goods)	202,661
7,701	Getinge AB, Class B (Health Care Equipment & Services)	178,481
980	Industrivarden AB, Class A (Diversified Financials)	22,155
2,712	Investor AB, Class A (Diversified Financials)	48,845
43,186	Investor AB, Class B (Diversified Financials)	712,214

Common Stocks – (continued)
Sweden – (continued)
52,259	Skandinaviska Enskilda Banken AB, Class A (Banks)	514,847
51,677	SSAB AB, Class B (Materials)	214,730
6,332	Svenska Cellulosa AB SCA, Class B (Materials)	95,138
46,591	Swedbank AB, Class A (Banks)	590,895
6,358	Tele2 AB, Class B (Telecommunication Services)	72,499
58,983	Telia Co. AB (Telecommunication Services)	226,383
44,571	Volvo AB, Class B (Capital Goods)	693,498

		4,094,761

Switzerland – 5.6%
2,807	Baloise Holding AG (Insurance)	459,487
4	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	419,421
28	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	285,097
9,120	Cie Financiere Richemont SA (Consumer Durables & Apparel)	980,976
1,709	DKSH Holding AG (Commercial & Professional Services)	141,409
2,401	Julius Baer Group Ltd. (Diversified Financials)	111,382
2,690	Kuehne + Nagel International AG (Transportation)	639,151
1,584	Lonza Group AG (Pharmaceuticals, Biotechnology & Life Sciences)	846,074
1,167	Novartis AG (Pharmaceuticals, Biotechnology & Life Sciences)	98,939
1,237	Swatch Group AG (The) (Consumer Durables & Apparel)	55,193
59,597	UBS Group AG (Diversified Financials)	963,489
1,241	Valiant Holding AG (Banks)	109,178

		5,109,796

United Kingdom – 7.9%
9,553	3i Group PLC (Diversified Financials)	129,480
3,120	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	206,138
109,003	Aviva PLC (Insurance)	533,926
14,559	BAE Systems PLC (Capital Goods)	147,395
30,013	British American Tobacco PLC (Food, Beverage & Tobacco)	1,286,486
3,042	Clarkson PLC (Transportation)	111,061
14,068	Compass Group PLC (Consumer Services)	288,836
907	DCC PLC (Capital Goods)	56,430
29,104	Diageo PLC (Food, Beverage & Tobacco)	1,257,081
34,752	Imperial Brands PLC (Food, Beverage & Tobacco)	778,019

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
3,743	Inchcape PLC (Retailing)	$31,808
5,658	InterContinental Hotels Group PLC (Consumer Services)	300,711
74,894	M&G PLC (Diversified Financials)	177,553
106,362	Melrose Industries PLC (Capital Goods)	195,095
66,973	NatWest Group PLC (Banks)	178,266
8,859	Next PLC (Retailing)	632,890
5,170	Odfjell Technology Ltd. (Energy)*	10,708
36,311	SSE PLC (Utilities)	716,610
16,504	UK Commercial Property REIT Ltd. REIT (Real Estate)	15,085
7,712	Vodafone Group PLC ADR (Telecommunication Services)	120,153
688	Whitbread PLC (Consumer Services)	20,863

		7,194,594

United States – 4.3%
665	Ferguson PLC (Capital Goods)	74,495
31,504	GSK PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,371,369
8,394	Nestle SA (Food, Beverage & Tobacco)	981,030
2,177	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	727,771
57,480	Stellantis NV (Automobiles & Components)	713,600

		3,868,265

TOTAL COMMON STOCKS
(Cost $93,195,194)		$86,596,059

Shares	Description	Rate	Value

Preferred Stocks – 2.3%
Germany – 2.3%
4,700	Bayerische Motoren Werke AG (Automobiles & Components)	8.32%	$335,230
9,496	Henkel AG & Co. KGaA (Household & Personal Products)	3.06	587,619
8,714	Porsche Automobil Holding SE (Automobiles & Components)	3.89	579,577
4,963	Volkswagen AG (Automobiles & Components)	5.85	668,217

TOTAL PREFERRED STOCKS
(Cost $2,596,503)			$2,170,643

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $95,791,697)			$88,766,702

Shares	Dividend Rate		Value

Securities Lending Reinvestment Vehicle – 1.4%(c)
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,270,901	1.367%		$1,270,901
(Cost $1,270,901)

TOTAL INVESTMENTS – 99.5%
(Cost $97,062,598)			$90,037,603

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.5%			460,270

NET ASSETS – 100.0%			$90,497,873

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SDR	—Swedish Depositary Receipt

Sector	% of Total Market Value
Financials	16.8%
Industrials	16.4
Health Care	13.8
Consumer Staples	12.5
Consumer Discretionary	11.5
Materials	7.4
Information Technology	6.2
Utilities	4.0
Energy	3.9
Communication Services	3.1
Real Estate	3.0
Securities Lending Reinvestment Vehicle	1.4

TOTAL INVESTMENTS	100.0%

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	9	09/16/22	$327,990	$(5,597)
FTSE 100 Index	1	09/16/22	86,915	(573)
TOPIX Index	1	09/08/22	146,277	(4,358)

Total Futures Contracts				$(10,528)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Schedule of Investments

June 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 99.1%
Automobiles & Components – 1.3%
155,409	General Motors Co.*	$4,935,790

Banks – 6.5%
287,214	Bank of America Corp.	8,940,972
96,527	JPMorgan Chase & Co.	10,869,905
14,115	M&T Bank Corp.	2,249,790
54,621	Truist Financial Corp.	2,590,674

		24,651,341

Capital Goods – 6.3%
23,697	Caterpillar, Inc.	4,236,076
35,766	Eaton Corp. PLC	4,506,158
79,303	General Electric Co.	5,049,222
17,728	Illinois Tool Works, Inc.	3,230,928
28,346	L3Harris Technologies, Inc.	6,851,228

		23,873,612

Commercial & Professional Services – 0.7%
21,246	Waste Connections, Inc.	2,633,654

Consumer Services – 1.6%
23,839	McDonald’s Corp.	5,885,372

Diversified Financials – 6.5%
15,771	Berkshire Hathaway, Inc., Class B*	4,305,799
8,832	BlackRock, Inc.	5,379,041
80,141	Charles Schwab Corp. (The)	5,063,308
85,452	Morgan Stanley	6,499,479
23,997	Nasdaq, Inc.	3,660,503

		24,908,130

Energy – 7.1%
27,361	Chesapeake Energy Corp.	2,218,977
56,328	Chevron Corp.	8,155,168
82,293	ConocoPhillips	7,390,734
99,617	Devon Energy Corp.	5,489,893
36,730	Hess Corp.	3,891,176

		27,145,948

Food & Staples Retailing – 1.7%
53,762	Walmart, Inc.	6,536,384

Food, Beverage & Tobacco – 3.9%
51,632	Archer-Daniels-Midland Co.	4,006,643
61,724	Coca-Cola Co. (The)	3,883,057
15,543	Constellation Brands, Inc., Class A	3,622,452
46,136	General Mills, Inc.	3,480,961

		14,993,113

Health Care Equipment & Services – 8.7%
135,231	Boston Scientific Corp.*	5,040,059
47,088	Centene Corp.*	3,984,116
9,257	Cooper Cos., Inc. (The)	2,898,552
51,393	CVS Health Corp.	4,762,075
14,830	Humana, Inc.	6,941,478
51,774	Medtronic PLC	4,646,717
45,703	Zimmer Biomet Holdings, Inc.	4,801,557

		33,074,554

Common Stocks – (continued)
Household & Personal Products – 2.2%
52,960	Colgate-Palmolive Co.	4,244,215
29,357	Procter & Gamble Co. (The)	4,221,243

		8,465,458

Insurance – 4.9%
25,390	Chubb Ltd.	4,991,166
35,309	Globe Life, Inc.	3,441,568
83,997	MetLife, Inc.	5,274,172
42,562	Progressive Corp. (The)	4,948,684

		18,655,590

Materials – 5.3%
41,461	Ashland Global Holdings, Inc.	4,272,556
61,991	Ball Corp.	4,263,121
58,864	Freeport-McMoRan, Inc.	1,722,361
19,191	Linde PLC (United Kingdom)	5,517,988
15,197	Martin Marietta Materials, Inc.	4,547,550

		20,323,576

Media & Entertainment – 4.2%
1,733	Alphabet, Inc., Class A*	3,776,658
48,552	Comcast Corp., Class A	1,905,180
16,197	Electronic Arts, Inc.	1,970,365
34,927	Meta Platforms, Inc., Class A*	5,631,979
93,513	New York Times Co. (The), Class A	2,609,013

		15,893,195

Pharmaceuticals, Biotechnology & Life Sciences – 10.4%
4,190	Argenx SE ADR (Netherlands) *	1,587,507
50,574	AstraZeneca PLC ADR (United Kingdom)	3,341,424
88,930	Avantor, Inc.*	2,765,723
4,946	Biogen, Inc.*	1,008,687
125,629	Bristol-Myers Squibb Co.	9,673,433
60,686	Gilead Sciences, Inc.	3,751,002
85,176	Johnson & Johnson	15,119,592
13,089	Neurocrine Biosciences, Inc.*	1,275,916
6,201	Seagen, Inc.*	1,097,205

		39,620,489

Real Estate – 3.7%
19,075	Alexandria Real Estate Equities, Inc. REIT	2,766,447
14,702	American Tower Corp. REIT	3,757,684
17,550	AvalonBay Communities, Inc. REIT	3,409,088
27,040	Boston Properties, Inc. REIT	2,406,019
5,689	Public Storage REIT	1,778,780

		14,118,018

Retailing – 1.9%
61,601	Ross Stores, Inc.	4,326,238
21,721	Target Corp.	3,067,657

		7,393,895

Semiconductors & Semiconductor Equipment – 2.1%
8,946	KLA Corp.	2,854,489
32,899	ON Semiconductor Corp.*	1,655,149

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
15,726	Texas Instruments, Inc.	$2,416,300
19,500	Wolfspeed, Inc.*	1,237,275

		8,163,213

Software & Services – 7.1%
9,177	Adobe, Inc.*	3,359,332
57,231	Cognizant Technology Solutions Corp., Class A	3,862,520
46,389	Fidelity National Information Services, Inc.	4,252,480
46,635	International Business Machines Corp.	6,584,396
38,590	PayPal Holdings, Inc.*	2,695,125
37,167	Salesforce, Inc.*	6,134,042

		26,887,895

Technology Hardware & Equipment – 2.0%
128,125	Cisco Systems, Inc.	5,463,250
14,351	Keysight Technologies, Inc.*	1,978,285

		7,441,535

Telecommunication Services – 2.2%
398,175	AT&T, Inc.	8,345,748

Transportation – 2.9%
24,840	Norfolk Southern Corp.	5,645,883
11,503	Old Dominion Freight Line, Inc.	2,947,989
72,852	United Airlines Holdings, Inc.*	2,580,418

		11,174,290

Utilities – 5.9%
58,031	Ameren Corp.	5,243,681
21,922	Atmos Energy Corp.	2,457,456
36,722	CMS Energy Corp.	2,478,735
100,768	NextEra Energy, Inc.	7,805,490
62,012	Xcel Energy, Inc.	4,387,969

		22,373,331

TOTAL COMMON STOCKS
(Cost $344,515,073)		$377,494,131

Shares	Dividend Rate	Value

Investment Company – 0.7%(a)
Goldman Sachs Financial Square Government Fund — Institutional Shares
2,738,674	1.367%	$2,738,674
(Cost $2,738,674)

TOTAL INVESTMENTS – 99.8%
(Cost $347,253,747)		$380,232,805

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		784,304

NET ASSETS – 100.0%		$381,017,109

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP GROWTH FUND

Schedule of Investments

June 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 93.9%
Automobiles & Components – 1.3%
7,267	Aptiv PLC*	$647,272

Banks – 1.3%
4,459	First Republic Bank	642,988

Capital Goods – 10.7%
5,596	AMETEK, Inc.	614,944
25,209	AZEK Co., Inc. (The)*	421,999
4,213	Chart Industries, Inc.*	705,172
3,216	Cummins, Inc.	622,392
7,724	Fortive Corp.	420,031
6,693	ITT, Inc.	450,037
6,006	Rockwell Automation, Inc.	1,197,056
5,718	Trane Technologies PLC	742,597
3,251	Woodward, Inc.	300,685

		5,474,913

Commercial & Professional Services – 5.0%
11,270	CoStar Group, Inc.*	680,821
11,342	TransUnion	907,246
5,596	Verisk Analytics, Inc.	968,612

		2,556,679

Consumer Durables & Apparel – 2.1%
3,871	Lululemon Athletica, Inc.*	1,055,273

Consumer Services – 1.8%
9,465	Expedia Group, Inc.*	897,566

Diversified Financials – 2.6%
6,840	Ares Management Corp., Class A	388,922
1,249	MSCI, Inc.	514,775
8,167	TPG, Inc.(a)	195,273
3,779	Tradeweb Markets, Inc., Class A	257,917

		1,356,887

Energy – 3.8%
5,873	Cheniere Energy, Inc.	781,285
5,681	Devon Energy Corp.	313,080
1,913	Diamondback Energy, Inc.	231,760
3,564	Hess Corp.	377,570
4,423	Targa Resources Corp.	263,921

		1,967,616

Food, Beverage & Tobacco – 3.1%
9,112	McCormick & Co., Inc.	758,574
61,711	Utz Brands, Inc.	852,846

		1,611,420

Health Care Equipment & Services – 10.3%
1,025	Align Technology, Inc.*	242,587
4,384	AmerisourceBergen Corp.	620,248
15,040	Dexcom, Inc.*	1,120,931
2,660	IDEXX Laboratories, Inc.*	932,942
5,031	Insulet Corp.*	1,096,456
6,202	Veeva Systems, Inc., Class A*	1,228,244

		5,241,408

Common Stocks – (continued)
Materials – 3.4%
3,563	Ashland Global Holdings, Inc.	367,167
13,974	Ball Corp.	960,992
1,451	Martin Marietta Materials, Inc.	434,197

		1,762,356

Media & Entertainment – 3.5%
8,785	Live Nation Entertainment, Inc.*	725,465
18,481	Snap, Inc., Class A*	242,656
5,417	Twitter, Inc.*	202,542
46,705	Warner Bros Discovery, Inc.*	626,781

		1,797,444

Pharmaceuticals, Biotechnology & Life Sciences – 13.0%
2,843	Alnylam Pharmaceuticals, Inc.*	414,652
1,383	Argenx SE ADR (Netherlands) *	523,991
15,255	Avantor, Inc.*	474,431
1,396	Biogen, Inc.*	284,700
7,283	Catalent, Inc.*	781,393
831	Mettler-Toledo International, Inc.*	954,628
7,832	Neurocrine Biosciences, Inc.*	763,463
5,487	Sarepta Therapeutics, Inc.*	411,306
5,109	Seagen, Inc.*	903,986
3,703	West Pharmaceutical Services, Inc.	1,119,676

		6,632,226

Real Estate – 1.2%
4,748	Ryman Hospitality Properties, Inc. REIT*	360,990
795	SBA Communications Corp. REIT	254,440

		615,430

Retailing – 4.3%
2,693	Burlington Stores, Inc.*	366,867
12,038	Etsy, Inc.*	881,302
176	O’Reilly Automotive, Inc.*	111,190
1,337	RH*	283,792
1,396	Ulta Beauty, Inc.*	538,130

		2,181,281

Semiconductors & Semiconductor Equipment – 6.3%
3,111	Enphase Energy, Inc.*	607,392
7,121	Entegris, Inc.	656,058
8,466	Microchip Technology, Inc.	491,705
4,868	MKS Instruments, Inc.	499,603
12,498	ON Semiconductor Corp.*	628,774
5,540	Wolfspeed, Inc.*	351,513

		3,235,045

Software & Services – 14.7%
10,940	AppLovin Corp., Class A*(a)	376,774
3,051	Atlassian Corp. PLC, Class A*	571,757
6,242	Bill.com Holdings, Inc.*	686,245
11,366	Cadence Design Systems, Inc.*	1,705,241
5,667	Datadog, Inc., Class A*	539,725
16,732	Dynatrace, Inc.*	659,910
2,862	HubSpot, Inc.*	860,460

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
1,258	Palo Alto Networks, Inc.*	$621,377
2,170	Paycom Software, Inc.*	607,860
6,817	Qualtrics International, Inc., Class A*	85,281
5,288	Zscaler, Inc.*	790,609

		7,505,239

Technology Hardware & Equipment – 3.6%
12,588	Amphenol Corp., Class A	810,416
7,312	Keysight Technologies, Inc.*	1,007,959

		1,818,375

Transportation – 1.9%
2,628	Old Dominion Freight Line, Inc.	673,504
1,608	Saia, Inc.*	302,304

		975,808

TOTAL COMMON STOCKS
(Cost $46,995,331)		$47,975,226

Shares	Dividend Rate	Value

Investment Company – 6.5%(b)
Goldman Sachs Financial Square Government Fund — Institutional Shares
3,320,691	1.367%	3,320,691
(Cost $3,320,691)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $50,316,022)		$51,295,917

Securities Lending Reinvestment Vehicle – 0.9%(b)
Goldman Sachs Financial Square Government Fund — Institutional Shares
465,693	1.367%	$465,693
(Cost $465,693)

TOTAL INVESTMENTS – 101.3%
(Cost $50,781,715)		$51,761,610

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.3)%		(689,480)

NET ASSETS – 100.0%		$51,072,130

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Schedule of Investments

June 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 99.0%
Automobiles & Components – 1.0%
39,994	Aptiv PLC*	$3,562,266

Banks – 5.1%
104,695	Citizens Financial Group, Inc.	3,736,565
65,974	East West Bancorp, Inc.	4,275,115
21,160	First Republic Bank	3,051,272
33,725	M&T Bank Corp.	5,375,428
39,120	Pinnacle Financial Partners, Inc.	2,828,767

		19,267,147

Capital Goods – 12.9%
30,798	Allegion PLC	3,015,124
43,041	AMETEK, Inc.	4,729,775
19,152	Chart Industries, Inc.*	3,205,662
33,368	Cummins, Inc.	6,457,709
81,035	Fastenal Co.	4,045,267
78,866	Fortive Corp.	4,288,733
76,077	ITT, Inc.	5,115,417
19,288	L3Harris Technologies, Inc.	4,661,910
13,550	Rockwell Automation, Inc.	2,700,651
22,418	Trane Technologies PLC	2,911,426
6,863	TransDigm Group, Inc.*	3,683,166
39,635	Woodward, Inc.	3,665,841

		48,480,681

Consumer Durables & Apparel – 2.0%
49,819	Capri Holdings Ltd.*	2,043,077
7,158	Deckers Outdoor Corp.*	1,827,795
52,815	Lennar Corp., Class A	3,727,155

		7,598,027

Consumer Services – 2.2%
7,477	Domino’s Pizza, Inc.	2,913,861
27,160	Expedia Group, Inc.*	2,575,583
22,690	Yum! Brands, Inc.	2,575,542

		8,064,986

Diversified Financials – 3.8%
34,032	Apollo Global Management, Inc.	1,649,871
65,327	Carlyle Group, Inc. (The)	2,068,253
4,949	MSCI, Inc.	2,039,730
27,323	Nasdaq, Inc.	4,167,851
49,760	Raymond James Financial, Inc.	4,449,042

		14,374,747

Energy – 4.9%
116,257	Baker Hughes Co.	3,356,339
29,840	Cheniere Energy, Inc.	3,969,615
36,690	Chesapeake Energy Corp.	2,975,559
53,625	Devon Energy Corp.	2,955,274
15,660	Diamondback Energy, Inc.	1,897,209
144,158	Marathon Oil Corp.	3,240,672

		18,394,668

Food & Staples Retailing – 0.9%
69,585	Performance Food Group Co.*	3,199,518

Common Stocks – (continued)
Food, Beverage & Tobacco – 3.1%
89,779	Coca-Cola Europacific Partners PLC (United Kingdom)	4,633,494
29,446	Lamb Weston Holdings, Inc.	2,104,211
54,676	McCormick & Co., Inc.	4,551,777
17,185	Utz Brands, Inc.	237,497

		11,526,979

Health Care Equipment & Services – 6.0%
36,157	AmerisourceBergen Corp.	5,115,492
58,903	Centene Corp.*	4,983,783
14,107	Cooper Cos., Inc. (The)	4,417,184
16,797	Quest Diagnostics, Inc.	2,233,665
54,068	Zimmer Biomet Holdings, Inc.	5,680,384

		22,430,508

Insurance – 7.7%
35,258	Allstate Corp. (The)	4,468,246
17,148	American Financial Group, Inc.	2,380,314
98,501	Arch Capital Group Ltd.*	4,480,811
23,556	Arthur J Gallagher & Co.	3,840,570
49,799	Globe Life, Inc.	4,853,909
1,220	Markel Corp.*	1,577,765
79,872	Principal Financial Group, Inc.	5,334,651
57,614	Unum Group	1,960,028

		28,896,294

Materials – 7.4%
76,020	Allegheny Technologies, Inc.*	1,726,414
44,357	Ashland Global Holdings, Inc.	4,570,989
94,557	Ball Corp.	6,502,685
63,237	Corteva, Inc.	3,423,651
13,862	Martin Marietta Materials, Inc.	4,148,065
26,328	PPG Industries, Inc.	3,010,344
68,395	Steel Dynamics, Inc.	4,524,329

		27,906,477

Media & Entertainment – 2.5%
33,303	Electronic Arts, Inc.	4,051,310
33,435	Live Nation Entertainment, Inc.*	2,761,062
198,364	Warner Bros Discovery, Inc.*	2,662,045

		9,474,417

Pharmaceuticals, Biotechnology & Life Sciences – 2.7%
5,309	Argenx SE ADR (Netherlands) *	2,011,474
10,183	Biogen, Inc.*	2,076,721
41,891	Catalent, Inc.*	4,494,486
13,767	Neurocrine Biosciences, Inc.*	1,342,007

		9,924,688

Real Estate – 10.9%
35,790	Alexandria Real Estate Equities, Inc. REIT	5,190,624
90,001	Americold Realty Trust, Inc. REIT	2,703,630
31,985	AvalonBay Communities, Inc. REIT	6,213,086
42,744	CubeSmart REIT	1,826,024
32,394	Duke Realty Corp. REIT	1,780,050

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
44,263	Equity LifeStyle Properties, Inc. REIT	$3,119,214
28,308	Equity Residential REIT	2,044,404
13,286	Essex Property Trust, Inc. REIT	3,474,422
104,405	Healthpeak Properties, Inc. REIT	2,705,134
80,623	Invitation Homes, Inc. REIT	2,868,566
44,666	Regency Centers Corp. REIT	2,649,140
70,461	Ventas, Inc. REIT	3,623,809
86,399	VICI Properties, Inc. REIT	2,573,826

		40,771,929

Retailing – 2.7%
49,539	Academy Sports & Outdoors, Inc.	1,760,616
12,607	Burlington Stores, Inc.*	1,717,452
30,667	Etsy, Inc.*	2,245,131
4,459	O’Reilly Automotive, Inc.*	2,817,018
8,271	RH*	1,755,602

		10,295,819

Semiconductors & Semiconductor Equipment – 2.3%
36,069	MKS Instruments, Inc.	3,701,761
100,667	ON Semiconductor Corp.*	5,064,557

		8,766,318

Software & Services – 3.5%
14,304	Bill.com Holdings, Inc.*	1,572,582
22,579	Cadence Design Systems, Inc.*	3,387,527
67,411	Dynatrace, Inc.*	2,658,690
4,998	EPAM Systems, Inc.*	1,473,311
36,386	Global Payments, Inc.	4,025,747

		13,117,857

Technology Hardware & Equipment – 5.2%
80,094	Juniper Networks, Inc.	2,282,679
28,358	Keysight Technologies, Inc.*	3,909,150
29,205	Motorola Solutions, Inc.	6,121,368
310,199	Viavi Solutions, Inc.*	4,103,933
139,329	Vontier Corp.	3,203,174

		19,620,304

Transportation – 2.1%
48,541	Knight-Swift Transportation Holdings, Inc.	2,246,963
8,976	Old Dominion Freight Line, Inc.	2,300,369
8,399	Saia, Inc.*	1,579,012
48,029	United Airlines Holdings, Inc.*	1,701,187

		7,827,531

Utilities – 10.1%
273,540	AES Corp. (The)	5,747,075
69,467	Ameren Corp.	6,277,038
18,171	American Water Works Co., Inc.	2,703,300
70,272	CMS Energy Corp.	4,743,360
41,120	NextEra Energy Partners LP	3,049,459
77,997	Public Service Enterprise Group, Inc.	4,935,650

Common Stocks – (continued)
Utilities – (continued)
40,445	WEC Energy Group, Inc.	4,070,385
91,171	Xcel Energy, Inc.	6,451,260

		37,977,527

TOTAL COMMON STOCKS
(Cost $342,309,738)		$371,478,688

Shares	Dividend Rate	Value

Investment Company – 0.4%(a)
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,408,277	1.367%	$1,408,277
(Cost $1,408,277)

TOTAL INVESTMENTS – 99.4%
(Cost $343,718,015)		$372,886,965

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		2,267,416

NET ASSETS – 100.0%		$375,154,381

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

June 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 97.5%
Automobiles & Components – 0.3%
1,321	Fisker, Inc.*	$11,321
17,530	Goodyear Tire & Rubber Co. (The)*	187,746
1,542	Holley, Inc.*	16,191
9,301	Luminar Technologies, Inc.*	55,155

		270,413

Banks – 10.6%
3,587	1st Source Corp.	162,850
7,058	Ameris Bancorp	283,590
15,821	Bancorp, Inc. (The)*	308,826
887	BayCom Corp.	18,343
1,042	Berkshire Hills Bancorp, Inc.	25,810
6,460	Business First Bancshares, Inc.	137,663
8,711	Cadence Bank	204,534
6,126	Capital Bancorp, Inc.	132,934
4,022	Capital City Bank Group, Inc.	112,174
40,573	Capitol Federal Financial, Inc.	372,460
1,394	Capstar Financial Holdings, Inc.	27,350
24,607	Central Pacific Financial Corp.	527,820
22,372	Columbia Banking System, Inc.	640,958
5,490	Community Bank System, Inc.	347,407
13,921	CrossFirst Bankshares, Inc.*	183,757
300	Eagle Bancorp, Inc.	14,223
409	Essent Group Ltd.	15,910
6,489	First Bancorp, Inc. (The)	195,514
4,360	First Bancshares, Inc. (The)	124,696
9,435	First Financial Bancorp	183,039
15,230	First Financial Bankshares, Inc.	598,082
2,216	FVCBankcorp, Inc.*	41,727
1,515	Great Southern Bancorp, Inc.	88,718
8,614	Guaranty Bancshares, Inc.	312,257
9,350	Hancock Whitney Corp.	414,486
19,820	Hanmi Financial Corp.	444,761
491	HarborOne Bancorp, Inc.	6,771
4,370	Home Bancorp, Inc.	149,148
2,425	HomeTrust Bancshares, Inc.	60,625
44,979	Hope Bancorp, Inc.	622,509
5,271	Independent Bank Corp.	101,625
17,321	International Bancshares Corp.	694,226
14,370	Macatawa Bank Corp.	127,031
13,190	Merchants Bancorp	299,017
5,074	Metrocity Bankshares, Inc.	103,053
1,488	Northeast Bank	54,357
16,498	OFG Bancorp (Puerto Rico)	419,049
10,260	Origin Bancorp, Inc.	398,088
3,076	PCB Bancorp	57,460
1,459	PCSB Financial Corp.	27,852
1,697	Peoples Financial Services Corp.	94,760
2,574	Sierra Bancorp	55,933
698	Silvergate Capital Corp., Class A*	37,364
387	South Plains Financial, Inc.	9,342
3,783	Southern First Bancshares, Inc.*	164,901
254	Texas Capital Bancshares, Inc.*	13,371
4,617	Towne Bank	125,352

Common Stocks – (continued)
Banks – (continued)
8,477	TrustCo Bank Corp.	261,431
22,150	Trustmark Corp.	646,559
550	UMB Financial Corp.	47,355
18,355	United Community Banks, Inc.	554,137

		11,051,205

Capital Goods – 8.5%
1,167	AAR Corp.*	48,827
5,452	Applied Industrial Technologies, Inc.	524,319
5,377	Arcosa, Inc.	249,654
4,097	Argan, Inc.	152,900
4,427	Atkore, Inc.*	367,485
18	AZZ, Inc.	735
4,479	Bloom Energy Corp., Class A*	73,903
637	CIRCOR International, Inc.*	10,440
8,096	Columbus McKinnon Corp.	229,684
1,914	Douglas Dynamics, Inc.	55,008
3,155	Dycom Industries, Inc.*	293,541
6,464	Encore Wire Corp.	671,739
21,999	Fluor Corp.*	535,456
9,287	FTC Solar, Inc.*(a)	33,619
13,053	FuelCell Energy, Inc.*	48,949
1,097	Gibraltar Industries, Inc.*	42,509
2,354	GMS, Inc.*	104,753
3,827	GrafTech International Ltd.	27,057
10,434	H&E Equipment Services, Inc.	302,273
3,030	Herc Holdings, Inc.	273,154
2,411	Hudson Technologies, Inc.*	18,107
3,576	Janus International Group, Inc.*	32,291
742	John Bean Technologies Corp.	81,932
26,657	Kennametal, Inc.	619,242
2,776	Kratos Defense & Security Solutions, Inc.*	38,531
1,879	McGrath RentCorp	142,804
18,851	Microvast Holdings, Inc.*	41,849
4,602	Miller Industries, Inc.	104,327
31,558	MRC Global, Inc.*	314,318
14,153	Mueller Industries, Inc.	754,213
3,818	Nikola Corp.*(a)	18,174
10,168	NOW, Inc.*	99,443
426	Powell Industries, Inc.	9,956
14,539	Primoris Services Corp.	316,369
1,502	Rush Enterprises, Inc., Class A	72,396
6,134	Shoals Technologies Group, Inc., Class A*	101,088
601	Shyft Group, Inc. (The)	11,173
3,838	Stem, Inc.*	27,480
9,331	Sterling Infrastructure, Inc.*	204,536
20,774	Terex Corp.	568,584
8,538	Thermon Group Holdings, Inc.*	119,959
5,049	Titan International, Inc.*	76,240
8,285	Titan Machinery, Inc.*	185,667
8,771	Tutor Perini Corp.*	77,009
5,111	UFP Industries, Inc.	348,264

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Capital Goods – (continued)
7,039	V2X, Inc.*	$235,525
2,207	Virgin Galactic Holdings, Inc.*	13,286
12,812	Wabash National Corp.	173,987

		8,852,755

Commercial & Professional Services – 1.7%
6,987	BrightView Holdings, Inc.*	83,844
2,081	Casella Waste Systems, Inc., Class A*	151,247
16,635	Ennis, Inc.	336,526
1,538	Forrester Research, Inc.*	73,578
655	Franklin Covey Co.*	30,248
3,319	Healthcare Services Group, Inc.	57,784
21,628	Heritage-Crystal Clean, Inc.*	583,091
547	Insperity, Inc.	54,607
7,322	Matthews International Corp., Class A	209,922
21,722	Pitney Bowes, Inc.	78,633
855	TriNet Group, Inc.*	66,365
512	UniFirst Corp.	88,156

		1,814,001

Consumer Durables & Apparel – 1.8%
6,008	Allbirds, Inc., Class A*	23,611
157	Cavco Industries, Inc.*	30,770
4,353	Crocs, Inc.*	211,861
3,070	Dream Finders Homes, Inc., Class A*	32,665
6,137	Fossil Group, Inc.*	31,728
1,050	G-III Apparel Group Ltd.*	21,242
8,855	Green Brick Partners, Inc.*	173,292
1,963	Installed Building Products, Inc.	163,243
9,662	Latham Group, Inc.*	66,958
1,902	Legacy Housing Corp.*	24,821
1,839	LGI Homes, Inc.*	159,809
9,305	M/I Homes, Inc.*	369,036
804	Meritage Homes Corp.*	58,290
2,959	Movado Group, Inc.	91,522
1,861	Skyline Champion Corp.*	88,249
8,491	Smith & Wesson Brands, Inc.	111,487
1,687	Solo Brands, Inc., Class A*	6,849
4,931	Steven Madden Ltd.	158,828

		1,824,261

Consumer Services – 2.7%
1,202	Biglari Holdings, Inc., Class B*	147,485
11,245	Chuy’s Holdings, Inc.*	224,000
12,213	Dave & Buster’s Entertainment, Inc.*	400,342
3,034	Duolingo, Inc.*(a)	265,627
1,470	Everi Holdings, Inc.*	23,976
52	Graham Holdings Co., Class B	29,476
9,123	Hilton Grand Vacations, Inc.*	325,965
19,153	International Game Technology PLC	355,480
337	RCI Hospitality Holdings, Inc.	16,297
16,875	Red Rock Resorts, Inc., Class A	562,950
455	Shake Shack, Inc., Class A*	17,963
11,556	Stride, Inc.*	471,369

		2,840,930

Common Stocks – (continued)
Diversified Financials – 3.8%
2,422	A-Mark Precious Metals, Inc.	78,109
1,293	Arbor Realty Trust, Inc. REIT	16,951
202	Atlanticus Holdings Corp.*	7,104
21,442	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	284,535
1,838	BrightSpire Capital, Inc. REIT	13,877
59,310	Chimera Investment Corp. REIT	523,114
11,845	Dynex Capital, Inc. REIT	188,572
8,711	FirstCash Holdings, Inc.	605,502
5,223	Focus Financial Partners, Inc., Class A*	177,895
1,621	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	61,371
1,388	Houlihan Lokey, Inc.	109,555
14,245	Invesco Mortgage Capital, Inc. REIT	209,117
11,730	Moelis & Co., Class A	461,576
251	Nelnet, Inc., Class A	21,398
2,380	Nexpoint Real Estate Finance, Inc. REIT	48,243
990	Oportun Financial Corp.*	8,187
13,163	Oppenheimer Holdings, Inc., Class A	434,906
5,338	Regional Management Corp.	199,481
26,629	TPG RE Finance Trust, Inc. REIT	239,927
18,983	Two Harbors Investment Corp. REIT	94,535
836	Virtus Investment Partners, Inc.	142,973

		3,926,928

Energy – 4.6%
2,093	Callon Petroleum Co.*	82,046
25,342	Centennial Resource Development, Inc., Class A*	151,545
10,838	CNX Resources Corp.*	178,394
2,741	Comstock Resources, Inc.*	33,111
1,132	CONSOL Energy, Inc.*	55,898
8,466	Delek US Holdings, Inc.*	218,761
6,325	Dorian LPG Ltd.	96,140
35,180	Equitrans Midstream Corp.	223,745
3,052	Frontline Ltd. (Norway) *	27,041
17,157	Golar LNG Ltd. (Cameroon) *	390,322
34,706	Helix Energy Solutions Group, Inc.*	107,589
1,443	HighPeak Energy, Inc.(a)	36,970
27,723	Kosmos Energy Ltd. (Ghana) *	171,605
9,290	Liberty Energy, Inc.*	118,540
24,579	Magnolia Oil & Gas Corp., Class A	515,913
2,436	Matador Resources Co.(b)	113,493
13,857	Murphy Oil Corp.	418,343
1,893	Oceaneering International, Inc.*	20,217
26,340	Oil States International, Inc.*	142,763
6,062	PBF Energy, Inc., Class A*	175,919
1,703	Ranger Oil Corp., Class A*	55,978
1,040	REX American Resources Corp.*	88,192
23,597	RPC, Inc.*	163,055
6,798	SandRidge Energy, Inc.*	106,525
6,800	Scorpio Tankers, Inc. (Monaco)	234,668

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
17,942	SM Energy Co.	$613,437
13,192	Teekay Corp. (Bermuda) *	37,993
991	Teekay Tankers Ltd., Class A (Bermuda) *	17,471
29,343	Tellurian, Inc.*	87,442
14,316	TETRA Technologies, Inc.*	58,123
960	World Fuel Services Corp.	19,642

		4,760,881

Food & Staples Retailing – 0.8%
5,873	Chefs’ Warehouse, Inc. (The)*	228,401
4,755	Ingles Markets, Inc., Class A	412,496
1,537	PriceSmart, Inc.	110,096
700	Weis Markets, Inc.	52,178

		803,171

Food, Beverage & Tobacco – 1.9%
635	B&G Foods, Inc.	15,100
797	Beyond Meat, Inc.*	19,080
2,727	BRC, Inc., Class A*(a)	22,252
8,522	Cal-Maine Foods, Inc.	421,072
1,151	Coca-Cola Consolidated, Inc.	649,049
1,892	National Beverage Corp.	92,595
3,323	Sanderson Farms, Inc.	716,206
1,052	Utz Brands, Inc.	14,539

		1,949,893

Health Care Equipment & Services – 7.1%
569	Addus HomeCare Corp.*	47,386
4,821	AMN Healthcare Services, Inc.*	528,912
2,649	AngioDynamics, Inc.*	51,258
179	Apollo Medical Holdings, Inc.*	6,908
4,425	Artivion, Inc.*	83,544
23,025	Avanos Medical, Inc.*	629,503
3,276	Aveanna Healthcare Holdings, Inc.*	7,404
2,593	Axonics, Inc.*	146,945
81,252	Brookdale Senior Living, Inc.*	368,884
52,150	Cano Health, Inc.*	228,417
1,236	Cardiovascular Systems, Inc.*	17,749
963	Castle Biosciences, Inc.*	21,138
3,941	Cerus Corp.*	20,848
22,682	Community Health Systems, Inc.*	85,058
300	CorVel Corp.*	44,181
11,400	Cross Country Healthcare, Inc.*	237,462
6,445	Evolent Health, Inc., Class A*	197,926
1,175	Glaukos Corp.*	53,369
25,152	Hanger, Inc.*	360,177
331	Inari Medical, Inc.*	22,505
3,275	Inspire Medical Systems, Inc.*	598,244
202	iRadimed Corp.	6,856
2,349	Joint Corp. (The)*	35,963
1,813	Lantheus Holdings, Inc.*	119,712
5,655	LeMaitre Vascular, Inc.	257,585
3,587	LivaNova PLC*	224,080
257	Merit Medical Systems, Inc.*	13,947

Common Stocks – (continued)
Health Care Equipment & Services – (continued)
363	National Research Corp.	13,896
8,497	Neogen Corp.*(a)	204,693
5,298	NextGen Healthcare, Inc.*	92,397
11,175	Nutex Health, Inc.*(a)	36,039
3,800	OPKO Health, Inc.*	9,614
1,194	Option Care Health, Inc.*	33,181
1,481	Owens & Minor, Inc.	46,577
23,320	Patterson Cos., Inc.	706,596
972	Pennant Group, Inc. (The)*	12,451
1,868	Phreesia, Inc.*	46,719
3,854	Pulmonx Corp.*	56,731
10,386	Schrodinger, Inc.*	274,294
16,843	Select Medical Holdings Corp.	397,832
1,686	Shockwave Medical, Inc.*	322,313
2,200	Simulations Plus, Inc.	108,526
2,023	STAAR Surgical Co.*	143,491
1,599	Surgery Partners, Inc.*	46,243
6,678	Surmodics, Inc.*	248,622
2,273	Utah Medical Products, Inc.	195,251

		7,411,427

Household & Personal Products – 1.1%
18,582	Energizer Holdings, Inc.	526,800
2,987	WD-40 Co.	601,462

		1,128,262

Insurance – 4.3%
14,631	American Equity Investment Life Holding Co.	535,056
11,577	AMERISAFE, Inc.	602,120
15,163	Argo Group International Holdings Ltd.	558,908
11,368	BRP Group, Inc., Class A*	274,537
11,613	Crawford & Co., Class A	90,581
13,429	Employers Holdings, Inc.	562,541
56,651	Genworth Financial, Inc., Class A*	199,978
7,713	Goosehead Insurance, Inc., Class A	352,253
887	Investors Title Co.	139,161
348	Kinsale Capital Group, Inc.	79,915
170	National Western Life Group, Inc., Class A	34,459
5,894	Palomar Holdings, Inc.*	379,574
3,316	ProAssurance Corp.	78,357
11,687	Stewart Information Services Corp.	581,428

		4,468,868

Materials – 4.2%
5,620	5E Advanced Materials, Inc.*	68,451
3,698	Alpha Metallurgical Resources, Inc.	477,523
2,922	American Vanguard Corp.	65,307
4,133	Avient Corp.	165,651
24,089	Century Aluminum Co.*	177,536
566	Clearwater Paper Corp.*	19,034
9,356	Diversey Holdings Ltd.*	61,750
14,532	FutureFuel Corp.	105,793

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
948	Ingevity Corp.*	$59,857
6,587	Innospec, Inc.	630,969
1,790	Intrepid Potash, Inc.*	81,069
5,424	Livent Corp.*	123,070
7,407	LSB Industries, Inc.*	102,661
4,858	Minerals Technologies, Inc.	297,990
3,101	Novagold Resources, Inc. (Canada) *	14,916
2,504	Pactiv Evergreen, Inc.	24,940
2,502	Piedmont Lithium, Inc.*	91,098
13,840	Ramaco Resources, Inc.	181,996
8,204	Ryerson Holding Corp.	174,663
1,110	Sensient Technologies Corp.	89,422
9,802	Summit Materials, Inc., Class A*	228,288
36,656	SunCoke Energy, Inc.	249,627
370	TimkenSteel Corp.*	6,923
14,479	Tronox Holdings PLC, Class A	243,247
857	United States Lime & Minerals, Inc.	90,499
18,769	Warrior Met Coal, Inc.	574,519

		4,406,799

Media & Entertainment – 2.9%
13,375	Audacy, Inc.*	12,602
7,054	Bumble, Inc., Class A*	198,570
14,814	Cargurus, Inc.*	318,353
35,171	Cinemark Holdings, Inc.*	528,268
29,161	Clear Channel Outdoor Holdings, Inc.*	31,202
130	Daily Journal Corp.*	33,644
2,473	DHI Group, Inc.*	12,291
16,206	Eventbrite, Inc., Class A*	166,436
29,989	EW Scripps Co. (The), Class A*	373,963
5,690	fuboTV, Inc.*(a)	14,054
1,367	Gray Television, Inc.	23,089
23,953	IMAX Corp.*	404,566
8,189	PubMatic, Inc., Class A*	130,123
3,393	QuinStreet, Inc.*	34,134
3,222	Scholastic Corp.	115,895
4,697	TechTarget, Inc.*	308,687
14,074	Vimeo, Inc.*	84,725
4,955	WideOpenWest, Inc.*	90,231
9,590	ZipRecruiter, Inc., Class A*	142,124

		3,022,957

Pharmaceuticals, Biotechnology & Life Sciences – 11.7%
12,451	ACADIA Pharmaceuticals, Inc.*	175,435
3,282	Adaptive Biotechnologies Corp.*	26,551
4,299	Alector, Inc.*	43,678
28,093	Alkermes PLC*	836,890
978	Allogene Therapeutics, Inc.*	11,149
7,471	ALX Oncology Holdings, Inc.*	60,440
34,270	Amicus Therapeutics, Inc.*	368,060
31,655	Amneal Pharmaceuticals, Inc.*	100,663
14,431	Amphastar Pharmaceuticals, Inc.*	502,054
1,309	Anika Therapeutics, Inc.*	29,217
1,064	Apellis Pharmaceuticals, Inc.*	48,114

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
16,484	Arbutus Biopharma Corp.*	44,672
1,972	Arcturus Therapeutics Holdings, Inc.*	31,039
13,219	Arcus Biosciences, Inc.*	334,969
11,533	Arrowhead Pharmaceuticals, Inc.*	406,077
8,196	Arvinas, Inc.*	344,970
22,169	Aurinia Pharmaceuticals, Inc. (Canada) *(a)	222,798
1,361	Avid Bioservices, Inc.*	20,769
1,108	Avidity Biosciences, Inc.*	16,099
3,309	Beam Therapeutics, Inc.*(a)	128,091
9,578	BioCryst Pharmaceuticals, Inc.*	101,335
3,837	Bluebird Bio, Inc.*	15,885
4,338	Blueprint Medicines Corp.*	219,112
7,150	Bridgebio Pharma, Inc.*	64,922
518	CareDx, Inc.*	11,127
48,041	Catalyst Pharmaceuticals, Inc.*	336,767
3,071	ChemoCentryx, Inc.*	76,099
33,797	Codexis, Inc.*	353,517
1,390	Cogent Biosciences, Inc.*	12,538
5,270	CTI BioPharma Corp.*	31,462
1,908	Cullinan Oncology, Inc.*	24,461
1,389	Day One Biopharmaceuticals, Inc.*	24,863
5,790	Denali Therapeutics, Inc.*	170,400
1,331	Design Therapeutics, Inc.*	18,634
17,702	Dynavax Technologies Corp.*	222,868
7,204	Eagle Pharmaceuticals, Inc.*	320,074
20,538	Endo International PLC*	9,565
24,731	Erasca, Inc.*(a)	137,752
11,292	Fate Therapeutics, Inc.*	279,816
3,395	Global Blood Therapeutics, Inc.*	108,470
8,207	Gossamer Bio, Inc.*	68,693
24,533	Heron Therapeutics, Inc.*	68,447
991	IGM Biosciences, Inc.*	17,868
5,036	Innoviva, Inc.*	74,331
4,449	Inotiv, Inc.*	42,710
7,997	Insmed, Inc.*	157,701
3,254	Instil Bio, Inc.*	15,033
1,799	Intellia Therapeutics, Inc.*	93,116
4,295	Intercept Pharmaceuticals, Inc.*(a)	59,314
2,220	Intra-Cellular Therapies, Inc.*	126,718
5,972	iTeos Therapeutics, Inc.*	123,023
12,153	IVERIC bio, Inc.*	116,912
10,494	KalVista Pharmaceuticals, Inc.*	103,261
244	Karuna Therapeutics, Inc.*	30,868
3,593	Keros Therapeutics, Inc.*	99,275
9,109	Kezar Life Sciences, Inc.*	75,331
4,285	Kodiak Sciences, Inc.*	32,737
4,196	Kronos Bio, Inc.*	15,273
1,800	Kura Oncology, Inc.*	32,994
592	Madrigal Pharmaceuticals, Inc.*	42,375
23,207	MannKind Corp.*	88,419
5,691	Medpace Holdings, Inc.*	851,772
8,952	MeiraGTx Holdings PLC*	67,767
5,923	NGM Biopharmaceuticals, Inc.*	75,933

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
2,567	Nkarta, Inc.*(a)	$31,625
36,595	Organogenesis Holdings, Inc.*	178,584
1,436	Pacific Biosciences of California, Inc.*	6,347
1,547	Phathom Pharmaceuticals, Inc.*(a)	13,057
27,193	Phibro Animal Health Corp., Class A	520,202
5,380	Point Biopharma Global, Inc.*(a)	36,638
10,444	Prestige Consumer Healthcare, Inc.*	614,107
2,321	Protagonist Therapeutics, Inc.*	18,359
7,497	Prothena Corp. PLC (Ireland) *	203,544
4,598	PTC Therapeutics, Inc.*	184,196
4,507	Radius Health, Inc.*	46,738
2,871	Rallybio Corp.*	21,676
572	REVOLUTION Medicines, Inc.*	11,148
11,963	Seres Therapeutics, Inc.*	41,033
853	SpringWorks Therapeutics, Inc.*	21,001
1,588	Supernus Pharmaceuticals, Inc.*	45,925
20,753	Sutro Biopharma, Inc.*	108,123
11,407	Travere Therapeutics, Inc.*	276,392
1,170	Tricida, Inc.*	11,326
388	Twist Bioscience Corp.*	13,564
41,140	Vanda Pharmaceuticals, Inc.*	448,426
5,163	Vir Biotechnology, Inc.*	131,502
12,053	Xencor, Inc.*	329,891
2,481	Zentalis Pharmaceuticals, Inc.*	69,716

		12,154,393

Real Estate – 6.8%
29,107	Alexander & Baldwin, Inc. REIT	522,471
14,277	Apple Hospitality REIT, Inc. REIT	209,444
22,189	Armada Hoffler Properties, Inc. REIT	284,907
35,224	Chatham Lodging Trust REIT*	368,091
28,057	City Office REIT, Inc. REIT	363,338
544	Community Healthcare Trust, Inc. REIT	19,698
27,064	DiamondRock Hospitality Co. REIT*	222,195
8,732	Empire State Realty Trust, Inc., Class A REIT	61,386
12,276	Essential Properties Realty Trust, Inc. REIT	263,811
27,550	Franklin Street Properties Corp. REIT	114,883
26,039	Global Medical REIT, Inc. REIT	292,418
5,374	Healthcare Realty Trust, Inc. REIT	146,173
15,492	Macerich Co. (The) REIT	134,935
4,747	Newmark Group, Inc., Class A	45,903
9,664	NexPoint Residential Trust, Inc. REIT	604,097
33,890	Outfront Media, Inc. REIT	574,436
910	Pebblebrook Hotel Trust REIT	15,079
45,515	RLJ Lodging Trust REIT	502,030
1,076	Saul Centers, Inc. REIT	50,690
21,283	SITE Centers Corp. REIT	286,682
12,257	St Joe Co. (The)	484,887
17,274	STAG Industrial, Inc. REIT	533,421
8,122	Tanger Factory Outlet Centers, Inc. REIT	115,495

Common Stocks – (continued)
Real Estate – (continued)
11,185	Terreno Realty Corp. REIT	623,340
3,320	Universal Health Realty Income Trust REIT	176,657
1,150	Xenia Hotels & Resorts, Inc. REIT*	16,710

		7,033,177

Retailing – 4.0%
1,218	Aaron’s Co., Inc. (The)	17,722
25,650	aka Brands Holding Corp.*	70,794
7,752	Arko Corp.	63,256
1,995	Asbury Automotive Group, Inc.*	337,833
5,130	Boot Barn Holdings, Inc.*	353,508
12,904	Buckle, Inc. (The)	357,312
2,605	Build-A-Bear Workshop, Inc.	42,774
15,075	CarParts.com, Inc.*	104,620
3,455	EVgo, Inc.*(a)	20,765
4,635	Group 1 Automotive, Inc.	787,023
6,196	Liquidity Services, Inc.*	83,274
3,472	Lulu’s Fashion Lounge Holdings, Inc.*	37,671
318	MarineMax, Inc.*	11,486
3,497	Murphy USA, Inc.	814,346
305	Overstock.com, Inc.*	7,628
3,224	PetMed Express, Inc.	64,158
1,933	Poshmark, Inc., Class A*	19,543
8,670	Rent-A-Center, Inc.	168,632
7,203	Revolve Group, Inc.*	186,630
2,901	Sally Beauty Holdings, Inc.*	34,580
2,309	Shoe Carnival, Inc.	49,897
9,709	Sonic Automotive, Inc., Class A	355,641
3,650	TravelCenters of America, Inc.*	125,816
8,861	Volta, Inc.*(a)	11,519
3,233	Warby Parker, Inc., Class A*(a)	36,404

		4,162,832

Semiconductors & Semiconductor Equipment – 3.4%
763	Ambarella, Inc.*	49,946
2,192	Amkor Technology, Inc.	37,154
8,572	Axcelis Technologies, Inc.*	470,089
2,258	AXT, Inc.*	13,232
9,418	Cohu, Inc.*	261,350
300	CyberOptics Corp.*	10,482
8,990	Diodes, Inc.*	580,484
5,613	FormFactor, Inc.*	217,392
3,290	Kulicke & Soffa Industries, Inc. (Singapore)	140,845
13,534	MaxLinear, Inc.*	459,885
709	PDF Solutions, Inc.*	15,251
9,633	Power Integrations, Inc.	722,571
4,570	Semtech Corp.*	251,213
341	SiTime Corp.*	55,593
2,855	Ultra Clean Holdings, Inc.*	84,993
5,471	Veeco Instruments, Inc.*	106,137

		3,476,617

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Software & Services – 8.6%
11,851	A10 Networks, Inc.	$170,417
15,558	ACI Worldwide, Inc.*	402,797
4,215	Alarm.com Holdings, Inc.*	260,740
3,577	Altair Engineering, Inc., Class A*	187,793
6,250	American Software, Inc., Class A	101,000
6,502	Amplitude, Inc., Class A*	92,914
9,471	Asana, Inc., Class A*	166,500
13,324	BigCommerce Holdings, Inc.Series 1*	215,849
3,163	Cass Information Systems, Inc.	106,909
14,609	Clear Secure, Inc., Class A*	292,180
11,653	CommVault Systems, Inc.*	732,974
10,995	Conduent, Inc.*	47,498
725	Domo, Inc., Class B*	20,155
53,225	E2open Parent Holdings, Inc.*	414,091
2,241	Ebix, Inc.	37,873
3,832	Envestnet, Inc.*	202,215
8,264	EVERTEC, Inc. (Puerto Rico)	304,776
14,325	Evo Payments, Inc., Class A*	336,924
4,670	ExlService Holdings, Inc.*	688,031
3,581	Hackett Group, Inc. (The)	67,932
7,967	I3 Verticals, Inc., Class A*	199,334
5,686	Instructure Holdings, Inc.*	129,072
10,788	LiveRamp Holdings, Inc.*	278,438
1,406	Maximus, Inc.	87,889
161	MicroStrategy, Inc., Class A*(a)	26,452
881	PagerDuty, Inc.*	21,831
7,399	Perficient, Inc.*	678,414
5,900	Q2 Holdings, Inc.*	227,563
24,075	Rackspace Technology, Inc.*	172,618
10,052	Rapid7, Inc.*	671,474
12,807	Rimini Street, Inc.*	76,970
1,661	Sapiens International Corp. NV (Israel)	40,180
2,634	SecureWorks Corp., Class A*	28,605
1,121	Sprout Social, Inc., Class A*	65,097
3,642	SPS Commerce, Inc.*	411,728
11,878	Telos Corp.*	95,974
3,810	Tenable Holdings, Inc.*	173,012
850	Tucows, Inc., Class A*	37,834
15,815	Unisys Corp.*	190,254
5,366	Varonis Systems, Inc.*	157,331
24,612	Yext, Inc.*	117,645
4,991	Zeta Global Holdings Corp., Class A*	22,559
18,949	Zuora, Inc., Class A*	169,594

		8,929,436

Technology Hardware & Equipment – 3.4%
4,806	Belden, Inc.	256,016
2,670	Clearfield, Inc.*	165,406
2,402	CompoSecure, Inc.*	12,490
17,020	CTS Corp.	579,531
9,531	ePlus, Inc.*	506,287
4,406	Fabrinet (Thailand) *	357,327
43,563	Harmonic, Inc.*	377,691
3,513	PC Connection, Inc.	154,748

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
1,880	ScanSource, Inc.*	58,543
1,057	Super Micro Computer, Inc.*	42,650
12,509	TTM Technologies, Inc.*	156,362
39,583	Vishay Intertechnology, Inc.	705,369
4,237	Vishay Precision Group, Inc.*	123,424

		3,495,844

Telecommunication Services – 0.5%
3,842	Cogent Communications Holdings, Inc.	233,440
56,893	Globalstar, Inc.*	69,978
5,268	Iridium Communications, Inc.*	197,866
1,458	Ooma, Inc.*	17,263
2,688	Starry Group Holdings, Inc., Class A*	11,075

		529,622

Transportation – 2.2%
1,390	ArcBest Corp.	97,814
32,682	Costamare, Inc. (Monaco)	395,452
4,303	Eagle Bulk Shipping, Inc.	223,240
414	Forward Air Corp.	38,071
15,471	Genco Shipping & Trading Ltd.	298,900
7,889	Heartland Express, Inc.	109,736
4,939	Marten Transport Ltd.	83,074
5,974	Matson, Inc.	435,385
1,484	PAM Transportation Services, Inc.*	40,647
93,121	Safe Bulkers, Inc. (Greece)	355,722
1,240	Saia, Inc.*	233,120

		2,311,161

Utilities – 0.6%
692	American States Water Co.	56,405
2,546	MGE Energy, Inc.	198,155
2,830	Montauk Renewables, Inc.*	28,442
3,621	ONE Gas, Inc.	293,989

		576,991

TOTAL COMMON STOCKS
(Cost $111,045,783)		$101,202,824

Shares	Dividend Rate	Value

Investment Company – 1.1%(c)
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,133,027	1.367%	$1,133,027
(Cost $1,133,027)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $112,178,810)		$102,335,851

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.4%(c)
Goldman Sachs Financial Square Government Fund — Institutional Shares
1,451,080	1.367%	$1,451,080
(Cost $1,451,080)

TOTAL INVESTMENTS – 100.0%
(Cost $113,629,890)		$103,786,931

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		26,392

NET ASSETS – 100.0%		$103,813,323

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is pledged as collateral for futures.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Russell 2000 E-Mini Index	22	09/16/22	$1,972,527	$(93,727)

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments

June 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 97.2%
Automobiles & Components – 3.4%
14,661	Aptiv PLC*	$1,305,855
10,315	Tesla, Inc.*	6,946,328

		8,252,183

Capital Goods – 1.6%
11,520	Boeing Co. (The)*	1,575,014
7,616	Deere & Co.	2,280,764

		3,855,778

Commercial & Professional Services – 1.2%
16,743	Verisk Analytics, Inc.	2,898,046

Consumer Durables & Apparel – 2.4%
8,508	Lululemon Athletica, Inc.*	2,319,366
34,571	NIKE, Inc., Class B	3,533,156

		5,852,522

Consumer Services – 2.1%
1,534	Chipotle Mexican Grill, Inc.*	2,005,337
12,983	McDonald’s Corp.	3,205,243

		5,210,580

Diversified Financials – 1.4%
43,669	Charles Schwab Corp. (The)	2,759,007
8,046	Intercontinental Exchange, Inc.	756,646

		3,515,653

Food, Beverage & Tobacco – 4.1%
57,376	Coca-Cola Co. (The)	3,609,524
34,170	McCormick & Co., Inc.	2,844,652
26,680	Mondelez International, Inc., Class A	1,656,561
22,425	Monster Beverage Corp.*	2,078,798

		10,189,535

Health Care Equipment & Services – 6.6%
71,262	Boston Scientific Corp.*	2,655,934
4,885	Humana, Inc.	2,286,522
7,166	Insulet Corp.*	1,561,758
13,642	Intuitive Surgical, Inc.*	2,738,086
9,960	UnitedHealth Group, Inc.	5,115,755
8,946	Veeva Systems, Inc., Class A*	1,771,666

		16,129,721

Household & Personal Products – 2.3%
7,715	Estee Lauder Cos., Inc. (The), Class A	1,964,779
26,238	Procter & Gamble Co. (The)	3,772,762

		5,737,541

Materials – 2.6%
7,842	Ecolab, Inc.	1,205,786
6,258	Linde PLC (United Kingdom)	1,799,363
3,898	Martin Marietta Materials, Inc.	1,166,438
9,497	Sherwin-Williams Co. (The)	2,126,473

		6,298,060

Media & Entertainment – 7.8%
4,283	Alphabet, Inc., Class A*	9,333,771

Common Stocks – (continued)
Media & Entertainment – (continued)
3,418	Alphabet, Inc., Class C*	7,476,704
17,878	Live Nation Entertainment, Inc.*	1,476,365
59,253	Snap, Inc., Class A*	777,992

		19,064,832

Pharmaceuticals, Biotechnology & Life Sciences – 7.6%
5,018	Alnylam Pharmaceuticals, Inc.*	731,875
5,947	Argenx SE ADR (Netherlands) *	2,253,199
8,832	BioMarin Pharmaceutical, Inc.*	731,908
12,458	Danaher Corp.	3,158,352
19,226	Eli Lilly & Co.	6,233,646
7,971	Sarepta Therapeutics, Inc.*	597,506
16,019	Seagen, Inc.*	2,834,402
7,007	West Pharmaceutical Services, Inc.	2,118,707

		18,659,595

Real Estate – 1.9%
10,852	American Tower Corp. REIT	2,773,662
3,038	Equinix, Inc. REIT	1,996,027

		4,769,689

Retailing – 7.5%
132,823	Amazon.com, Inc.*	14,107,131
12,427	Etsy, Inc.*	909,780
5,438	RH*	1,154,270
32,325	Ross Stores, Inc.	2,270,185

		18,441,366

Semiconductors & Semiconductor Equipment – 4.9%
10,168	KLA Corp.	3,244,405
66,477	Marvell Technology, Inc.	2,893,744
38,581	NVIDIA Corp.	5,848,494

		11,986,643

Software & Services – 23.8%
14,480	Accenture PLC, Class A	4,020,372
11,387	Adobe, Inc.*	4,168,325
7,582	Atlassian Corp. PLC, Class A*	1,420,867
10,875	Bill.com Holdings, Inc.*	1,195,597
3,887	HubSpot, Inc.*	1,168,627
21,205	Mastercard, Inc., Class A	6,689,753
105,772	Microsoft Corp.	27,165,423
26,979	PayPal Holdings, Inc.*	1,884,213
39,872	Qualtrics International, Inc., Class A*	498,799
4,101	ServiceNow, Inc.*	1,950,107
14,197	Snowflake, Inc., Class A*	1,974,235
8,085	Splunk, Inc.*	715,199
15,190	Visa, Inc., Class A	2,990,759
11,727	Workday, Inc., Class A*	1,636,855
5,654	Zscaler, Inc.*	845,330

		58,324,461

Technology Hardware & Equipment – 13.2%
33,068	Amphenol Corp., Class A	2,128,918
220,522	Apple, Inc.	30,149,768

		32,278,686

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Transportation – 2.8%
8,831	Old Dominion Freight Line, Inc.	$2,263,209
9,030	Union Pacific Corp.	1,925,918
14,166	United Parcel Service, Inc., Class B	2,585,862

		6,774,989

TOTAL COMMON STOCKS
(Cost $128,824,546)		$238,239,880

Shares	Dividend Rate	Value

Investment Company – 2.7%(a)
Goldman Sachs Financial Square Government Fund — Institutional Shares
6,641,484	1.367%	$6,641,484
(Cost $6,641,484)

TOTAL INVESTMENTS – 99.9%
(Cost $135,466,030)		$244,881,364

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		197,126

NET ASSETS – 100.0%		$245,078,490

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments

June 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – 99.0%
Automobiles & Components – 3.3%
102,887	Ford Motor Co.	$1,145,133
102,142	General Motors Co.*	3,244,030
7,834	Tesla, Inc.*	5,275,572

		9,664,735

Banks – 0.3%
7,352	East West Bancorp, Inc.	476,409
1,029	JPMorgan Chase & Co.	115,876
6,482	KeyCorp	111,685
886	Signature Bank	158,780

		862,750

Capital Goods – 4.7%
6,484	3M Co.	839,094
5,696	AECOM	371,493
1,366	AMETEK, Inc.	150,110
18,994	Caterpillar, Inc.	3,395,367
5,866	Emerson Electric Co.	466,582
15,500	General Dynamics Corp.	3,429,375
8,824	Howmet Aerospace, Inc.	277,515
45,986	Otis Worldwide Corp.	3,249,831
1,258	PACCAR, Inc.	103,584
3,544	Parker-Hannifin Corp.	872,001
1,593	Textron, Inc.	97,284
2,159	United Rentals, Inc.*	524,443

		13,776,679

Commercial & Professional Services – 1.4%
1,690	Cintas Corp.	631,266
11,507	Republic Services, Inc.	1,505,921
13,310	Waste Management, Inc.	2,036,164

		4,173,351

Consumer Durables & Apparel – 0.5%
3,366	Capri Holdings Ltd.*	138,040
8,097	Garmin Ltd.	795,530
3,710	Whirlpool Corp.	574,568

		1,508,138

Consumer Services – 1.3%
1,796	Boyd Gaming Corp.	89,351
5,909	Hilton Worldwide Holdings, Inc.	658,499
13,795	Marriott International, Inc., Class A	1,876,258
14,999	Wyndham Hotels & Resorts, Inc.	985,734

		3,609,842

Diversified Financials – 9.5%
5,259	Ameriprise Financial, Inc.	1,249,959
150,744	Annaly Capital Management, Inc. REIT	890,897
75,307	Bank of New York Mellon Corp. (The)	3,141,055
27,369	Berkshire Hathaway, Inc., Class B*	7,472,284
30,885	Capital One Financial Corp.	3,217,908
5,197	Cboe Global Markets, Inc.	588,249
60,218	Charles Schwab Corp. (The)	3,804,573

Common Stocks – (continued)
Diversified Financials – (continued)
1,029	CME Group, Inc.	210,636
29,739	Equitable Holdings, Inc.	775,296
26,206	Intercontinental Exchange, Inc.	2,464,412
6,178	Northern Trust Corp.	596,054
1,189	Raymond James Financial, Inc.	106,309
3,700	State Street Corp.	228,105
4,551	Stifel Financial Corp.	254,947
80,381	Synchrony Financial	2,220,123
8,642	Voya Financial, Inc.	514,458

		27,735,265

Energy – 3.7%
23,202	ConocoPhillips	2,083,771
32,512	Exxon Mobil Corp.	2,784,328
178,513	Kinder Morgan, Inc.	2,991,878
18,493	Marathon Oil Corp.	415,723
3,966	Marathon Petroleum Corp.	326,045
6,310	ONEOK, Inc.	350,205
6,231	Pioneer Natural Resources Co.	1,390,011
11,121	Schlumberger NV	397,687

		10,739,648

Food & Staples Retailing – 0.1%
2,067	Casey’s General Stores, Inc.	382,354

Food, Beverage & Tobacco – 1.3%
27,710	Altria Group, Inc.	1,157,447
7,130	Archer-Daniels-Midland Co.	553,288
11,025	Campbell Soup Co.	529,751
18,660	Keurig Dr Pepper, Inc.	660,377
14,962	Mondelez International, Inc., Class A	928,991

		3,829,854

Health Care Equipment & Services – 6.8%
14,349	Abbott Laboratories	1,559,019
31,892	Centene Corp.*	2,698,382
2,582	Cigna Corp.	680,408
8,507	Elevance Health, Inc.	4,105,308
14,806	Envista Holdings Corp.*	570,623
6,045	HCA Healthcare, Inc.	1,015,923
3,876	Humana, Inc.	1,814,239
4,136	Medtronic PLC	371,206
11,754	Molina Healthcare, Inc.*	3,286,536
5,987	UnitedHealth Group, Inc.	3,075,103
7,063	Universal Health Services, Inc., Class B	711,315

		19,888,062

Household & Personal Products – 2.5%
25,470	Kimberly-Clark Corp.	3,442,271
26,417	Procter & Gamble Co. (The)	3,798,500

		7,240,771

Insurance – 0.4%
736	Globe Life, Inc.	71,738
2,809	Lincoln National Corp.	131,377

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Insurance – (continued)
2,247	Marsh & McLennan Cos., Inc.	$348,847
9,678	MetLife, Inc.	607,681

		1,159,643

Materials – 3.2%
5,777	Air Products and Chemicals, Inc.	1,389,253
33,062	CF Industries Holdings, Inc.	2,834,405
19,870	Dow, Inc.	1,025,491
73,124	Freeport-McMoRan, Inc.	2,139,608
1,037	International Flavors & Fragrances, Inc.	123,527
18,045	International Paper Co.	754,822
1,352	Linde PLC (United Kingdom)	388,741
11,838	Mosaic Co. (The)	559,109
873	Nucor Corp.	91,150
254	Packaging Corp. of America	34,925

		9,341,031

Media & Entertainment – 7.8%
304	Alphabet, Inc., Class A*	662,495
4,697	Alphabet, Inc., Class C*	10,274,453
6,388	Charter Communications, Inc., Class A*	2,992,970
12,585	Liberty Broadband Corp., Class C*	1,455,329
13,524	Live Nation Entertainment, Inc.*	1,116,812
23,111	Meta Platforms, Inc., Class A*	3,726,649
50,578	News Corp., Class A	788,005
6,172	Take-Two Interactive Software, Inc.*	756,255
2,775	Walt Disney Co. (The)*	261,960
44,575	Warner Bros Discovery, Inc.*	598,196

		22,633,124

Pharmaceuticals, Biotechnology & Life Sciences – 9.7%
30,615	AbbVie, Inc.	4,688,993
19,436	Agilent Technologies, Inc.	2,308,414
978	Amgen, Inc.	237,947
1,589	Avantor, Inc.*	49,418
12,839	Biogen, Inc.*	2,618,386
59,386	Gilead Sciences, Inc.	3,670,649
6,740	Horizon Therapeutics PLC*	537,582
4,065	Incyte Corp.*	308,818
1,422	IQVIA Holdings, Inc.*	308,560
7,223	Johnson & Johnson	1,282,155
54,726	Merck & Co., Inc.	4,989,369
2,153	Mettler-Toledo International, Inc.*	2,473,302
1,461	Perrigo Co. PLC	59,273
2,769	Pfizer, Inc.	145,179
10,909	QIAGEN NV*	514,905
7,272	Thermo Fisher Scientific, Inc.	3,950,732
618	Vertex Pharmaceuticals, Inc.*	174,146

		28,317,828

Real Estate – 6.0%
23,188	Camden Property Trust REIT	3,118,322
978	Crown Castle International Corp. REIT	164,676

Common Stocks – (continued)
Real Estate – (continued)
7,968	CubeSmart REIT	340,393
6,643	Equity LifeStyle Properties, Inc. REIT	468,132
6,351	Extra Space Storage, Inc. REIT	1,080,432
35,164	First Industrial Realty Trust, Inc. REIT	1,669,587
5,569	Healthpeak Properties, Inc. REIT	144,293
22,616	Host Hotels & Resorts, Inc. REIT	354,619
25,914	Life Storage, Inc. REIT	2,893,557
10,615	Mid-America Apartment Communities, Inc. REIT	1,854,122
24,076	Park Hotels & Resorts, Inc. REIT	326,711
3,916	Prologis, Inc. REIT	460,718
7,330	Public Storage REIT	2,291,871
1,226	Rexford Industrial Realty, Inc. REIT	70,605
5,556	SBA Communications Corp. REIT	1,778,198
17,077	STORE Capital Corp. REIT	445,368

		17,461,604

Retailing – 5.7%
61,460	Amazon.com, Inc.*	6,527,666
11,551	AutoNation, Inc.*	1,290,940
1,560	AutoZone, Inc.*	3,352,627
3,559	Dollar General Corp.	873,521
1,288	Dollar Tree, Inc.*	200,735
2,434	Home Depot, Inc. (The)	667,573
62,220	LKQ Corp.	3,054,380
6,113	Penske Automotive Group, Inc.	639,970

		16,607,412

Semiconductors & Semiconductor Equipment – 4.2%
6,114	Applied Materials, Inc.	556,252
3,441	Broadcom, Inc.	1,671,672
1,370	Lam Research Corp.	583,826
1,406	Microchip Technology, Inc.	81,660
30,207	Micron Technology, Inc.	1,669,843
21,910	NVIDIA Corp.	3,321,337
8,126	ON Semiconductor Corp.*	408,819
4,088	QUALCOMM, Inc.	522,201
21,682	Texas Instruments, Inc.	3,331,439

		12,147,049

Software & Services – 15.3%
489	Adobe, Inc.*	179,003
14,300	Fortinet, Inc.*	809,094
13,114	Gartner, Inc.*	3,171,359
22,949	International Business Machines Corp.	3,240,169
1,678	Intuit, Inc.	646,768
79,401	Microsoft Corp.	20,392,559
52,425	Oracle Corp.	3,662,935
3,389	Palo Alto Networks, Inc.*	1,673,963
2,628	Paycom Software, Inc.*	736,155
3,851	PayPal Holdings, Inc.*	268,954
2,085	Roper Technologies, Inc.	822,845
3,039	ServiceNow, Inc.*	1,445,105

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)
Software & Services – (continued)
8,489	Synopsys, Inc.*	$2,578,109
18,939	VeriSign, Inc.*	3,169,063
1,775	Visa, Inc., Class A	349,480
12,378	VMware, Inc., Class A	1,410,845

		44,556,406

Technology Hardware & Equipment – 7.0%
118,954	Apple, Inc.	16,263,391
53,339	Cisco Systems, Inc.	2,274,375
24,058	Dell Technologies, Inc., Class C	1,111,720
31,989	Hewlett Packard Enterprise Co.	424,174
938	Teledyne Technologies, Inc.*	351,853

		20,425,513

Telecommunication Services – 0.1%
10,447	Liberty Global PLC, Class C (United Kingdom) *	230,774

Transportation – 3.8%
119,226	CSX Corp.	3,464,708
2,797	Knight-Swift Transportation Holdings, Inc.	129,473
14,563	Norfolk Southern Corp.	3,310,024
19,657	Union Pacific Corp.	4,192,445

		11,096,650

Utilities – 0.4%
16,848	CMS Energy Corp.	1,137,240

TOTAL INVESTMENTS – 99.0%
(Cost $264,644,819)		$288,525,723

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		2,970,914

NET ASSETS – 100.0%		$291,496,637

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2022, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	3	09/16/22	$585,028	$(16,603)

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Assets and Liabilities

June 30, 2022 (Unaudited)

	Equity Index Fund	International Equity Insights Fund	Large Cap Value Fund	Mid Cap Growth Fund

Assets:

Investments in unaffiliated issuers, at value (cost $47,774,296, $95,791,697, $344,515,073 and $46,995,331, respectively)(a)	$166,432,212	$88,766,702	$377,494,131	$47,975,226
Investments in affiliated issuers, at value (cost $183,678, $—, $2,738,674 and $3,320,691, respectively)	527,508	—	2,738,674	3,320,691
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	1,270,901	—	465,693
Cash	—	—	586,103	—
Foreign currency, at value (cost $—, $1,553,288, $— and $—, respectively)	—	1,512,581	—	—
Variation margin on futures contracts	—	30,929	—	—
Receivables:
Investments sold	425,129	136,649	63,097	1,051,029
Dividends	131,661	124,718	379,385	10,549
Collateral on certain derivative contracts	42,000	48,453	—	—
Reimbursement from investment adviser	17,609	8,586	15,476	11,349
Securities lending income	2	715	—	130
Foreign tax reclaims	—	326,594	1,536	—
Fund shares sold	—	1,857	548,663	890
Other assets	854	10,536	1,272	48,398

Total assets	167,576,975	92,239,221	381,828,337	52,883,955

Liabilities:

Variation margin on futures contracts	6,350	—	—	—
Payables:
Due to custodian	449,332	18,083	—	422,193
Fund shares redeemed	86,565	44,227	350,306	140,366
Distribution and Service fees and Transfer Agency fees	42,494	8,698	30,238	12,352
Management fees	29,825	84,797	221,341	34,385
Investments purchased	—	—	1,542	615,907
Payable upon return of securities loaned	—	1,270,901	—	465,693
Accrued expenses	157,586	314,642	207,801	120,929

Total liabilities	772,152	1,741,348	811,228	1,811,825

Net Assets:
Paid-in capital	43,917,429	101,794,009	312,322,870	48,677,348
Total distributable earnings (loss)	122,887,394	(11,296,136)	68,694,239	2,394,782

NET ASSETS	$166,804,823	$90,497,873	$381,017,109	$51,072,130
Net Assets:
Institutional	$—	$57,490,143	$142,897,068	$1,069,275
Service	166,804,823	33,007,730	238,120,041	50,002,855

Total Net Assets	$166,804,823	$90,497,873	$381,017,109	$51,072,130
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	—	7,659,936	16,481,656	119,634
Service	9,255,155	4,382,694	27,490,748	5,990,234
Net asset value, offering and redemption price per share:
Institutional	$—	$7.51	$8.67	$8.94
Service	18.02	7.53	8.66	8.35

(a)	Includes loaned securities having a market value of $—, $1,167,159, $— and $441,900.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Assets and Liabilities (continued)

June 30, 2022 (Unaudited)

	Mid Cap Value Fund	Small Cap Equity Insights Fund	Strategic Growth Fund	U.S. Equity Insights Fund

Assets:

Investments in unaffiliated issuers, at value (cost $342,309,738, $111,045,783, $128,824,546 and $264,644,819, respectively)(a)	$371,478,688	$101,202,824	$238,239,880	$288,525,723
Investments in affiliated issuers, at value (cost $1,408,277, $1,133,027, $6,641,484 and $—, respectively)	1,408,277	1,133,027	6,641,484	—
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	1,451,080	—	—
Cash	734,549	815,713	785,592	2,660,430
Receivables:
Investments sold	4,607,985	910,879	—	—
Dividends	452,648	87,472	94,820	237,163
Fund shares sold	215,461	86,805	247,407	599,447
Reimbursement from investment adviser	2,169	13,776	16,046	18,843
Securities lending income	—	2,392	—	—
Collateral on certain derivative contracts	—	—	—	34,653
Other assets	64,750	1,120	1,455	18,371

Total assets	378,964,527	105,705,088	246,026,684	292,094,630

Liabilities:

Variation margin on futures contracts	—	14,740	—	4,762
Payables:
Investments purchased	2,953,153	73,113	260,761	—
Management fees	242,647	62,207	147,376	133,959
Fund shares redeemed	206,582	145,093	309,690	222,133
Distribution and Service fees and Transfer Agency fees	25,509	6,309	34,241	17,614
Payable upon return of securities loaned	—	1,451,080	—	—
Accrued expenses	382,255	139,223	196,126	219,525

Total liabilities	3,810,146	1,891,765	948,194	597,993

Net Assets:

Paid-in capital	288,721,055	119,628,677	94,834,349	272,457,135
Total distributable earnings (loss)	86,433,326	(15,815,354)	150,244,141	19,039,502

NET ASSETS	$375,154,381	$103,813,323	$245,078,490	$291,496,637
Net Assets:
Institutional	$301,216,855	$84,356,820	$127,164,428	$247,131,889
Service	73,937,526	19,456,503	117,914,062	44,364,748

Total Net Assets	$375,154,381	$103,813,323	$245,078,490	$291,496,637
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional	18,490,888	8,300,509	11,157,787	15,660,803
Service	4,498,606	1,939,831	10,403,923	2,790,355
Net asset value, offering and redemption price per share:
Institutional	$16.29	$10.16	$11.40	$15.78
Service	16.44	10.03	11.33	15.90

(a)	Includes loaned securities having a market value of $—, $1,371,472, $— and $—.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Operations

For the Six Months Ended June 30, 2022 (Unaudited)

	Equity Index Fund	International Equity Insights Fund	Large Cap Value Fund	Mid Cap Growth Fund

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $417, $327,348, $434 and $—, respectively)	$1,473,043	$3,096,316	$4,533,941	$152,888
Dividends — affiliated issuers	7,182	85	5,011	5,678
Securities lending income — affiliated issuer	30	7,931	664	1,616

Total investment income	1,480,255	3,104,332	4,539,616	160,182

Expenses:

Management fees	287,969	408,206	1,580,220	254,408
Distribution and/or Service (12b-1) fees	239,974	48,449	344,419	71,775
Professional fees	50,982	27,379	45,975	45,946
Custody, accounting and administrative services	35,800	30,178	46,569	9,184
Transfer Agency fees(a)	19,198	10,079	43,895	5,848
Printing and mailing costs	13,948	9,937	18,263	6,421
Trustee fees	10,959	10,579	11,283	11,391
Other	569	392	1,117	365

Total expenses	659,399	545,199	2,091,741	405,338

Less — expense reductions	(194,804)	(66,367)	(231,877)	(119,176)

Net expenses	464,595	478,832	1,859,864	286,162

NET INVESTMENT INCOME (LOSS)	1,015,660	2,625,500	2,679,752	(125,980)

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	5,590,515	(6,226,886)	28,026,126	(167,192)
Investments — affiliated issuers	7,776	—	—	—
Futures contracts	(186,421)	(67,015)	—	—
Foreign currency transactions	—	(91,506)	(568)	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(49,597,876)	(15,895,318)	(90,138,827)	(23,154,214)
Investments — affiliated issuers	(164,048)	—	—	—
Futures contracts	(4,758)	(13,316)	—	—
Foreign currency translations	—	(71,471)	(25)	—

Net realized and unrealized loss	(44,354,812)	(22,365,512)	(62,113,294)	(23,321,406)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(43,339,152)	$(19,740,012)	$(59,433,542)	$(23,447,386)

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Fund	Institutional	Service
Equity Index Fund	$—	$19,198
International Equity Insights Fund	6,203	3,876
Large Cap Value Fund	16,341	27,554
Mid Cap Growth Fund	106	5,742

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Operations (continued)

For the Six Months Ended June 30, 2022 (Unaudited)

	Mid Cap Value Fund	Small Cap Equity Insights Fund	Strategic Growth Fund	U.S. Equity Insights Fund

Investment income:
Dividends — unaffiliated issuers (net of foreign withholding taxes of $—, $2,084, $— and $—, respectively)	$4,063,679	$777,766	$760,960	$2,152,505
Dividends — affiliated issuers	8,621	2,386	8,742	116
Securities lending income — affiliated issuer	230	10,773	1,836	—

Total investment income	4,072,530	790,925	771,538	2,152,621

Expenses:
Management fees	1,809,748	408,125	1,080,827	1,034,643
Distribution and/or Service (12b-1) fees	158,785	25,646	191,225	65,926
Transfer Agency fees(a)	47,007	11,661	30,446	33,376
Professional fees	46,014	47,397	50,315	46,942
Printing and mailing costs	38,769	12,337	14,165	13,041
Custody, accounting and administrative services	22,279	54,945	40,559	44,846
Trustee fees	11,505	10,917	11,348	11,338
Other	2,839	403	1,047	841

Total expenses	2,136,946	571,431	1,419,932	1,250,953

Less — expense reductions	(21,346)	(71,843)	(98,315)	(254,392)

Net expenses	2,115,600	499,588	1,321,617	996,561

NET INVESTMENT INCOME (LOSS)	1,956,930	291,337	(550,079)	1,156,060

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	39,177,828	(6,683,656)	35,109,034	(6,815,521)
Futures contracts	—	(220,895)	—	68,697
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(126,684,278)	(22,822,377)	(157,336,315)	(74,299,077)
Futures contracts	—	(103,902)	—	(16,603)

Net realized and unrealized loss	(87,506,450)	(29,830,830)	(122,227,281)	(81,062,504)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(85,549,520)	$(29,539,493)	$(122,777,360)	$(79,906,444)

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Fund	Institutional	Service
Mid Cap Value Fund	$34,304	$12,703
Small Cap Equity Insights Fund	9,609	2,052
Strategic Growth Fund	15,148	15,298
U.S. Equity Insights Fund	28,102	5,274

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets

	Equity Index Fund		International Equity Insights Fund
	For the Six Months Ended June 30, 2022 (Unaudited)	For the Fiscal Year Ended December 31, 2021	For the Six Months Ended June 30, 2022 (Unaudited)	For the Fiscal Year Ended December 31, 2021

From operations:
Net investment income	$1,015,660	$1,849,037	$2,625,500	$2,199,515
Net realized gain (loss)	5,411,870	12,272,760	(6,385,407)	14,733,699
Net change in unrealized gain (loss)	(49,766,682)	36,594,319	(15,980,105)	(5,336,245)

Net increase (decrease) in net assets resulting from operations	(43,339,152)	50,716,116	(19,740,012)	11,596,969

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	—	—	(3,288,959)
Service Shares	—	(16,050,234)	—	(2,232,384)

Total distributions to shareholders	—	(16,050,234)	—	(5,521,343)

From share transactions:
Proceeds from sales of shares	558,638	8,243,921	13,847,440	14,541,209
Reinvestment of distributions	—	16,050,234	—	5,521,343
Cost of shares redeemed	(11,326,957)	(23,750,642)	(11,160,331)	(16,387,138)

Net increase (decrease) in net assets resulting from share transactions	(10,768,319)	543,513	2,687,109	3,675,414

TOTAL INCREASE (DECREASE)	(54,107,471)	35,209,395	(17,052,903)	9,751,040

Net Assets:

Beginning of period	220,912,294	185,702,899	107,550,776	97,799,736

End of period	$166,804,823	$220,912,294	$90,497,873	$107,550,776

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	Large Cap Value Fund		Mid Cap Growth Fund
	For the Six Months Ended June 30, 2022 (Unaudited)	For the Fiscal Year Ended December 31, 2021	For the Six Months Ended June 30, 2022 (Unaudited)	For the Fiscal Year Ended December 31, 2021

From operations:
Net investment income (loss)	$2,679,752	$4,451,628	$(125,980)	$(494,618)
Net realized gain (loss)	28,025,558	71,561,668	(167,192)	13,222,693
Net change in unrealized gain (loss)	(90,138,852)	26,553,600	(23,154,214)	(3,912,879)

Net increase (decrease) in net assets resulting from operations	(59,433,542)	102,566,896	(23,447,386)	8,815,196

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(23,694,892)	—	(67,989)
Service Shares	—	(40,039,323)	—	(13,375,264)

Total distributions to shareholders	—	(63,734,215)	—	(13,443,253)

From share transactions:
Proceeds from sales of shares	8,816,323	16,916,259	4,960,755	3,372,373
Reinvestment of distributions	—	63,734,215	—	13,443,253
Cost of shares redeemed	(55,627,748)	(91,861,106)	(7,909,745)	(17,004,840)

Net decrease in net assets resulting from share transactions	(46,811,425)	(11,210,632)	(2,948,990)	(189,214)

TOTAL INCREASE (DECREASE)	(106,244,967)	27,622,049	(26,396,376)	(4,817,271)

Net Assets:

Beginning of period	487,262,076	459,640,027	77,468,506	82,285,777

End of period	$381,017,109	$487,262,076	$51,072,130	$77,468,506

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	Mid Cap Value Fund		Small Cap Equity Insights Fund
	For the Six Months Ended June 30, 2022 (Unaudited)	For the Fiscal Year Ended December 31, 2021	For the Six Months Ended June 30, 2022 (Unaudited)	For the Fiscal Year Ended December 31, 2021

From operations:
Net investment income	$1,956,930	$2,016,725	$291,337	$374,184
Net realized gain (loss)	39,177,828	99,516,679	(6,904,551)	26,133,672
Net change in unrealized gain (loss)	(126,684,278)	38,869,211	(22,926,279)	(1,898,924)

Net increase (decrease) in net assets resulting from operations	(85,549,520)	140,402,615	(29,539,493)	24,608,932

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(51,237,122)	—	(23,948,283)
Service Shares	—	(22,180,324)	—	(4,659,058)

Total distributions to shareholders	—	(73,417,446)	—	(28,607,341)

From share transactions:
Proceeds from sales of shares	33,406,936	13,454,928	11,643,088	30,972,672
Reinvestment of distributions	—	73,417,446	—	28,607,341
Cost of shares redeemed	(125,300,658)	(87,544,935)	(9,120,213)	(26,877,758)

Net increase (decrease) in net assets resulting from share transactions	(91,893,722)	(672,561)	2,522,875	32,702,255

TOTAL INCREASE (DECREASE)	(177,443,242)	66,312,608	(27,016,618)	28,703,846

Net Assets:

Beginning of period	552,597,623	486,285,015	130,829,941	102,126,095

End of period	$375,154,381	$552,597,623	$103,813,323	$130,829,941

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	Strategic Growth Fund		U.S. Equity Insights Fund
	For the Six Months Ended June 30, 2022 (Unaudited)	For the Fiscal Year Ended December 31, 2021	For the Six Months Ended June 30, 2022 (Unaudited)	For the Fiscal Year Ended December 31, 2021

From operations:
Net investment income (loss)	$(550,079)	$(1,856,695)	$1,156,060	$2,738,157
Net realized gain (loss)	35,109,034	54,667,136	(6,746,824)	77,080,399
Net change in unrealized gain (loss)	(157,336,315)	33,677,090	(74,315,680)	10,800,923

Net increase (decrease) in net assets resulting from operations	(122,777,360)	86,487,531	(79,906,444)	90,619,479

Distributions to shareholders:
From distributable earnings:
Institutional Shares	—	(22,122,701)	—	(71,715,395)
Service Shares	—	(31,302,896)	—	(13,647,143)

Total distributions to shareholders	—	(53,425,597)	—	(85,362,538)

From share transactions:
Proceeds from sales of shares	10,939,932	14,745,884	14,534,063	24,061,285
Reinvestment of distributions	—	53,425,597	—	85,362,538
Cost of shares redeemed	(93,010,804)	(76,950,698)	(22,448,318)	(57,104,159)

Net increase (decrease) in net assets resulting from share transactions	(82,070,872)	(8,779,217)	(7,914,255)	52,319,664

TOTAL INCREASE (DECREASE)	(204,848,232)	24,282,717	(87,820,699)	57,576,605

Net Assets:

Beginning of period	449,926,722	425,644,005	379,317,336	321,740,731

End of period	$245,078,490	$449,926,722	$291,496,637	$379,317,336

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY INDEX FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Equity Index Fund
	Service Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$22.59		$19.01	$17.50	$14.43	$16.60	$14.49

Net investment income(a)	0.11		0.20	0.22	0.25	0.25	0.24

Net realized and unrealized gain (loss)	(4.68)		5.14	2.89	4.18	(1.04)	2.85

Total from investment operations	(4.57)		5.34	3.11	4.43	(0.79)	3.09

Distributions to shareholders from net investment income	—		(0.22)	(0.23)	(0.26)	(0.27)	(0.26)

Distributions to shareholders from net realized gains	—		(1.54)	(1.37)	(1.10)	(1.11)	(0.72)

Total distributions	—		(1.76)	(1.60)	(1.36)	(1.38)	(0.98)

Net asset value, end of period	$18.02		$22.59	$19.01	$17.50	$14.43	$16.60

Total Return(b)	(20.23)%		28.20%	17.84%	30.85%	(4.87)%	21.29%

Net assets, end of period (in 000’s)	$166,805		$220,912	$185,703	$179,542	$155,098	$179,036

Ratio of net expenses to average net assets	0.48	%(c)	0.48%	0.48%	0.50%	0.48%	0.48%

Ratio of total expenses to average net assets	0.69	%(c)	0.70%	0.76%	0.78%	0.72%	0.71%

Ratio of net investment income to average net assets	1.06	%(c)	0.91%	1.28%	1.48%	1.48%	1.53%

Portfolio turnover rate(d)	1%		4%	4%	3%	4%	2%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Institutional Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$9.16		$8.62	$8.19	$7.08	$10.88	$8.75

Net investment income(a)	0.23		0.21	0.12	0.17	0.19	0.17

Net realized and unrealized gain (loss)	(1.88)		0.83	0.43	1.14	(1.94)	2.16

Total from investment operations	(1.65)		1.04	0.55	1.31	(1.75)	2.33

Distributions to shareholders from net investment income	—		(0.27)	(0.12)	(0.20)	(0.21)	(0.20)

Distributions to shareholders from net realized gains	—		(0.23)	—	— (b)	(1.84)	—

Total distributions	—		(0.50)	(0.12)	(0.20)	(2.05)	(0.20)

Net asset value, end of period	$7.51		$9.16	$8.62	$8.19	$7.08	$10.88

Total Return(c)	(18.12)%		12.17%	6.79%	18.45%	(16.28)%	26.60%

Net assets, end of period (in 000’s)	$57,490		$63,179	$50,114	$43,632	$37,829	$41,512

Ratio of net expenses to average net assets	0.85	%(d)	0.85%	0.87%	0.90%	0.87%	0.87%

Ratio of total expenses to average net assets	0.98	%(d)	1.14%	1.37%	1.31%	1.23%	1.02%

Ratio of net investment income to average net assets	5.44	%(d)	2.22%	1.59%	3.21%	1.79%	1.69%

Portfolio turnover rate(e)	84%		167%	175%	146%	156%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS VARIABLE INSURANCE TRUST INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Service Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$9.20		$8.66	$8.23	$7.11	$10.91	$8.78

Net investment income(a)	0.20		0.19	0.10	0.15	0.14	0.14

Net realized and unrealized gain (loss)	(1.87)		0.83	0.44	1.15	(1.93)	2.16

Total from investment operations	(1.67)		1.02	0.54	1.30	(1.79)	2.30

Distributions to shareholders from net investment income	—		(0.25)	(0.11)	(0.18)	(0.17)	(0.17)

Distributions to shareholders from net realized gains	—		(0.23)	—	— (b)	(1.84)	—

Total distributions	—		(0.48)	(0.11)	(0.18)	(2.01)	(0.17)

Net asset value, end of period	$7.53		$9.20	$8.66	$8.23	$7.11	$10.91

Total Return(c)	(18.15)%		11.81%	6.53%	18.23%	(16.55)%	26.21%

Net assets, end of period (in 000’s)	$33,008		$44,372	$47,685	$48,884	$43,923	$123,778

Ratio of net expenses to average net assets	1.11	%(d)	1.10%	1.12%	1.15%	1.12%	1.12%

Ratio of total expenses to average net assets	1.24	%(d)	1.40%	1.61%	1.55%	1.43%	1.27%

Ratio of net investment income to average net assets	4.85	%(d)	1.97%	1.30%	1.89%	1.30%	1.44%

Portfolio turnover rate(e)	84%		167%	175%	146%	156%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Fund
	Institutional Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$9.97		$9.27	$9.19	$7.67	$9.06	$10.16

Net investment income(a)	0.07		0.11	0.12	0.13	0.12	0.16

Net realized and unrealized gain (loss)	(1.37)		2.09	0.24	1.86	(0.88)	0.83

Total from investment operations	(1.30)		2.20	0.36	1.99	(0.76)	0.99

Distributions to shareholders from net investment income	—		(0.13)	(0.12)	(0.14)	(0.12)	(0.18)

Distributions to shareholders from net realized gains	—		(1.37)	(0.16)	(0.33)	(0.51)	(1.91)

Total distributions	—		(1.50)	(0.28)	(0.47)	(0.63)	(2.09)

Net asset value, end of period	$8.67		$9.97	$9.27	$9.19	$7.67	$9.06

Total Return(b)	(13.04)%		24.13%	3.97%	25.93%	(8.46)%	9.85%

Net assets, end of period (in 000’s)	$142,897		$179,541	$160,076	$163,814	$150,963	$188,182

Ratio of net expenses to average net assets	0.70	%(c)	0.69%	0.71%	0.73%	0.71%	0.72%

Ratio of total expenses to average net assets	0.80	%(c)	0.79%	0.81%	0.83%	0.81%	0.81%

Ratio of net investment income to average net assets	1.38	%(c)	1.08%	1.44%	1.46%	1.32%	1.50%

Portfolio turnover rate(d)	27%		54%	58%	58%	125%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS VARIABLE INSURANCE TRUST LARGE CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Fund
	Service Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$9.98		$9.27	$9.19	$7.67	$9.06	$10.16

Net investment income(a)	0.05		0.09	0.10	0.11	0.10	0.13

Net realized and unrealized gain (loss)	(1.37)		2.09	0.24	1.85	(0.88)	0.83

Total from investment operations	(1.32)		2.18	0.34	1.96	(0.78)	0.96

Distributions to shareholders from net investment income	—		(0.10)	(0.10)	(0.11)	(0.10)	(0.15)

Distributions to shareholders from net realized gains	—		(1.37)	(0.16)	(0.33)	(0.51)	(1.91)

Total distributions	—		(1.47)	(0.26)	(0.44)	(0.61)	(2.06)

Net asset value, end of period	$8.66		$9.98	$9.27	$9.19	$7.67	$9.06

Total Return(b)	(13.23)%		23.93%	3.73%	25.61%	(8.72)%	9.56%

Net assets, end of period (in 000’s)	$238,120		$307,721	$299,564	$306,058	$282,891	$358,776

Ratio of net expenses to average net assets	0.93	%(c)	0.92%	0.94%	0.98%	0.96%	0.97%

Ratio of total expenses to average net assets	1.05	%(c)	1.04%	1.06%	1.08%	1.06%	1.06%

Ratio of net investment income to average net assets	1.13	%(c)	0.84%	1.21%	1.21%	1.07%	1.26%

Portfolio turnover rate(d)	27%		54%	58%	58%	125%	127%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Growth Fund
	Institutional Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,(a)
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$13.05		$13.93	$11.50	$10.51	$31.13	$27.13

Net investment loss(b)	(0.01	)(c)	(0.07)	(0.04)	(0.01)	(0.02)	(0.04)

Net realized and unrealized gain (loss)	(4.10)		1.71	5.06	3.59	(1.30)	7.40

Total from investment operations	(4.11)		1.64	5.02	3.58	(1.32)	7.36

Distributions to shareholders from net realized gains	—		(2.52)	(2.59)	(2.59)	(19.30)	(3.36)

Net asset value, end of period	$8.94		$13.05	$13.93	$11.50	$10.51	$31.13

Total Return(d)	(31.34)%		11.65%	44.33%	34.35%	(4.17)%	27.14%

Net assets, end of period (in 000’s)	$1,069		$483	$151	$94	$59	$52

Ratio of net expenses to average net assets	0.83	%(e)	0.83%	0.85%	0.88%	0.85%	0.87%

Ratio of total expenses to average net assets	1.13	%(e)	1.33%	1.23%	1.26%	1.20%	1.14%

Ratio of net investment loss to average net assets	(0.23	)%(c)(e)	(0.47)%	(0.34)%	(0.12)%	(0.08)%	(0.13)%

Portfolio turnover rate(f)	38%		50%	71%	75%	59%	57%

(a)	All per share amounts representing data prior to May 17, 2019 have been restated to reflect a 4 to 1 reverse stock split which occurred on that date.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.14% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Growth Fund
	Service Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,(a)
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$12.20		$13.19	$11.00	$10.15	$30.80	$26.92

Net investment loss(b)	(0.02	)(c)	(0.09)	(0.06)	(0.02)	(0.07)	(0.08)

Net realized and unrealized gain (loss)	(3.83)		1.62	4.84	3.46	(1.28)	7.32

Total from investment operations	(3.85)		1.53	4.78	3.44	(1.35)	7.24

Distributions to shareholders from net realized gains	—		(2.52)	(2.59)	(2.59)	(19.30)	(3.36)

Net asset value, end of period	$8.35		$12.20	$13.19	$11.00	$10.15	$30.80

Total Return(d)	(31.39)%		11.48%	44.16%	34.06%	(4.34)%	26.92%

Net assets, end of period (in 000’s)	$50,003		$76,986	$82,134	$73,406	$59,910	$170,785

Ratio of net expenses to average net assets	0.98	%(e)	0.99%	1.01%	1.04%	1.01%	1.02%

Ratio of total expenses to average net assets	1.39	%(e)	1.43%	1.48%	1.51%	1.44%	1.39%

Ratio of net investment loss to average net assets	(0.43	)%(c)(e)	(0.62)%	(0.50)%	(0.28)%	(0.24)%	(0.26)%

Portfolio turnover rate(f)	38%		50%	71%	75%	59%	57%

(a)	All per share amounts representing data prior to May 17, 2019 have been restated to reflect a 4 to 1 reverse stock split which occurred on that date.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.14% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Value Fund
	Institutional Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$19.53		$17.23	$16.22	$12.89	$16.93	$16.23

Net investment income(a)	0.08		0.09	0.10	0.13	0.13	0.12

Net realized and unrealized gain (loss)	(3.32)		5.20	1.26	3.93	(1.86)	1.68

Total from investment operations	(3.24)		5.29	1.36	4.06	(1.73)	1.80

Distributions to shareholders from net investment income	—		(0.10)	(0.10)	(0.13)	(0.23)	(0.13)

Distributions to shareholders from net realized gains	—		(2.89)	(0.25)	(0.60)	(2.08)	(0.97)

Total distributions	—		(2.99)	(0.35)	(0.73)	(2.31)	(1.10)

Net asset value, end of period	$16.29		$19.53	$17.23	$16.22	$12.89	$16.93

Total Return(b)	(16.55)%		30.95%	8.38%	31.53%	(10.46)%	11.07%

Net assets, end of period (in 000’s)	$301,217		$383,315	$327,376	$335,229	$300,056	$388,709

Ratio of net expenses to average net assets	0.83	%(c)	0.83%	0.84%	0.87%	0.84%	0.84%

Ratio of total expenses to average net assets	0.84	%(c)	0.85%	0.90%	0.90%	0.86%	0.87%

Ratio of net investment income to average net assets	0.94	%(c)	0.46%	0.68%	0.85%	0.75%	0.71%

Portfolio turnover rate(d)	43%		63%	111%	89%	109%	134%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS VARIABLE INSURANCE TRUST MID CAP VALUE FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Mid Cap Value Fund
	Service Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$19.73		$17.39	$16.37	$13.01	$16.95	$16.25

Net investment income(a)	0.05		0.04	0.06	0.10	0.07	0.08

Net realized and unrealized gain (loss)	(3.34)		5.24	1.28	3.95	(1.84)	1.68

Total from investment operations	(3.29)		5.28	1.34	4.05	(1.77)	1.76

Distributions to shareholders from net investment income	—		(0.05)	(0.07)	(0.09)	(0.09)	(0.09)

Distributions to shareholders from net realized gains	—		(2.89)	(0.25)	(0.60)	(2.08)	(0.97)

Total distributions	—		(2.94)	(0.32)	(0.69)	(2.17)	(1.06)

Net asset value, end of period	$16.44		$19.73	$17.39	$16.37	$13.01	$16.95

Total Return(b)	(16.63)%		30.57%	8.17%	31.17%	(10.70)%	10.85%

Net assets, end of period (in 000’s)	$73,938		$169,283	$158,909	$174,896	$76,835	$381,172

Ratio of net expenses to average net assets	1.08	%(c)	1.08%	1.09%	1.12%	1.09%	1.09%

Ratio of total expenses to average net assets	1.09	%(c)	1.10%	1.14%	1.16%	1.11%	1.12%

Ratio of net investment income to average net assets	0.53	%(c)	0.21%	0.39%	0.66%	0.42%	0.47%

Portfolio turnover rate(d)	43%		63%	111%	89%	109%	134%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Institutional Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021		2020	2019	2018		2017

Per Share Data

Net asset value, beginning of period	$13.08		$13.51		$12.62	$10.37	$13.66		$13.79

Net investment income(a)	0.03		0.05	(b)	0.05	0.06	0.07	(c)	0.08

Net realized and unrealized gain (loss)	(2.95)		3.17		1.03	2.51	(1.21)		1.53

Total from investment operations	(2.92)		3.22		1.08	2.57	(1.14)		1.61

Distributions to shareholders from net investment income	—		(0.08)		(0.03)	(0.06)	(0.07)		(0.08)

Distributions to shareholders from net realized gains	—		(3.57)		(0.16)	(0.26)	(2.08)		(1.66)

Total distributions	—		(3.65)		(0.19)	(0.32)	(2.15)		(1.74)

Net asset value, end of period	$10.16		$13.08		$13.51	$12.62	$10.37		$13.66

Total Return(d)	(22.32)%		23.79%		8.56%	24.84%	(8.62)%		11.57%

Net assets, end of period (in 000’s)	$84,357		$108,716		$84,887	$79,791	$68,951		$77,815

Ratio of net expenses to average net assets	0.81	%(e)	0.81%		0.81%	0.86%	0.81%		0.81%

Ratio of total expenses to average net assets	0.94	%(e)	0.93%		1.08%	1.05%	0.98%		1.00%

Ratio of net investment income to average net assets	0.54	%(e)	0.34	%(b)	0.46%	0.51%	0.46	%(c)	0.53%

Portfolio turnover rate(f)	85%		172%		147%	125%	116%		110%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.22% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS VARIABLE INSURANCE TRUST SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Service Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021		2020	2019	2018		2017

Per Share Data

Net asset value, beginning of period	$12.93		$13.39		$12.51	$10.28	$13.55		$13.70

Net investment income(a)	0.02		0.01	(b)	0.02	0.03	0.03	(c)	0.04

Net realized and unrealized gain (loss)	(2.92)		3.14		1.02	2.49	(1.19)		1.51

Total from investment operations	(2.90)		3.15		1.04	2.52	(1.16)		1.55

Distributions to shareholders from net investment income	—		(0.04)		—	(0.03)	(0.03)		(0.04)

Distributions to shareholders from net realized gains	—		(3.57)		(0.16)	(0.26)	(2.08)		(1.66)

Total distributions	—		(3.61)		(0.16)	(0.29)	(2.11)		(1.70)

Net asset value, end of period	$10.03		$12.93		$13.39	$12.51	$10.28		$13.55

Total Return(d)	(22.43)%		23.50%		8.34%	24.53%	(8.82)%		11.22%

Net assets, end of period (in 000’s)	$19,457		$22,114		$17,239	$15,742	$16,537		$20,505

Ratio of net expenses to average net assets	1.06	%(e)	1.06%		1.06%	1.10%	1.06%		1.06%

Ratio of total expenses to average net assets	1.19	%(e)	1.18%		1.33%	1.30%	1.23%		1.25%

Ratio of net investment income to average net assets	0.31	%(e)	0.09	%(b)	0.22%	0.27%	0.19	%(c)	0.28%

Portfolio turnover rate(f)	85%		172%		147%	125%	116%		110%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.22% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.17% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Growth Fund
	Institutional Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$16.63		$15.43	$11.90	$9.78	$19.73	$15.83

Net investment income (loss)(a)	(0.01)		(0.05)	— (b)	0.03	0.06	0.09

Net realized and unrealized gain (loss)	(5.22)		3.46	4.79	3.43	(0.18)	4.77

Total from investment operations	(5.23)		3.41	4.79	3.46	(0.12)	4.86

Distributions to shareholders from net investment income	—		—	(0.01)	(0.04)	(0.10)	(0.10)

Distributions to shareholders from net realized gains	—		(2.21)	(1.25)	(1.30)	(9.73)	(0.86)

Total distributions	—		(2.21)	(1.26)	(1.34)	(9.83)	(0.96)

Net asset value, end of period	$11.40		$16.63	$15.43	$11.90	$9.78	$19.73

Total Return(c)	(31.45)%		21.93%	40.37%	35.53%	(1.04)%	30.66%

Net assets, end of period (in 000’s)	$127,164		$187,144	$167,930	$129,686	$102,199	$115,693

Ratio of net expenses to average net assets	0.74	%(d)	0.73%	0.74%	0.77%	0.74%	0.76%

Ratio of total expenses to average net assets	0.81	%(d)	0.79%	0.81%	0.85%	0.82%	0.82%

Ratio of net investment income (loss) to average net assets	(0.22	)%(d)	(0.27)%	(0.01)%	0.29%	0.30%	0.48%

Portfolio turnover rate(e)	17%		20%	45%	44%	41%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS VARIABLE INSURANCE TRUST STRATEGIC GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Strategic Growth Fund
	Service Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$16.55		$15.41	$11.91	$9.78	$19.68	$15.79

Net investment income (loss)(a)	(0.03)		(0.09)	(0.03)	0.01	0.01	0.04

Net realized and unrealized gain (loss)	(5.19)		3.44	4.78	3.43	(0.18)	4.76

Total from investment operations	(5.22)		3.35	4.75	3.44	(0.17)	4.80

Distributions to shareholders from net investment income	—		—	—	(0.01)	—	(0.05)

Distributions to shareholders from net realized gains	—		(2.21)	(1.25)	(1.30)	(9.73)	(0.86)

Total distributions	—		(2.21)	(1.25)	(1.31)	(9.73)	(0.91)

Net asset value, end of period	$11.33		$16.55	$15.41	$11.91	$9.78	$19.68

Total Return(b)	(31.54)%		21.56%	39.98%	35.32%	(1.32)%	30.36%

Net assets, end of period (in 000’s)	$117,914		$262,782	$257,714	$241,375	$139,414	$425,679

Ratio of net expenses to average net assets	0.99	%(c)	0.98%	0.99%	1.02%	0.99%	1.01%

Ratio of total expenses to average net assets	1.06	%(c)	1.04%	1.06%	1.10%	1.07%	1.07%

Ratio of net investment income (loss) to average net assets	(0.50	)%(c)	(0.52)%	(0.24)%	0.04%	0.04%	0.23%

Portfolio turnover rate(d)	17%		20%	45%	44%	41%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Institutional Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$20.06		$20.08	$17.93	$15.03	$19.41	$17.65

Net investment income(a)	0.06		0.18	0.15	0.21	0.22	0.28

Net realized and unrealized gain (loss)	(4.34)		5.61	2.98	3.57	(1.38)	3.98

Total from investment operations	(4.28)		5.79	3.13	3.78	(1.16)	4.26

Distributions to shareholders from net investment income	—		(0.19)	(0.16)	(0.23)	(0.25)	(0.28)

Distributions to shareholders from net realized gains	—		(5.62)	(0.82)	(0.65)	(2.97)	(2.22)

Total distributions	—		(5.81)	(0.98)	(0.88)	(3.22)	(2.50)

Net asset value, end of period	$15.78		$20.06	$20.08	$17.93	$15.03	$19.41

Total Return(b)	(21.34)%		29.41%	17.49%	25.21%	(6.19)%	24.07%

Net assets, end of period (in 000’s)	$247,132		$317,468	$267,592	$256,930	$235,553	$277,952

Ratio of net expenses to average net assets	0.56	%(c)	0.55%	0.56%	0.58%	0.58%	0.62%

Ratio of total expenses to average net assets	0.71	%(c)	0.71%	0.75%	0.76%	0.73%	0.70%

Ratio of net investment income to average net assets	0.73	%(c)	0.81%	0.85%	1.24%	1.12%	1.42%

Portfolio turnover rate(d)	100%		206%	203%	187%	160%	184%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS VARIABLE INSURANCE TRUST U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Service Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021	2020	2019	2018	2017

Per Share Data

Net asset value, beginning of period	$20.23		$20.21	$18.04	$15.12	$19.48	$17.71

Net investment income(a)	0.05		0.14	0.12	0.18	0.18	0.24

Net realized and unrealized gain (loss)	(4.38)		5.64	2.99	3.58	(1.37)	3.99

Total from investment operations	(4.33)		5.78	3.11	3.76	(1.19)	4.23

Distributions to shareholders from net investment income	—		(0.14)	(0.12)	(0.19)	(0.20)	(0.24)

Distributions to shareholders from net realized gains	—		(5.62)	(0.82)	(0.65)	(2.97)	(2.22)

Total distributions	—		(5.76)	(0.94)	(0.84)	(3.17)	(2.46)

Net asset value, end of period	$15.90		$20.23	$20.21	$18.04	$15.12	$19.48

Total Return(b)	(21.40)%		29.11%	17.27%	24.93%	(6.36)%	23.80%

Net assets, end of period (in 000’s)	$44,365		$61,849	$54,149	$55,201	$53,208	$142,210

Ratio of net expenses to average net assets	0.77	%(c)	0.77%	0.77%	0.79%	0.79%	0.82%

Ratio of total expenses to average net assets	0.96	%(c)	0.93%	1.00%	1.01%	0.97%	0.95%

Ratio of net investment income to average net assets	0.51	%(c)	0.60%	0.63%	1.03%	0.88%	1.21%

Portfolio turnover rate(d)	100%		206%	203%	187%	160%	184%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Notes to Financial Statements

June 30, 2022 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Equity Index	Service	Diversified
International Equity Insights	Institutional and Service	Diversified
Large Cap Value	Institutional and Service	Diversified
Mid Cap Growth*	Institutional and Service	Diversified
Mid Cap Value	Institutional and Service	Diversified
Small Cap Equity Insights	Institutional and Service	Diversified
Strategic Growth	Institutional and Service	Non-Diversified
U.S. Equity Insights	Institutional and Service	Diversified

*	Effective April 29, 2022, the Fund changed its name from Growth Opportunities to Mid Cap Growth.

Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.   Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivatives contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses

73

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.   Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price

74

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Fair Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an

75

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2022:

EQUITY INDEX FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$205,021	$—	$—
Europe	950,817	—	—
North America	165,803,882	—	—

Total	$166,959,720	$—	$—

Derivative Type

Assets(b)
Futures Contracts	$9,145	$—	$—

INTERNATIONAL EQUITY INSIGHTS FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$787,756	$—
Asia	47,250	24,134,820	—
Europe	779,196	49,415,062	—
North America	1,371,369	2,741,046	—
Oceania	869,006	8,621,197	—
Securities Lending Reinvestment Vehicle	1,270,901	—	—

Total	$4,337,722	$85,699,881	$—

Derivative Type

Liabilities(b)
Futures Contracts	$(10,528)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third party fair value service for certain international equity securities resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

76

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

LARGE CAP VALUE FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$10,446,919	$—	$—
North America	367,047,212	—	—
Investment Company	2,738,674	—	—

Total	$380,232,805	$—	$—

MID CAP GROWTH FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$523,991	$—	$—
North America	47,451,235	—	—
Investment Company	3,320,691	—	—
Securities Lending Reinvestment Vehicle	465,693	—	—

Total	$51,761,610	$—	$—

MID CAP VALUE FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$6,644,968	$—	$—
North America	364,833,720	—	—
Investment Company	1,408,277	—	—

Total	$372,886,965	$—	$—

SMALL CAP EQUITY INSIGHTS FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Africa	$561,927	$—	$—
Asia	538,352	—	—
Europe	1,216,427	—	—
North America	98,886,118	—	—
Investment Company	1,133,027	—	—
Securities Lending Reinvestment Vehicle	1,451,080	—	—

Total	$103,786,931	$—	$—

Derivative Type

Liabilities(b)
Futures Contracts	$(93,727)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

(b)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRATEGIC GROWTH FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$4,052,562	$—	$—
North America	234,187,318	—	—
Investment Company	6,641,484	—	—

Total	$244,881,364	$—	$—

U.S. EQUITY INSIGHTS FUND
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Europe	$619,515	$—	$—
North America	287,906,208	—	—

Total	$288,525,723	$—	$—

Derivative Type

Liabilities(b)
Futures Contracts	$(16,603)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4.    INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2022. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Equity Index	Equity	Variation margin on futures contracts	$9,145	—	$—
International Equity Insights	Equity	—	—	Variation margin on futures contracts	(10,528)
Small Cap Equity Insights	Equity	—	—	Variation margin on futures contracts	(93,727)
U.S. Equity Insights	Equity	—	—	Variation margin on futures contracts	(16,603)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of June 30, 2022 is reported within the Statements of Assets and Liabilities.

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4.    INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2022. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Equity Index

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(186,421)	$(4,758)

International Equity Insights

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(67,015)	$(13,316)

Small Cap Equity Insights

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(220,895)	$(103,902)

U.S. Equity Insights

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$68,697	$(16,603)

For the six months ended June 30, 2022, the relevant values for each derivative type were as follows:

Average Number of Contracts(1)
Fund	Futures Contracts
Equity Index	5
International Equity Insights	22
Small Cap Equity Insights	15
U.S. Equity Insights	7

(1)

Amounts disclosed represent average number of contracts for futures contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the six months ended June 30, 2022.

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Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreements — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2022, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
International Equity Insights	0.81%	0.73%	0.69%	0.68%	0.67%	0.81%	0.80	%*#
Large Cap Value	0.72	0.65	0.62	0.60	0.59	0.72	0.68	*
Mid Cap Growth	0.87	0.87	0.78	0.74	0.73	0.87	0.81	*
Mid Cap Value	0.77	0.77	0.69	0.66	0.65	0.77	0.77
Small Cap Equity Insights	0.70	0.70	0.63	0.60	0.59	0.70	0.70
Strategic Growth	0.71	0.64	0.61	0.59	0.58	0.71	0.71
U.S. Equity Insights	0.62	0.59	0.56	0.55	0.54	0.62	0.54	*

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

*

GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate as defined in the Funds’ most recent prospectus. This waiver will remain in effect through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

#	GSAM began waiving management fees on International Equity Insights to 0.79% effective April 29, 2022.

The International Equity Insights, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2022, with respect to the Funds’ investments in an affiliated Underlying Fund GSAM waived $2,103, $1,551, $3,182, $642, and $2,193 of the Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Equity Insights, and Strategic Growth Funds’ management fees, respectively.

The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.54% as an annual percentage rate of the U.S. Equity Insights Fund’s average daily net assets.

The Agreement for the Equity Index Fund provides for a contractual management fee at an annual rate equal to 0.30% of the Fund’s average daily net assets. The Investment Adviser has agreed to waive a portion of the management fee equal to 0.09% of the annual contractual rate applicable to the Equity Index Fund’s average daily net assets between $0 and $400 million and 0.10% of the annual contractual rate applicable to the Fund’s average daily net assets in excess of $400 million. This management fee waiver will remain in effect through at least April 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For the six months ended June 30, 2022, the Fund paid GSAM an Effective Net Management Rate of 0.21%.

As authorized by the Agreement for the Equity Index Fund, GSAM has entered into a Sub-advisory Agreement with SSgA Funds Management, Inc. (“SSgA”) which serves as the sub-adviser to the Fund and provides the day-to-day advice regarding the Fund’s portfolio transactions. As compensation for its services, SSgA is entitled to a fee, accrued daily and paid monthly by GSAM, at the following annual rates of the Fund’s average daily net assets: 0.03% on the first $50 million, 0.02% on the next $200 million, 0.01% on the next $750 million and 0.008% over $1 billion. The effective Sub-advisory fee was 0.02% for the six months ended June 30, 2022.

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5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Service Shares of each Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Service Shares. For the six months ended June 30, 2022 for the U.S. Equity Insights Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.21% of average daily net assets of the Fund. For the six months ended June 30, 2022 for the Mid Cap Growth Fund, Goldman Sachs agreed to waive distribution and services fees so as not to exceed an annual rate of 0.15% of average daily net assets of the Fund. These distribution and service fee waivers will remain in place through at least April 29, 2023, and prior to such date Goldman Sachs may not terminate the arrangement without the approval of the Trustees.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate of 0.02% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive its transfer agency fee attributable to the Service Shares of the Large Cap Value Fund. This arrangement will remain in place through at least April 29, 2023, and prior to such date Goldman Sachs may not terminate the arrangement without approval of the Board of Trustees.

D.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Equity Index, International Equity Insights, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds are 0.004%, 0.004%, 0.004%, 0.004%, 0.054%, 0.094%, 0.014% and 0.004%, respectively. Prior to April 29, 2022, the Other Expense limitation was 0.044% for the International Equity Insights Fund. These Other Expense limitations will remain in place through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2022, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Distribution and Service Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursement	Total Expense Reductions
Equity Index	$86,391	$—	$—	$108,413	$194,804
International Equity Insights	3,359	—	—	63,008	66,367
Large Cap Value	89,895	—	27,554	114,428	231,877
Mid Cap Growth	19,098	28,710	—	71,368	119,176
Mid Cap Value	3,182	—	—	18,164	21,346
Small Cap Equity Insights	642	—	—	71,201	71,843
Strategic Growth	2,193	—	—	96,122	98,315
U.S. Equity Insights	133,511	10,548	—	110,333	254,392

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Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

5.    AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Line of Credit Facility — As of June 30, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

F.  Other Transactions with Affiliates — For the six months ended June 30, 2022, Goldman Sachs earned $553 and $344 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Large Cap Value and Mid Cap Growth Funds, respectively.

The following table provides information about the investment in shares of issuers of which a Fund is an affiliate as of and for the six months ended June 30, 2022:

Fund	Name of Affiliated Issuer	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Ending Value as of June 30, 2022	Shares as of June 30, 2022	Dividend Income
Equity Index	Goldman Sachs Group, Inc. (The)	$711,926	$—	$(28,146)	$7,776	$(164,048)	$527,508	1,776	$7,182

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2022:

Fund	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2022	Shares as of June 30, 2022	Dividend Income
International Equity Insights	$—	$6,725,016	$(6,725,016)	$—	$—	$85
Large Cap Value	2,751,464	43,101,833	(43,114,623)	2,738,674	2,738,674	5,011
Mid Cap Growth	933,690	11,914,035	(9,527,034)	3,320,691	3,320,691	5,678
Mid Cap Value	4,761,405	64,309,128	(67,662,256)	1,408,277	1,408,277	8,621
Small Cap Equity Insights	—	11,023,078	(9,890,051)	1,133,027	1,133,027	2,386
Strategic Growth	4,509,290	31,457,808	(29,325,614)	6,641,484	6,641,484	8,742
U.S. Equity Insights	—	4,853,670	(4,853,670)	—	—	116

As of June 30, 2022, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 5% of the Institutional Shares of the Mid Cap Growth Fund.

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6.    PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2022, were as follows:

Fund	Purchases	Sales and Maturities
Equity Index	$1,023,234	$10,486,747
International Equity Insights	88,519,198	83,155,522
Large Cap Value	116,965,642	162,664,830
Mid Cap Growth	22,419,481	27,665,927
Mid Cap Value	205,349,473	294,361,460
Small Cap Equity Insights	100,318,139	98,524,360
Strategic Growth	54,451,297	138,778,805
U.S. Equity Insights	335,356,221	343,896,914

7.    SECURITIES LENDING

The Large Cap Value, Mid Cap Growth, Mid Cap Value and Strategic Growth Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Equity Index, International Equity Insights, Small Cap Equity Insights and U. S. Equity Insights Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Equity Index, International Equity Insights, Large Cap Value, Mid Cap Growth, Mid Cap Value, Small Cap Equity Insights, Strategic Growth and U.S. Equity Insights Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will, and BNYM may, exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the

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Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

7.    SECURITIES LENDING (continued)

Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds, GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds’ for the six months ended June 30, 2022, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended June 30, 2022		Amounts payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2022
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Equity Index	$3	$13	$—
International Equity Insights	886	—	—
Small Cap Equity Insights	1,218	781	172,125

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended June 30, 2022:

Fund	Beginning Value as of December 31, 2021	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2022
Equity Index	$—	$336,000	$(336,000)	$—
International Equity Insights	—	11,649,993	(10,379,092)	1,270,901
Large Cap Value	—	3,126,169	(3,126,169)	—
Mid Cap Growth	688,836	3,929,020	(4,152,163)	465,693
Mid Cap Value	—	4,546,726	(4,546,726)	—
Small Cap Equity Insights	1,845,983	8,304,536	(8,699,439)	1,451,080
Strategic Growth	858,041	5,305,308	(6,163,349)	—

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8.    TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2021, the Funds’ certain timing differences, on a tax-basis were as follows:

	Equity Index	International Equity Insights	Large Cap Value	Mid Cap Growth
Timing differences (Real Estate Investment Trusts, late year ordinary loss deferral, post October loss deferral, and straddle loss deferrals)	$4,736	$(215,504)	$53,518	$2,663

	Mid Cap Value	Small Cap Equity Insights	Strategic Growth	U.S. Equity Insights
Timing differences (Real Estate Investment Trusts, late year ordinary loss deferral, post October loss deferral, and straddle loss deferrals)	$122,921	$(229,579)	$—	$4,020

As of June 30, 2022, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Equity Index	International Equity Insights	Large Cap Value	Mid Cap Growth
Tax cost	$51,856,516	$97,550,719	$348,929,607	$51,019,748
Gross unrealized gain	121,898,467	2,782,014	59,836,421	7,079,321
Gross unrealized loss	(6,795,263)	(10,295,130)	(28,533,223)	(6,337,459)
Net unrealized gain (loss)	$115,103,204	$(7,513,116)	$31,303,198	$741,862

	Mid Cap Value	Small Cap Equity Insights	Strategic Growth	U.S. Equity Insights
Tax cost	$349,655,838	$113,908,735	$137,053,896	$265,702,158
Gross unrealized gain	49,350,411	5,075,249	119,190,800	47,187,285
Gross unrealized loss	(26,119,284)	(15,197,053)	(11,363,332)	(24,363,720)
Net unrealized gain (loss)	$23,231,127	$(10,121,804)	$107,827,468	$22,823,565

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences in the tax treatment of real estate investment trust investments and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9.    OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — A Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment

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Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

9.    OTHER RISKS (continued)

techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable

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9.    OTHER RISKS (continued)

conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund`s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-Diversification Risk — The Strategic Growth Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

10.    INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11.    SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

12.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Equity Index Fund
	For the Six Months Ended June 30, 2022 (Unaudited)		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Service Shares
Shares sold	27,960	$558,638	361,708	$8,243,921
Reinvestment of distributions	—	—	720,711	16,050,234
Shares redeemed	(552,466)	(11,326,957)	(1,070,042)	(23,750,642)
NET INCREASE (DECREASE)	(524,506)	$(10,768,319)	12,377	$543,513

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Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

12.    SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Insights Fund
	For the Six Months Ended June 30, 2022 (Unaudited)		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	1,223,952	$10,266,700	1,279,391	$12,019,024
Reinvestment of distributions	—	—	363,020	3,288,959
Shares redeemed	(460,725)	(3,851,682)	(559,940)	(5,229,023)
	763,227	6,415,018	1,082,471	10,078,960
Service Shares
Shares sold	392,437	3,580,740	272,671	2,522,185
Reinvestment of distributions	—	—	245,317	2,232,384
Shares redeemed	(830,815)	(7,308,649)	(1,206,056)	(11,158,115)
	(438,378)	(3,727,909)	(688,068)	(6,403,546)

NET INCREASE	324,849	$2,687,109	394,403	$3,675,414

	Large Cap Value Fund
	For the Six Months Ended June 30, 2022 (Unaudited)		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	544,739	$5,197,846	1,017,136	$10,601,007
Reinvestment of distributions	—	—	2,432,740	23,694,892
Shares redeemed	(2,066,391)	(20,008,198)	(2,709,781)	(28,139,387)
	(1,521,652)	(14,810,352)	740,095	6,156,512
Service Shares
Shares sold	380,878	3,618,477	603,933	6,315,252
Reinvestment of distributions	—	—	4,106,597	40,039,323
Shares redeemed	(3,731,862)	(35,619,550)	(6,168,949)	(63,721,719)
	(3,350,984)	(32,001,073)	(1,458,419)	(17,367,144)

NET DECREASE	(4,872,636)	$(46,811,425)	(718,324)	$(11,210,632)

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12.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Mid Cap Growth Fund
	For the Six Months Ended June 30, 2022 (Unaudited)		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	82,652	$879,904	20,939	$308,042
Reinvestment of distributions	—	—	5,182	67,989
Shares redeemed	—	—	—	—
	82,652	879,904	26,121	376,031
Service Shares
Shares sold	431,616	4,080,851	231,649	3,064,331
Reinvestment of distributions	—	—	1,090,968	13,375,264
Shares redeemed	(752,540)	(7,909,745)	(1,240,070)	(17,004,840)
	(320,924)	(3,828,894)	82,547	(565,245)

NET INCREASE (DECREASE)	(238,272)	$(2,948,990)	108,668	$(189,214)

	Mid Cap Value Fund
	For the Six Months Ended June 30, 2022 (Unaudited)		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	365,810	$6,636,578	543,557	$10,751,501
Reinvestment of distributions	—	—	2,669,991	51,237,122
Shares redeemed	(1,503,935)	(27,535,524)	(2,580,959)	(51,043,863)
	(1,138,125)	(20,898,946)	632,589	10,944,760
Service Shares
Shares sold	1,421,193	26,770,358	135,902	2,703,427
Reinvestment of distributions	—	—	1,143,905	22,180,324
Shares redeemed	(5,503,767)	(97,765,134)	(1,838,658)	(36,501,072)
	(4,082,574)	(70,994,776)	(558,851)	(11,617,321)

NET INCREASE (DECREASE)	(5,220,699)	$(91,893,722)	73,738	$(672,561)

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Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

12.    SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Equity Insights Fund
	For the Six Months Ended June 30, 2022 (Unaudited)		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	669,236	$7,873,828	1,618,659	$25,450,651
Reinvestment of distributions	—	—	1,829,510	23,948,283
Shares redeemed	(677,990)	(7,927,373)	(1,420,214)	(22,244,412)
	(8,754)	(53,545)	2,027,955	27,154,522
Service Shares
Shares sold	335,067	3,769,260	362,412	5,522,021
Reinvestment of distributions	—	—	360,051	4,659,058
Shares redeemed	(105,706)	(1,192,840)	(299,332)	(4,633,346)
	229,361	2,576,420	423,131	5,547,733

NET INCREASE	220,607	$2,522,875	2,451,086	$32,702,255

	Strategic Growth Fund
	For the Six Months Ended June 30, 2022 (Unaudited)		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	354,997	$4,689,582	481,598	$7,976,739
Reinvestment of distributions	—	—	1,313,700	22,122,701
Shares redeemed	(453,379)	(6,162,976)	(1,421,500)	(24,042,181)
	(98,382)	(1,473,394)	373,798	6,057,259
Service Shares
Shares sold	485,763	6,250,350	406,058	6,769,145
Reinvestment of distributions	—	—	1,866,601	31,302,896
Shares redeemed	(5,955,675)	(86,847,828)	(3,121,407)	(52,908,517)
	(5,469,912)	(80,597,478)	(848,748)	(14,836,476)

NET DECREASE	(5,568,294)	$(82,070,872)	(474,950)	$(8,779,217)

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12.    SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Insights Fund
	For the Six Months Ended June 30, 2022 (Unaudited)		For the Fiscal Year Ended December 31, 2021
	Shares	Dollars	Shares	Dollars
Institutional Shares
Shares sold	792,214	$14,013,277	887,900	$20,340,436
Reinvestment of distributions	—	—	3,644,075	71,715,395
Shares redeemed	(955,468)	(17,182,587)	(2,036,401)	(46,216,943)
	(163,254)	(3,169,310)	2,495,574	45,838,888
Service Shares
Shares sold	28,708	520,786	163,388	3,720,849
Reinvestment of distributions	—	—	687,514	13,647,143
Shares redeemed	(294,938)	(5,265,731)	(474,227)	(10,887,216)
	(266,230)	(4,744,945)	376,675	6,480,776

NET INCREASE (DECREASE)	(429,484)	$(7,914,255)	2,872,249	$52,319,664

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Statement Regarding Basis for Approval of Management Agreements (Unaudited)

Background

The Goldman Sachs Equity Index, Goldman Sachs Mid Cap Growth (formerly, Goldman Sachs Growth Opportunities Fund), Goldman Sachs International Equity Insights, Goldman Sachs Mid Cap Value, Goldman Sachs Large Cap Value, Goldman Sachs Small Cap Equity Insights, Goldman Sachs Strategic Growth, and Goldman Sachs U.S. Equity Insights (the “Funds”) are investment portfolios of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds and the sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreements, the “Agreements”) between the Investment Adviser and SSgA Funds Management, Inc. (the “Sub-Adviser”) on behalf of the Equity Index Fund.

The Agreements were most recently approved for continuation until June 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Agreements were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and in the case of the Mid Cap Value Fund, Strategic Growth Fund, and U.S. Equity Insights Fund, a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;

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Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Agreements and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending (in the case of the Equity Index Fund, International Equity Insights Fund, Small Cap Equity Insights Fund, and U.S. Equity Insights Fund), portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices (in the case of the Equity Index Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Value Fund, and Strategic Growth Fund), other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (including the Sub-Adviser for the Equity Index Fund), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Agreements; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Agreements

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates (including, with respect to the Equity Index Fund, the Investment Adviser’s oversight of the Sub-Adviser). The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The

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Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2021, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2022. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the performance of the Mid Cap Value Fund, Strategic Growth Fund, and U.S. Equity Insights Fund to that of composites of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. In the case of International Equity Insights Fund, Small Cap Equity Insights Fund, and U.S. Equity Insights Fund, they noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees noted that the Equity Index Fund’s Service Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2022. They also observed that the amount that the Equity Index Fund underperformed the benchmark index was approximately equal to Fund fees and expenses for the one-, three-, five-, and ten-year periods ended March 31, 2022. They considered that the Mid Cap Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods, and in the third quartile for the one- and ten-year periods, and had outperformed the Fund’s benchmark index for the three- and five-year periods and underperformed for the one- and ten-year period ended March 31, 2022. The Trustees observed that the International Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period, and in the third quartile for the three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2022. They noted that the Mid Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods, and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2022. The Trustees considered that the Large Cap Value Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period, in the third quartile for the three- and ten-year periods, and in the fourth quartile for the five-year period, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2022. They observed that the Small Cap Equity Insights Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-, five-, and ten-year periods, and in the fourth quartile for the three-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2022. They considered that the Strategic Growth Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2022. The Trustees observed that the U.S. Equity Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and ten-year periods, and in the third quartile for the three- and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Agreements and the fee rates payable by each Fund under the Management Agreement and, with respect to the Equity Index Fund, payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

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Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and (with the exception of the Equity Index Fund) breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Mid Cap Growth Fund that would have the effect of decreasing total Fund expenses, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds (with the exception of the Equity Index Fund) at the following annual percentage rates of the average daily net assets of the Funds:

	International Equity Insights Fund	Large Cap Value Fund	Strategic Growth Fund	U.S. Equity Insights Fund

First $1 billion	0.81%	0.72%	0.71%	0.62%

Next $1 billion	0.73	0.65	0.64	0.59

Next $3 billion	0.69	0.62	0.61	0.56

Next $3 billion	0.68	0.60	0.59	0.55

Over $8 billion	0.67	0.59	0.58	0.54

	Mid Cap Growth Fund	Mid Cap Value Fund	Small Cap Equity Insights Fund

First $2 billion	0.87%	0.77%	0.70%

Next $3 billion	0.78	0.69	0.63

Next $3 billion	0.74	0.66	0.60

Over $8 billion	0.73	0.65	0.59

95

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fee (with respect to the Equity Index Fund, Mid Cap Growth Fund, International Equity Insights Fund, Large Cap Value Fund, and U.S. Equity Insights Fund) and to limit certain expenses of the Funds that exceed specified levels as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the Large Cap Value Fund and the distribution and service fees paid by the Mid Cap Growth Fund’s Service Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

With respect to the Equity Index Fund, the Trustees noted that, while its Management Agreement did not have fee breakpoints, the Investment Adviser had agreed to waive a portion of its management fee in order to achieve the following effective rates: 0.21% on the first $400 million of average daily net assets and 0.20% of average daily net assets in excess of $400 million. The Trustees noted that, in addition to the Investment Adviser’s management fee waiver mentioned above, the Fund’s total expenses were further reduced by the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Equity Index Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Value Fund, and Strategic Growth Fund; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for the Equity Index Fund, International Equity Insights Fund, Small Cap Equity Insights Fund, and U.S. Equity Insights Fund and fees earned by the Investment Adviser for managing the fund in which the Funds’ securities lending cash collateral of the Mid Cap Growth Fund, Mid Cap Value Fund, Large Cap Value Fund, and Strategic Growth Fund is invested; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the ability of the Equity Index Fund, International Equity Insights Fund, Small Cap Equity Insights Fund, and U.S. Equity Insights Fund to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and

96

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)

(i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Agreements should be approved and continued with respect to each Fund until June 30, 2023.

97

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Sub-Advisory Agreement for the Equity Index Fund

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement and Investment Performance. In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Sub-Adviser. In evaluating the nature, extent, and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Equity Index Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and organizational structure; (b) experience in index investing and track record in tracking the performance of the Fund’s benchmark in line with the investment objective of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. The Trustees reviewed the services provided to the Fund under the Sub-Advisory Agreement. They noted that the Fund’s Service Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2022.

Costs of Services Provided. The Trustees reviewed the terms of the Sub-Advisory Agreement, including the schedule of fees payable to the Sub-Adviser. They considered the breakpoints in the sub-advisory fee rate payable under the Sub-Advisory Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Sub-Advisory Fee Annual Rate

First $50 Million	0.030%

Next $200 Million	0.020

Next $750 Million	0.010

Over $1 Billion	0.008

The Trustees noted that the Sub-Adviser’s compensation is paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser does not increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and the significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and the Sub-Adviser, as well as the management fee waivers and expense limitations that substantially reduce the fees retained by the Investment Adviser.

Conclusion. After deliberation and consideration of the information provided, the Trustees concluded that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Equity Index Fund is reasonable in light of the services to be provided by the Sub-Adviser and the Fund’s reasonably foreseeable asset levels, and that the Sub-Advisory Agreement should be approved and continued until June 30, 2023.

98

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 8-9, 2022, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

99

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Impact of Russian Invasion of Ukraine (Unaudited)

The Russian invasion of Ukraine has negatively affected the global economy and has resulted in significant disruptions in financial markets and increased macroeconomic uncertainty. In addition, governments around the world have responded to Russia’s invasion by imposing economic sanctions and export controls on certain industry sectors, companies and individuals in or associated with Russia. Russia has imposed its own restrictions against investors and countries outside Russia and has proposed additional measures aimed at non-Russian-owned businesses. Businesses in the U.S. and globally have experienced shortages in materials and increased costs for transportation, energy and raw materials due, in part, to the negative effects of the war on the global economy. The escalation or continuation of the war between Russia and Ukraine or other hostilities presents heightened risks relating to cyber-attacks, the frequency and volume of failures to settle securities transactions, supply chain disruptions, inflation, as well as the potential for increased volatility in commodity, currency and other financial markets. The extent and duration of the war, sanctions and resulting market disruptions, as well as the potential adverse consequences for the Funds’ operations are difficult to predict.

100

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Fund Expenses — Six Month Period Ended June 30, 2022 (Unaudited)

As a shareholder of Institutional or Service Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 through June 30, 2022, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Equity Index Fund				International Equity Insights Fund				Large Cap Value Fund				Mid Cap Growth Fund
Share Class	Beginning Account Value 1/1/22	Ending Account Value 6/30/22		Expenses Paid for the 6 months ended 6/30/2022*	Beginning Account Value 1/1/22	Ending Account Value 6/30/22		Expenses Paid for the 6 months ended 6/30/2022*	Beginning Account Value 1/1/22	Ending Account Value 6/30/22		Expenses Paid for the 6 months ended 6/30/2022*	Beginning Account Value 1/1/22	Ending Account Value 6/30/22		Expenses Paid for the 6 months ended 6/30/2022*
Institutional

Actual	N/A	N/A		N/A	$1,000.00	$818.78		$3.83	$1,000.00	$869.61		$3.24	$1,000.00	$686.59		$3.55
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,020.58	+	4.26	1,000.00	1,021.32	+	3.51	1,000.00	1,020.58	+	4.26
Service

Actual	$1,000.00	797.70		2.14	1,000.00	818.48		5.00	1,000.00	867.74		4.31	1,000.00	686.07		4.10
Hypothetical 5% return	1,000.00	1,022.41	+	2.41	1,000.00	1,019.29	+	5.56	1,000.00	1,020.18	+	4.66	1,000.00	1,019.93	+	4.91

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Service Shares
Equity Index Fund	N/A	0.48%
International Equity Insights Fund	0.85%	1.11
Large Cap Value Fund	0.70	0.93
Mid Cap Growth Fund	0.85	0.98

101

GOLDMAN SACHS VARIABLE INSURANCE TRUST EQUITY FUNDS

Fund Expenses — Six Month Period Ended June 30, 2022 (Unaudited) (continued)

As a shareholder of Institutional or Service Shares of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees (with respect to Service and Advisor Shares) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Institutional Shares and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 through June 30, 2022, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Funds you do not incur any transaction costs, such as sales charges, redemption fees, or exchange fees, but shareholders of other funds may incur such costs. The second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

	Mid Cap Value Fund				Small Cap Equity Insights Fund				Strategic Growth Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 1/1/22	Ending Account Value 6/30/22		Expenses Paid for the 6 months ended 6/30/2022*	Beginning Account Value 1/1/22	Ending Account Value 6/30/22		Expenses Paid for the 6 months ended 6/30/2022*	Beginning Account Value 1/1/22	Ending Account Value 6/30/22		Expenses Paid for the 6 months ended 6/30/2022*	Beginning Account Value 1/1/22	Ending Account Value 6/30/22		Expenses Paid for the 6 months ended 6/30/2022*
Institutional

Actual	$1,000.00	$834.53		$3.78	$1,000.00	$776.76		$3.57	$1,000.00	$685.51		$3.09	$1,000.00	$786.64		$2.48
Hypothetical 5% return	1,000.00	1,020.68	+	4.16	1,000.00	1,020.78	+	4.06	1,000.00	1,021.12	+	3.71	1,000.00	1,022.02	+	2.81
Service

Actual	1,000.00	833.67		4.96	1,000.00	775.72		4.67	1,000.00	684.59		4.14	1,000.00	785.96		3.41
Hypothetical 5% return	1,000.00	1,019.39	+	5.46	1,000.00	1,019.54	+	5.31	1,000.00	1,019.89	+	4.96	1,000.00	1,020.98	+	3.86

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional Shares	Service Shares
Mid Cap Value Fund	0.83%	1.09%
Small Cap Equity Insights Fund	0.81	1.06
Strategic Growth Fund	0.74	0.99
U.S. Equity Insights Fund	0.56	0.77

102

TRUSTEES	OFFICERS
Jessica Palmer, Chair	James A. McNamara, President
Dwight L. Bush	Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary
Kathryn A. Cassidy
John G. Chou
Diana M. Daniels
Joaquin Delgado
Eileen H. Dowling
James A. McNamara
Gregory G. Weaver
Paul C. Wirth

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York,

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transactions or matters addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Fund holdings and allocations shown are as of June 30, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Funds are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider a Fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Funds.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust Funds.

© 2022 Goldman Sachs. All rights reserved.

VITEQTYSAR-22 287746-OTU-08/2022

Goldman

Sachs Variable Insurance Trust

Goldman Sachs Government

Money Market Fund

Semi-Annual Report

June 30, 2022

Goldman Sachs Government Money Market Fund

TABLE OF CONTENTS

Market Review	1

Schedule of Investments	4

Financial Statements	7

Financial Highlights	10

Notes to Financial Statements	12

Other Information	23

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of the bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

MARKET REVIEW

VIT Government Money Market Fund

The following are highlights both of key factors affecting the money markets and of any key changes made to the Goldman Sachs VIT Government Money Market Fund (the “Fund”) during the six months ended June 30, 2022 (the “Reporting Period”). A fuller review will appear in the Fund’s annual shareholder report covering the 12 months ended December 31, 2022.

Market and Economic Review

•	U.S. Federal Reserve (“Fed”) policy had the greatest influence on the money markets during the Reporting Period.

•

When the Reporting Period began in December 2021, the Fed maintained the targeted federal funds (“fed funds”) rate in a range between 0% and 0.25% but signaled the possibility of a more aggressive interest rate hike path amid continuing inflationary pressures.

•

In March 2022, Fed policymakers hiked short-term interest rates, raising the targeted fed funds rate by 25 basis points in the first U.S. rate increase since the end of 2018. (A basis point is 1/100th of a percentage point.)

•	Fed officials forecast six more rate hikes by the end of 2022.

•	Fed Chair Jerome Powell asserted a need to “move expeditiously” along the path to monetary policy normalization given persistently elevated inflation.

•	The Fed acknowledged inflationary pressures could be exacerbated by ongoing geopolitical tensions, such as those surrounding Russia’s invasion of Ukraine.

•	In May 2022, as widely anticipated, the Fed lifted the targeted fed funds rate by 50 basis points to a range between 0.75% and 1.00%.

•

On June 15, 2022, Fed policymakers raised the targeted fed funds rate by another 75 basis points to a range between 1.50% to 1.75% — the largest single rate increase since 1994 — and signaled they would likely continue tightening monetary policy at an aggressive pace as it seeks to tackle persistently elevated inflation.

•	It was announced in June that after coming down slightly in April 2022, the Consumer Price Index hit a new four-decade high of 8.6% in May 2022.

•	At the June meeting, the Fed reinforced that its policymakers were “highly attentive” to inflation risks and were “strongly committed to returning inflation to its 2% objective” this calendar year.

•

The median dot plot projection at the end of June called for a federal funds rate midpoint of 3.4% by the end of 2022, an increase of 150 basis points since March 2022 and of 250 basis points since December 2021. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee (“FOMC”).)

•	During the Reporting Period overall, the Fed scaled back its large-scale asset purchase program, ending it entirely in March 2022.

•

In May 2022, the Fed announced it would start reducing the size of its balance sheet beginning June 1, 2022 but expected to maintain ample reserves to ensure it could continue to effectively control short-term interest rates.

•

Since June 1, 2022, the Fed has progressively been phasing in a run-off cap of $95 billion. (To ensure a gradual decline in the balance sheet, the monthly amounts of securities that were allowed to mature and not be replaced were capped, and amounts above the cap would be reinvested and left on the balance sheet.)

•	The money market yield curve steepened during the Reporting Period, as the Fed raised short-term interest rates.

•	In this environment, the yields of money market funds increased significantly.

Fund Changes and Highlights

No material changes were made to the Fund during the Reporting Period.

1

FUND BASICS

Government Money Market Fund

as of June 30, 2022

PERFORMANCE REVIEW1

January 1, 2022 – June 30, 2022	Fund Total Return (based on NAV)[2]	SEC 7-Day Current Yield[3]	iMoneyNet Institutional Average[4]
Institutional Shares	0.17%	1.37%	0.24%
Service Shares	0.10	1.12	0.24

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment returns will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]

The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The performance shown above reflects any waivers or reimbursements that were in effect for all or a portion of the periods shown. When waivers or reimbursements are in place, the Fund’s operating expenses are reduced and the Fund’s yield and total returns to the shareholder are increased.

[2]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s total return reflects the reinvestment of dividends and other distributions.

[3]

The SEC 7-Day Current Yield is calculated in accordance with securities industry regulations and does not include net capital gains. SEC 7-Day Current Yield may differ slightly from the actual distribution rate of the Fund because of the exclusion of distributed capital gains, which are non-recurring. The SEC 7-Day Current Yield more closely reflects the Fund’s current earnings than do the Fund Total Return figures.

[4]

Source: iMoneyNet, Inc. June 2022. The iMoneyNet Institutional Average represents total return. Government & Agencies Institutional — Category includes the most broadly based of the government institutional funds. These funds may generally invest in U.S. treasuries, U.S. agencies, repurchase agreements, or government-backed floating rate notes.

YIELD SUMMARY AS OF JUNE 30, 2022

Funds	7-Day Dist. Yield[5]	SEC 7-Day Effective Yield[6]	30-Day Average Yield[7]	Weighted Avg. Maturity (days)[8]	Weighted Avg. Life (days)[9]
Institutional Shares	1.34%	1.38%	0.99%	5	48
Service Shares	1.09	1.13	0.74	5	48

The Yields represent past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance quoted above.

Yields reflect fee waivers and expense limitations in effect and will fluctuate as market conditions change. Please visit our Web site at www.GSAMFUNDS.com to obtain the most recent month-end performance.

[5]

The 7-Day Distribution Yield is an annualized measure of the Fund’s dividends per share, divided by the price per share. This yield includes capital gain/loss distribution, if any. This is not an SEC Yield.

[6]

The SEC 7-Day Effective Yield is calculated in accordance with securities industry regulations and does not include net capital gains. The SEC 7-Day Effective Yield assumes reinvestment of dividends for one year.

[7]	The 30-Day Average Yield is a net annualized yield of 30 days back from the current date listed. This yield includes capital gain/loss distribution. This is not an SEC Yield.

[8]

The Fund’s weighted average maturity (WAM) is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 60 days as calculated under SEC Rule 2a-7.

[9]

The Fund’s weighted average life (WAL) is an average of the final maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. This must not exceed 120 days as calculated under SEC Rule 2a-7.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

2

FUND BASICS

FUND COMPOSITION†

Security Type

(Percentage of Net Assets)

†

The Fund is actively managed and, as such, its portfolio composition may differ over time. The percentage shown for each investment category reflects the value (based on amortized cost) of investments in that category as a percentage of net assets. Figures in the above chart may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

3

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments

June 30, 2022 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

U.S. Government Agency Obligations – 1.7%
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.02%)
$900,000	1.879	%(a)	04/05/23	$899,982
500,000	1.881	(a)	05/12/23	500,000
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.04%)
1,500,000	1.894	(a)	10/23/23	1,499,920
3,000,000	1.899	(a)	10/30/23	2,999,879
Federal Farm Credit Bank (3 Mo. U.S. T-Bill MMY + 0.06%)
200,000	1.914	(a)	01/31/23	200,042
Federal Farm Credit Bank (Prime Rate – 3.10%)
1,600,000	1.650	(a)	12/02/22	1,600,000
Federal Farm Credit Bank (Prime Rate – 3.11%)
1,200,000	1.640	(a)	11/21/22	1,199,981
Federal Farm Credit Bank (Prime Rate – 3.13%)
500,000	1.625	(a)	02/01/23	500,000
Federal Farm Credit Bank (Prime Rate – 3.15%)
900,000	1.605	(a)	04/13/23	899,978
Federal Farm Credit Bank (Prime Rate – 3.17%)
400,000	1.585	(a)	11/25/22	400,000
Federal Home Loan Bank (SOFR + 0.17%)
4,200,000	1.710	(a)	07/21/22	4,200,000
Federal Home Loan Bank Discount Notes
8,000,000	2.425		12/13/22	7,913,833
U.S. International Development Finance Corp. (3 Mo. U.S. T-Bill + 0.00%)
6,646,224	1.750		07/06/22	6,646,225

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				$29,459,840

U.S. Treasury Obligations – 13.7%
United States Treasury Bills
$1,900,000	0.925%		08/09/22	$1,898,127
400,000	1.007		08/09/22	399,571
100,000	2.093		10/25/22	99,339
5,800,000	1.450		11/03/22	5,771,403
9,975,000	2.214		12/15/22	9,875,050
500,000	2.453		12/22/22	494,224
600,000	2.463		12/22/22	593,040
500,000	2.478		12/22/22	494,164
700,000	2.488		12/22/22	691,795
800,000	2.489		12/22/22	790,623
2,000,000	2.493		12/22/22	1,976,510
300,000	2.494		12/22/22	296,477
900,000	2.514		12/22/22	889,343
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY – 0.02%)
2,000,000	1.888	(a)	07/31/22	2,000,000
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.03%)
60,000,000	0.079	(a)	04/30/23	60,002,009
28,300,000	0.064	(a)	07/31/23	28,301,738
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.04%)
70,400,000	0.120	(a)	10/31/23	70,402,148

U.S. Treasury Obligations – (continued)
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.05%)
28,600,000	0.064	%(a)	01/31/23	28,602,679
United States Treasury Floating Rate Note (3 Mo. U.S. T-Bill MMY + 0.06%)
14,075,000	0.155	(a)	07/31/22	14,076,849
7,000,000	1.914	(a)	10/31/22	7,002,070
United States Treasury Notes
1,500,000	0.125		01/31/23	1,493,135
400,000	1.375		02/15/23	398,992
3,200,000	2.000		02/15/23	3,223,424
500,000	0.125		02/28/23	497,294
600,000	2.625		02/28/23	606,995

TOTAL U.S. TREASURY OBLIGATIONS				$240,876,999

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS				$270,336,839

Repurchase Agreements(b) – 85.0%
Bank of Montreal
$250,000	0.100	%(c)	07/07/22	$250,000
Maturity Value: $250,253
Settlement Date: 07/30/21
Collateralized by Federal National Mortgage Association, 4.000%, due 04/01/52. The market value of the collateral, including accrued interest, was $257,500.

BNP Paribas
2,500,000	1.470		07/01/22	2,500,000
Maturity Value: $2,500,102

Collateralized by a U.S. Treasury Bond, 2.875%, due 05/15/49, a
U.S. Treasury Inflation-Indexed Bond, 1.375%, due 02/15/44, a
U.S. Treasury Inflation-Indexed Note, 0.125%, due 01/15/32
and U.S. Treasury Notes, 2.875% to 3.125%, due 11/30/23 to
11/15/28. The aggregate market value of the collateral,
including accrued interest, was $2,550,039.

7,000,000	0.720	(c)	07/07/22	7,000,000
Maturity Value: $7,025,480
Settlement Date: 03/08/22

Collateralized by U.S. Treasury Bonds, 3.125% to 6.125%, due
11/15/27 to 02/15/43, U.S. Treasury Inflation-Indexed Notes,
0.375% to 0.625%, due 01/15/24 to 07/15/27, a U.S. Treasury
Note, 2.375%, due 05/15/27 and U.S. Treasury Principal-Only
Stripped Securities, 0.000%, due 02/15/40 to 08/15/48. The
aggregate market value of the collateral, including accrued
interest, was $7,140,036.

4	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Principal Amount	Interest Rate		Maturity Date	Amortized Cost

Repurchase Agreements(b) – (continued)
BNP Paribas – (continued)
$14,000,000	0.730	%(c)	07/07/22	$14,000,000
Maturity Value: $14,051,668
Settlement Date: 03/08/22

Collateralized by Federal Home Loan Bank, 3.740%, due
06/12/43, Federal National Mortgage Association, 2.500% to
6.500%, due 05/01/38 to 10/01/51, Government National
Mortgage Association, 2.500% to 4.500%, due 11/20/39 to
10/20/51, a U.S. Treasury Bill, 0.000%, due 11/03/22, a U.S.
Treasury Bond, 1.875%, due 11/15/51, U.S. Treasury Interest-
Only Stripped Securities, 0.000%, due 02/15/26 to 08/15/45 and
U.S. Treasury Notes, 0.250% to 1.000%, due 04/15/23 to
12/15/24. The aggregate market value of the collateral,
including accrued interest, was $14,418,092.

4,000,000	0.770	(c)	07/07/22	4,000,000
Maturity Value: $4,015,485
Settlement Date: 03/11/22

Collateralized by a U.S. Treasury Floating Rate Note, 1.683%,
due 04/30/24, a U.S. Treasury Inflation-Indexed Bond, 3.875%,
due 04/15/29, a U.S. Treasury Inflation-Indexed Note, 0.125%,
due 04/15/26, U.S. Treasury Interest-Only Stripped Securities,
0.000%, due 11/15/38 to 05/15/42 and U.S. Treasury Notes,
1.875% to 2.250%, due 11/15/25 to 06/30/26. The aggregate
market value of the collateral, including accrued interest, was
$4,079,999.

4,000,000	0.780	(c)	07/07/22	4,000,000
Maturity Value: $4,015,687
Settlement Date: 03/11/22

Collateralized by Federal National Mortgage Association, 2.500%,
due 10/01/35 to 08/01/46, Government National Mortgage
Association, 2.500% to 3.500%, due 06/20/46 to 10/20/51, a
U.S. Treasury Bill, 0.000%, due 11/03/22, U.S. Treasury
Bonds, 3.000% to 6.000%, due 02/15/26 to 05/15/45, U.S.
Treasury Inflation-Indexed Notes, 0.125% to 0.750%, due
07/15/26 to 07/15/28, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 08/15/33 to 11/15/43 and U.S. Treasury
Principal-Only Stripped Securities, 0.000%, due 02/15/43 to
08/15/45. The aggregate market value of the collateral,
including accrued interest, was $4,080,546.

5,000,000	0.820	(c)	07/07/22	5,000,000
Maturity Value: $5,020,956
Settlement Date: 03/15/22

Collateralized by a U.S. Treasury Inflation-Indexed Bond,
2.125%, due 02/15/40, U.S. Treasury Interest-Only Stripped
Securities, 0.000%, due 08/15/33 to 05/15/37 and U.S. Treasury
Notes, 0.375% to 2.125%, due 02/29/24 to 09/15/24. The
aggregate market value of the collateral, including accrued
interest, was $5,100,000.

6,000,000	0.820	(c)	07/07/22	6,000,000
Maturity Value: $6,025,147
Settlement Date: 03/15/22

Collateralized by Government National Mortgage Association,
3.500%, due 04/20/52, U.S. Treasury Inflation-Indexed Notes,
0.375% to 0.625%, due 01/15/24 to 07/15/27 and U.S. Treasury
Notes, 0.375% to 2.250%, due 04/30/23 to 09/15/24. The
aggregate market value of the collateral, including accrued
interest, was $6,120,017.

Repurchase Agreements(b) – (continued)
BofA Securities, Inc.
3,000,000	0.860	%(c)	07/07/22	3,000,000
Maturity Value: $3,013,115
Settlement Date: 03/17/22
Collateralized by Federal Home Loan Mortgage Corp., 0.000%, due 02/25/32. The market value of the collateral, including accrued interest, was $3,060,000.

Joint Account III
1,404,900,000	1.549		07/01/22	1,404,900,000
Maturity Value: $1,404,960,458

Royal Bank of Canada
20,000,000	0.730	(c)	07/07/22	20,000,000
Maturity Value: $20,073,811
Settlement Date: 03/10/22

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
7.500%, due 05/01/30 to 07/01/52 and Federal National
Mortgage Association, 2.000% to 6.000%, due 12/01/29 to
07/01/60. The aggregate market value of the collateral,
including accrued interest, was $20,400,005.

20,000,000	0.740	(c)	07/07/22	20,000,000
Maturity Value: $20,074,822
Settlement Date: 03/11/22

Collateralized by Federal Home Loan Mortgage Corp., 2.000% to
7.500%, due 05/01/30 to 07/01/52 and Federal National
Mortgage Association, 2.000% to 6.000%, due 12/01/29 to
07/01/60. The aggregate market value of the collateral,
including accrued interest, was $20,400,005.

7,000,000	0.840	(c)	07/07/22	7,000,000
Maturity Value: $7,030,870
Settlement Date: 03/17/22

Collateralized by Federal Home Loan Mortgage Corp., 2.500% to
5.000%, due 11/01/40 to 07/01/52 and Federal National
Mortgage Association, 2.500% to 5.000%, due 08/01/32 to
07/01/52. The aggregate market value of the collateral,
including accrued interest, was $7,139,999.

TOTAL REPURCHASE AGREEMENTS				$1,497,650,000

TOTAL INVESTMENTS – 100.4%				$1,767,986,839

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%				(6,933,776)

NET ASSETS – 100.0%				$1,761,053,063

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable or floating rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on June 30, 2022.

(b)	Unless noted, all repurchase agreements were entered into on June 30, 2022. Additional information on Joint Repurchase Agreement Account III appears in the Additional Investment Information section.

(c)	The instrument is subject to a demand feature.

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Schedule of Investments (continued)

June 30, 2022 (Unaudited)

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

Maturity dates represent either the final legal maturity date on the security, the demand date for puttable securities, the date of the next interest rate reset for variable rate securities, or the prerefunded date for those types of securities.

Investment Abbreviations:
MMY	—Money Market Yield
Prime	—Federal Reserve Bank Prime Loan Rate US
SOFR	—Secured Overnight Financing Rate
T-Bill	—Treasury Bill
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT III — At June 30, 2022, the Fund had undivided interests in the Joint Repurchase Agreement Account III, with a maturity date of July 1, 2022, as follows:

Principal Amount	Maturity Value	Collateral Value
$1,404,900,000	$1,404,960,458	$1,446,995,900

REPURCHASE AGREEMENTS — At June 30, 2022, the Principal Amounts of the Fund’s interest in the Joint Repurchase Agreement Account III were as follows:

Counterparty	Interest Rate	Principal Amount
ABN Amro Bank N.V.	1.550%	$413,205,883
Bank of America, N.A.	1.550	275,470,588
Bank of Montreal	1.550	110,188,235
BofA Securities, Inc.	1.550	275,470,588
Credit Agricole Corporate and Investment Bank	1.540	220,376,471
Wells Fargo Securities LLC	1.560	110,188,235

TOTAL		$1,404,900,000

At June 30, 2022, the Joint Repurchase Agreement Account III was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit bank	1.180 to 1.960%	11/07/22 to 04/20/27
Federal Home Loan Bank	2.125 to 3.250	03/10/23 to 03/13/26
Federal Home Loan Mortgage Corp.	0.550 to 6.500	09/02/25 to 06/01/52
Federal National Mortgage Association	1.500 to 6.000	10/01/23 to 06/01/57
Government National Mortgage Association	2.000 to 6.050	06/15/28 to 06/20/52

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets:
Investments based on amortized cost	$270,336,839
Repurchase agreements based on amortized cost	1,497,650,000
Cash	43,638
Receivables:
Fund shares sold	1,071,046
Interest	789,103
Reimbursement from investment advisor	17,604
Other assets	22,683

Total assets	1,769,930,913

Liabilities:
Payables:
Fund shares redeemed	8,250,245
Distribution and Service fees and Transfer Agency fees	337,470
Management fees	191,637
Accrued expenses	98,498

Total liabilities	8,877,850

Net Assets:
Paid-in capital	1,761,129,616
Total distributable earnings (loss)	(76,553)

NET ASSETS	$1,761,053,063

Net asset value, offering and redemption price per share	$1.00
Net Assets:
Institutional Shares	$1,122,682,099
Service Shares	638,370,964

Total Net Assets	$1,761,053,063
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Institutional Shares	1,122,730,774
Service Shares	638,398,823

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement of Operations

For the Six Months Ended June 30, 2022 (Unaudited)

Investment Income:

Interest income	$3,845,069

Expenses:
Management fees	1,043,826
Distribution and Service fees — Service Shares	693,860
Transfer Agency fees(a)	130,466
Professional fees	65,758
Custody, accounting and administrative services	34,294
Printing and mailing fees	23,447
Trustee fees	10,681
Other	3,125

Total expenses	2,005,457

Less — expense reductions	(529,322)

Net expenses	1,476,135

NET INVESTMENT INCOME	$2,368,934

Net realized loss from investment transactions	(174,567)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,194,367

(a) Institutional and Service Shares incurred Transfer Agency fees of $74,962 and $55,504, respectively.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Fiscal Year Ended December 31, 2021

From operations:
Net investment income	$2,368,934	$49,734
Net realized gain (loss) from investment transactions	(174,567)	5,853

Net increase in net assets resulting from operations	2,194,367	55,587

Distributions to shareholders:
From distributable earnings:
Institutional Shares	(1,678,307)	(34,324)
Service Shares	(593,008)	(32,088)

Total distributions to shareholders	(2,271,315)	(66,412)

From share transactions (at $1.00 per share):
Proceeds from sales of shares	1,119,332,951	690,873,762
Reinvestment of distributions	2,271,315	66,343
Cost of shares redeemed	(385,232,848)	(827,803,075)

Net increase (decrease) in net assets resulting from share transactions	736,371,418	(136,862,970)

TOTAL INCREASE (DECREASE)	736,294,470	(136,873,795)

Net assets:

Beginning of period	1,024,758,593	1,161,632,388

End of period	$1,761,053,063	$1,024,758,593

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Money Market Fund
	Institutional Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021		2020	2019	2018	2017

Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.002		—	(b)	0.004	0.021	0.017	0.008

Distributions to shareholders from net investment income(c)	(0.002)		—	(b)	(0.004)	(0.021)	(0.017)	(0.008)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.17%		0.01%		0.43%	2.11%	1.74%	0.76%

Net assets, end of period (in 000’s)	$1,122,682		$523,751		$582,216	$363,783	$411,447	$302,507

Ratio of net expenses to average net assets	0.16	%(e)	0.09%		0.18%	0.18%	0.18%	0.18%

Ratio of total expenses to average net assets	0.20	%(e)	0.21%		0.20%	0.21%	0.23%	0.27%

Ratio of net investment income to average net assets	0.46	%(e)	—	%(f)	0.35%	2.06%	1.73%	0.76%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)	Amount is less than 0.005%.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Government Money Market Fund
	Service Shares
	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31,
			2021		2020	2019	2018	2017

Per Share Data:

Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.001		—	(b)	0.003	0.018	0.015	0.005

Distributions to shareholders from net investment income(c)	(0.001)		—	(b)	(0.003)	(0.018)	(0.015)	(0.005)

Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00	$1.00

Total return(d)	0.10%		0.01%		0.27%	1.86%	1.48%	0.51%

Net assets, end of period (in 000’s)	$638,371		$501,008		$579,416	$350,112	$368,652	$354,248

Ratio of net expenses to average net assets	0.32	%(e)	0.09%		0.33%	0.43%	0.43%	0.43%

Ratio of total expenses to average net assets	0.45	%(e)	0.46%		0.45%	0.46%	0.48%	0.52%

Ratio of net investment income to average net assets	0.23	%(e)	—	%(f)	0.19%	1.81%	1.48%	0.51%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.0005 per share.
(c)	Distributions may not coincide with the current year net investment income or net realized gains as distributions may be paid from current or prior year earnings.
(d)

Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements

June 30, 2022 (Unaudited)

1.    ORGANIZATION

Goldman Sachs Variable Insurance Trust (the “Trust” or “VIT”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Government Money Market Fund (the “Fund”). The Fund is a diversified portfolio under the Act offering two classes of shares — Institutional Shares and Service Shares. Shares of the Trust are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The investment valuation policy of the Fund is to use the amortized-cost method permitted by Rule 2a-7 under the Act for valuing portfolio securities. The amortized-cost method of valuation involves valuing a security at its cost and thereafter applying a constant accretion or amortization to maturity of any discount or premium. Normally, a security’s amortized cost will approximate its market value. Under procedures and tolerances approved by the Board of Trustees (“Trustees”), GSAM evaluates daily the difference between the Fund’s net asset value (“NAV”) per share using the amortized costs of its portfolio securities and the Fund’s NAV per share using market-based values of its portfolio securities. The market-based value of a portfolio security is determined, where readily available, on the basis of market quotations provided by pricing services or securities dealers, or, where accurate market quotations are not readily available, on the basis of the security’s fair value as determined in accordance with Valuation Procedures approved by the Trustees. The pricing services may use valuation models or matrix pricing, which may consider (among other things): (i) yield or price with respect to debt securities that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

B.  Investment Income and Investments — Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service and Transfer Agency fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are declared and recorded daily and paid monthly by the Fund and may include short-term capital gains. Long-term capital gain distributions, if any, are declared and paid annually. The Fund may defer or accelerate the timing of the distribution of short-term capital gains (or any portion thereof).

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

12

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

2.    SIGNIFICANT ACCOUNTING POLICIES (continued)

As of December 31, 2021, the Fund’s certain timing differences on a tax basis were as follows:

Timing differences (Distributions Payable)	$(25)

The amortized cost for the Fund stated in the accompanying Statement of Assets and Liabilities also represents aggregate cost for U.S. federal income tax purposes.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and had concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

E.  Forward Commitments — A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of forward commitments prior to settlement which may result in a realized gain or loss.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default, and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is

13

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

3.    INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation (including both the amortized cost and market-based methods of valuation) of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies related to the market-based method of valuation, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

As of June 30, 2022, all investments and repurchase agreements are classified as Level 2 of the fair value hierarchy. Please refer to the Schedule of Investments for further detail.

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

B.  Distribution and Service (12b-1) Plan — The Trust, on behalf of the Service Shares of the Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of the Fund’s average daily net assets attributable to Service Shares.

C.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly at an annual rate of 0.02% of the Fund’s average daily net assets of Institutional Shares and Service Shares.

D.  Other Expense Agreements — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. This Other Expense limitation will remain in place through at least April 29, 2023, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other

14

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

4.    AGREEMENTS AND AFFILIATED TRANSACTIONS ( continued)

Expense” limitation described above. For the six months ended June 30, 2022, these expense reductions, including any fee waiver and Other Expense reimbursements, were as follows:

Management Fee Waivers	Distribution, Administration, Service and/or Shareholder Administration Plans Fee Waivers	Transfer Agency Waiver	Other Expense Reimbursements	Total Expense Reductions

$121,035	$257,929	$39,149	$111,209	$529,322

E.  Contractual and Net Fund Expenses — The investment adviser may contractually agree to waive or reimburse certain fees and expenses until a specified date. The investment adviser or transfer agent may also voluntarily waive certain fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. The following table outlines such fees (net of waivers) and Other Expenses (net of reimbursements and custodian and transfer agency fee credit reductions) in order to determine the Fund’s net annualized expenses for the fiscal year. The Fund is not obligated to reimburse Goldman Sachs for prior fiscal year fee waivers, if any.

	Institutional Shares		Service Shares
Fee/Expense Type	Contractual rate, if any	Ratio of net expenses to average net assets for the six months ended June 30, 2022	Contractual rate, if any	Ratio of net expenses to average net assets for the six months ended June 30, 2022
Management Fee	0.16%	0.14%	0.16%	0.14%
Distribution and Service Fees	N/A	N/A	0.25	0.16
Transfer Agency Fees	0.02	0.01	0.02	0.01
Other Expenses	—	0.01 (a)	—	0.01 (a)
Net Expenses		0.16%		0.32%

(a)	Amount is less than 0.005% of average net assets.
N/A—Fees	not applicable to respective share class.

F.  Other Transactions with Affiliates — The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common Trustees.

G.  Line of Credit Facility — As of June 30, 2022, the Fund participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2022, the Fund did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

5.    OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such

15

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Notes to Financial Statements (continued)

June 30, 2022 (Unaudited)

5.    OTHER RISKS (continued)

an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Interest Rate Risk — When interest rates increase, the Fund’s yield will tend to be lower than prevailing market rates, and the market value of its investments will generally decline. The Fund may face a heightened level of interest rate risk in connection with the type and extent of certain monetary policy changes made by the Federal Reserve, such as target interest rate changes. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A low interest rate environment poses additional risks to the Fund, because low yields on the Fund’s portfolio holdings may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders, pay expenses out of current income, or minimize the volatility of the Fund’s NAV per share and/ or achieve its investment objective. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, participating insurance companies, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

6.    IDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

7.    SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

16

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

8.    SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended June 30, 2022 (Unaudited)	For the Fiscal Year Ended December 31, 2021
Institutional Shares*
Shares sold	873,381,382	496,281,091
Reinvestment of distributions	1,678,265	34,294
Shares redeemed	(276,079,577)	(554,775,442)
	598,980,070	(58,460,057)
Service Shares*
Shares sold	245,951,569	194,592,671
Reinvestment of distributions	593,050	32,049
Shares redeemed	(109,153,271)	(273,027,633)
	137,391,348	(78,402,913)

NET INCREASE (DECREASE) IN SHARES	736,371,418	(136,862,970)

*	Valued at $1.00 per share.

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Government Money Market Fund (the “Fund”) is an investment portfolio of Goldman Sachs Variable Insurance Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2023 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 14-15, 2022 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and information on general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

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GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(m)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2021. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees considered the performance of the Fund in light of its investment policies and strategies. They noted that the Fund has operated in a generally challenging yield environment since 2009. The Trustees considered that yields had improved by

19

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

early 2020, although they noted that yields had subsequently decreased to near zero following the market disruptions related to the COVID-19 pandemic and related actions by the Federal Reserve, including two emergency interest rate cuts in March 2020. As a result, although the Investment Adviser was generally able to reduce the amount of fees waived and/or reimbursed through 2019 and early 2020, they acknowledged that the Investment Adviser had increased the amount of fees waived and/or reimbursed through late 2020 and 2021 in order to maintain a competitive, non-negative yield for the Fund in the then near-zero yield environment. The Trustees also considered that, since March 2022, the Federal Reserve has implemented a series of interest rate increases in response to inflationary pressures impacting the broader economy, and the Investment Adviser has subsequently been able to again reduce the amount of fees waived and/or reimbursed relative to such amounts waived and/or reimbursed through late 2020 and 2021. The Trustees acknowledged, however, that the interest rate environment remains uncertain in light of broader economic conditions, although they noted that indications from the Federal Reserve suggest further interest rate increases in the near term.    The Trustees considered that, during the relevant period, the Investment Adviser had voluntarily waived fees for the Fund in order to maintain a competitive yield. The Trustees also considered that the Fund had maintained a stable net asset value per share. In light of these considerations, the Trustees believed that the Fund was providing investment performance within a competitive range for investors.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They noted that the Investment Adviser and Goldman Sachs had waived fees and/or reimbursed expenses for the Fund for a portion of the year in order to maintain a competitive yield. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2021 and 2020, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

20

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund.

The Trustees noted that the Fund does not have management fee breakpoints. They considered the asset levels in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing the contractual fee rates charged by the Investment Adviser with fee rates charged to other money market funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. They considered a report prepared by the Outside Data Provider, which surveyed money market funds’ management fee arrangements and use of breakpoints. The Trustees also considered the competitive nature of the money market fund business and the competitiveness of the fees charged to the Fund by the Investment Adviser.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (c) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (d) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (e) Goldman Sachs’ retention of certain fees as Fund Distributor; (f) Goldman Sachs’ ability to engage in principal transactions with the Fund under exemptive orders from the U.S. Securities and Exchange Commission permitting such trades; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (f) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (g) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2023.

21

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Impact of Russian Invasion of Ukraine (Unaudited)

The Russian invasion of Ukraine has negatively affected the global economy and has resulted in significant disruptions in financial markets and increased macroeconomic uncertainty. In addition, governments around the world have responded to Russia’s invasion by imposing economic sanctions and export controls on certain industry sectors, companies and individuals in or associated with Russia. Russia has imposed its own restrictions against investors and countries outside Russia and has proposed additional measures aimed at non-Russian-owned businesses. Businesses in the U.S. and globally have experienced shortages in materials and increased costs for transportation, energy and raw materials due, in part, to the negative effects of the war on the global economy. The escalation or continuation of the war between Russia and Ukraine or other hostilities presents heightened risks relating to cyber-attacks, the frequency and volume of failures to settle securities transactions, supply chain disruptions, inflation, as well as the potential for increased volatility in commodity, currency and other financial markets. The extent and duration of the war, sanctions and resulting market disruptions, as well as the potential adverse consequences for the Fund’s operations are difficult to predict.

22

GOLDMAN SACHS VARIABLE INSURANCE TRUST GOVERNMENT MONEY MARKET FUND

Fund Expenses — Six Month Period Ended June 30, 2022 (Unaudited)

As a shareholder of Institutional Shares and Service Shares of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022 through June 30, 2022, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 1/1/22	Ending Account Value 6/30/22		Expenses Paid for the 6 Months Ended 6/30/22*
Institutional Shares

Actual	$1,000.00	$1,001.71		$0.79
Hypothetical 5% return	$1,000.00	$1,024.00	+	$0.80
Service Shares

Actual	$1,000.00	$1,000.96		$1.59
Hypothetical 5% return	$1,000.00	$1,023.21	+	$1.61

*

Expenses are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2022. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year (or, since inception, if shorter); and then dividing that result by the number of days in the period. The annualized net expense ratios for the period were 0.16% and 0.32% for Institutional Shares and Service Shares, respectively.

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

23

TRUSTEES Jessica Palmer, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Diana M. Daniels Joaquin Delgado Eileen H. Dowling James A. McNamara Gregory G. Weaver Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC

Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

Investment Adviser

200 West Street, New York

New York 10282

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change, they should not be construed as investment advice.

Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of transaction or matter addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The web site links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these web sites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these web sites.

Fund holdings and allocations shown are as of June 30, 2022 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Shares of the Goldman Sachs VIT Funds are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are not offered directly to the general public. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by participating insurance companies. You should refer to those prospectuses for information about surrender charges, mortality and expense risk fees and other charges that may be assessed by participating insurance companies under the variable annuity contracts or variable life insurance policies. Such fees or charges, if any, may affect the return you may realize with respect to your investments. Ask your representative for more complete information. Please consider the Fund’s objectives, risks and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

This report is prepared for the general information of contract owners and is not an offer of shares of the Goldman Sachs Variable Insurance Trust — Goldman Sachs Government Money Market Fund.

© 2022 Goldman Sachs. All rights reserved.

287749-OTU-08/2022 VITMMSAR-22

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Reports to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)		Goldman Sachs Variable Insurance Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable to open-end investment companies.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Variable Insurance Trust

/s/ James A. McNamara
By: James A. McNamara
President/Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
President/Chief Executive Officer of
Goldman Sachs Variable Insurance Trust

Date: August 24, 2022

/s/ Joseph F. DiMaria
By: Joseph F. DiMaria
Principal Financial Officer of
Goldman Sachs Variable Insurance Trust

Date: August 24, 2022